                         SUPPLEMENT DATED MARCH 1, 1996
                                 TO PROSPECTUS
                               DATED MAY 1, 1995
                                      FOR
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                       FARM BUREAU LIFE INSURANCE COMPANY

DEFINITIONS
    The definition of the term "Attained Age" is changed to: "The Insured's age on his or her last birthday plus the number of Policy Years since the Policy Date."

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT: FARM BUREAU LIFE INSURANCE COMPANY
    In addition to the eight states listed on page 9 of the Prospectus, the Company is also admitted to do business in, and may offer life insurance policies (including the Policy) in Idaho, Montana and Wyoming.

THE POLICY: PURCHASING THE POLICY
    The second sentence under this caption on page 13 of the Prospectus is replaced with the following: "A Policy ordinarily will be issued only for Insureds who are 0 to 80 years of age at their last birthday and who supply satisfactory evidence of insurability to the Company."

THE POLICY: EXCHANGE PRIVILEGE
    The first paragraph under this caption on page 16 of the Prospectus is amended to reflect that the Company will permit the owner of a flexible premium fixed-benefit life insurance policy issued by Western Farm Bureau Life Insurance Company (an affiliate of the Company) to exchange such fixed-benefit policy for a Policy on the same basis as is permitted for fixed-benefit policies of the Company.

POLICY BENEFITS: SUICIDE EXCLUSION
    With regard to both the Policy coming into force and the effectiveness of any increase in Specified Amount, the suicide exclusion runs for one year rather than two years. This information supplements the disclosure on page 32 of the Prospectus.

GENERAL PROVISIONS: ADDITIONAL INSURANCE BENEFITS
    The first sentence under this caption on page 33 of the Prospectus is replaced with the following: "Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider:
(i) Universal Cost of Living Increase, (ii) Universal Waiver of Charges, (iii) Universal Adult Term Insurance, (iv) Universal Children's Term Insurance, and
(v) Universal Guaranteed Insurability Option."

APPENDIX A: ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES
    The illustrations on pages A-2 through A-17 are amended to reflect the age at last birthday.

PROSPECTUS
--------------------------------------------------------------------------------

Farm Bureau Life Variable Account
Flexible Premium Variable Life Insurance Policy

--------------------------------------------------------------------------------

This Prospectus describes a flexible premium variable life insurance policy (the "Policy") issued by Farm Bureau Life Insurance Company (the "Company"). This type of life insurance is also commonly called variable universal life. The Policy is designed to provide lifetime insurance protection to age 95. The Policy permits the policyowner to vary premium payments and adjust the death proceeds payable under the Policy. The Policy has been designed for maximum flexibility in meeting changing insurance needs.

The minimum specified amount for which a Policy will be issued is normally $25,000. The Policy provides for the payment of the death proceeds upon the death of the insured and for a net cash value that can be obtained upon complete or partial surrender of the Policy. Death proceeds may, and cash value will, vary with the investment experience of Farm Bureau Life Variable Account (the "Variable Account"). THE POLICYOWNER BEARS THE ENTIRE INVESTMENT RISK; THERE IS NO GUARANTEED MINIMUM CASH VALUE. The Policy also provides for loans using the Policy as collateral. The Policy will remain in force so long as net cash value is sufficient to pay certain monthly charges imposed in connection with the Policy.

A policyowner may allocate net premiums under a Policy to one or more of the subaccounts of the Variable Account. Each Subaccount invests exclusively in a corresponding Portfolio of FBL Variable Insurance Series Fund (the "Fund"). The accompanying prospectus for the Fund describes the investment objectives and attendant risks of each of the Portfolios of the Fund.

Net premiums may also be allocated to the Declared Interest Option. The Declared Interest Option is supported by the Company's General Account. Cash value allocated to the Declared Interest Option is credited with interest at a declared rate guaranteed to be at least 4.5%.

This Prospectus generally describes only the portion of the Policy involving the Variable Account. For a brief summary of the Declared Interest Option, see "THE DECLARED INTEREST OPTION".

A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. If a contract is a modified endowment contract any loan, partial surrender, surrender and/or assignment of the policy could result in adverse tax consequences and/or penalties.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR FBL VARIABLE INSURANCE SERIES FUND.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
--------------------------------------------------------------------------------

Issued By

Farm Bureau Life Insurance Company
5400 University Avenue
West Des Moines, Iowa 50266

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1995.

--------------------------------------------------------------------------------
                   TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                  PAGE
DEFINITIONS.....................................................................     3
--------------------------------------------------------------------------------------

SUMMARY.........................................................................     5
                             The Policy.........................................     5
                             The Variable Account...............................     5
                             The Declared Interest Option.......................     5
                             Premiums...........................................     5
                             Policy Benefits....................................     6
                             Charges............................................     7
                             Distribution of the Policies.......................     8
                             Tax Treatment......................................     8
                             Cancellation Privilege.............................     8
                             Illustrations......................................     8
--------------------------------------------------------------------------------------

FARM BUREAU LIFE INSURANCE COMPANY AND THE VARIABLE ACCOUNT.....................     9
                             Farm Bureau Life Insurance Company.................     9
                             Iowa Farm Bureau Federation........................     9
                             The Variable Account...............................     9
                             FBL Variable Insurance Series Fund.................     9
                             Addition, Deletion or Substitution of Investments..    11
--------------------------------------------------------------------------------------

THE POLICY......................................................................    12
                             Purpose of the Policy..............................    12
                             Purchasing the Policy..............................    13
                             Premiums...........................................    13
                             Policy Lapse and Reinstatement.....................    14
                             Examination of Policy (Cancellation Privilege).....    15
                             Special Transfer Privilege.........................    15
                             Exchange Privilege.................................    16
--------------------------------------------------------------------------------------

POLICY BENEFITS.................................................................    16
                             Cash Value Benefits................................    16
                             Transfers..........................................    19
                             Loan Benefits......................................    19
                             Death Proceeds.....................................    21
                             Accelerated Payments of Death Proceeds.............    23
                             Benefits at Maturity...............................    24
                             Payment Options....................................    24
--------------------------------------------------------------------------------------

CHARGES AND DEDUCTIONS..........................................................    25
                             Premium Expense Charge.............................    26
                             Monthly Deduction..................................    26
                             Transfer Charge....................................    29
                             Surrender Charge...................................    29
                             Variable Account Charges...........................    29
--------------------------------------------------------------------------------------

THE DECLARED INTEREST OPTION....................................................    30
--------------------------------------------------------------------------------------

GENERAL PROVISIONS..............................................................    31
--------------------------------------------------------------------------------------

DISTRIBUTION OF THE POLICIES....................................................    34
--------------------------------------------------------------------------------------

FEDERAL TAX MATTERS.............................................................    34
--------------------------------------------------------------------------------------

ADDITIONAL INFORMATION..........................................................    38
--------------------------------------------------------------------------------------

FINANCIAL STATEMENTS............................................................    46
--------------------------------------------------------------------------------------

APPENDIX A......................................................................   A-1
--------------------------------------------------------------------------------------

APPENDIX B......................................................................   B-1
--------------------------------------------------------------------------------------

                   The Policy is not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

--------------------------------------------------------------------------------
                   DEFINITIONS
--------------------------------------------------------------------------------

ATTAINED AGE.................  The  Insured's age on his  or her birthday nearest  to the Policy Date plus the number of Policy Years since the Policy Date.

BENEFICIARY..................  The person or  entity named  by the Policyowner  in the  application or  by later  designation  to receive  the death  proceeds upon  the death  of the
                               Insured.

BUSINESS DAY.................  Each day that the New York Stock  Exchange is open for trading, except  the day  after Thanksgiving, the day  after Christmas and any  day on which the
                               Home Office is closed  because of a weather-related  or comparable type  of emergency  and  is  unable  to  segregate  orders  and  redemption requests received on that day.

CASH VALUE...................  The total amount invested under the Policy. It is the sum of the values  of the Policy in each subaccount of the Variable Account plus the value of the
                               Policy in the Declared Interest Option.

COMPANY......................  Farm Bureau Life Insurance Company.

DECLARED INTEREST OPTION.....  Net  Premiums may be allocated,  and Cash Value may  be transferred, to the
                               Declared Interest Option.  Cash Value  in the Declared  Interest Option  is
                               credited with interest at a declared rate guaranteed to be at least 4.5%.

DUE PROOF OF DEATH...........  Proof  of death that is satisfactory to the Company. Such proof may consist of the following if acceptable to the Company:

                                   (a)  A certified copy of the death certificate;

                                   (b)  A certified copy of a court decree reciting a finding of death; or

                                   (c)  Any other proof satisfactory to the Company.

FUND.........................  FBL Variable  Insurance Series  Fund, an  open-end, diversified  management investment  company  in  which  the  Variable  Account  invests.  The  Fund currently has six Portfolios: the  Growth Common Stock Portfolio, the  High
                               Grade Bond Portfolio, the High Yield Bond Portfolio, the Managed Portfolio,
                               the Money Market Portfolio and the Blue Chip Portfolio.

GENERAL ACCOUNT..............  The  assets  of the  Company  other than  those  allocated to  the Variable
                               Account or any other separate account.

GRACE PERIOD.................  The 61-day period  beginning on the  date the Company  sends notice to  the
                               Policyowner  that  Net  Cash Value  is  insufficient to  cover  the monthly deduction.

HOME OFFICE..................  The principal offices of  the Company at 5400  University Avenue, West  Des
                               Moines, Iowa 50266.

INSURED......................  The person upon whose life the Policy is issued.

ISSUE DATE...................  The date which the Policy is issued and mailed to the Policyowner.

MATURITY DATE................  The  Policy Anniversary nearest the Insured's 95th birthday. It is the date on which the Policy terminates and the Policy's Cash Value less Policy Debt becomes payable to the Policyowner or the Policyowner's estate.

MONTHLY DEDUCTION DAY........  The same date in each  month as the Policy  Date. The monthly deduction  is made  on  the Business  Day coinciding  with  or immediately  following the
                               Monthly Deduction Day. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

NET ASSET VALUE..............  The total current value of each Subaccount's securities, cash,  receivables and other assets less liabilities.

NET CASH VALUE...............  The  Cash Value of  the Policy reduced  by any outstanding  Policy Debt and increased by any unearned loan interest.

NET PREMIUM..................  The amount  of premium  remaining  after the  premium expense  charge  (see
                               "CHARGES  AND DEDUCTIONS--Premium Expense Charge")  has been deducted. This amount will  be allocated,  according  to the  Policyowner's  instructions, among  the subaccounts  of the Variable  Account and  the Declared Interest
                               Option.

POLICY.......................  The flexible premium variable life insurance policy offered by the  Company and  described in this Prospectus, which term includes the Policy described in this Prospectus, the  Policy application, any supplemental  applications and any endorsements.

POLICY ANNIVERSARY...........  The same date in each year as the Policy Date.

POLICY DATE..................  The  date set  forth on  the Policy  data page  which is  used to determine
                               Policy Years, Policy Months and Policy Anniversaries. The Policy Date  may,
                               but will not always, coincide with the effective date of insurance coverage under the Policy. (See "THE POLICY--Purchasing the Policy.")

POLICY DEBT..................  The  sum of all outstanding Policy Loans and any due and unpaid policy loan interest.

POLICY LOAN..................  An amount borrowed by the Policyowner from the Company for which the Policy serves as the sole security. Interest on Policy Loans is payable in advance
                               (for the remainder of the Policy Year)  upon taking a Policy Loan and  upon each  Policy Anniversary thereafter  (for the following  Policy Year) until the Policy Loan is repaid.

POLICY MONTH.................  A one-month period beginning on a  Monthly Deduction Day and ending on  the day immediately preceding the next Monthly Deduction Day.

POLICYOWNER..................  The  person who  owns a  Policy. The original  Policyowner is  named in the application.

POLICY YEAR..................  A twelve-month  period  that starts  on  the Policy  Date  or on  a  Policy
                               Anniversary.

PORTFOLIO....................  A separate investment portfolio of the Fund.

SPECIFIED AMOUNT.............  The  minimum death  benefit payable  under a Policy  so long  as the Policy remains in force. The Specified Amount as  of the Policy Date is set  forth on the data page in each Policy.

SUBACCOUNT...................  A  subdivision  of the  Variable  Account. Net  premiums  for a  Policy are allocated, in accordance with the  instructions of the Policyowner, to  the
                               Growth  Common  Stock, High  Grade Bond,  High  Yield Bond,  Managed, Money
                               Market and/or Blue Chip Subaccounts  of the Variable Account, which  invest exclusively in shares of, respectively, the Growth Common Stock, High Grade
                               Bond,  High Yield Bond,  Managed, Money Market and  Blue Chip Portfolios of
                               the Fund.

UNIT VALUE...................  The value determined by dividing each  Subaccount's Net Asset Value by  the number of units outstanding at the time of calculation.

SURRENDER CHARGE.............  A  charge that is assessed at the time of any partial or complete surrender equal to the lesser of (i) $25 or (ii) 2.0% of the amount surrendered.

VALUATION PERIOD.............  The period between  the close  of business (3:00  p.m. central  time) on  a
                               Business Day and the close of business on the next Business Day.

VARIABLE ACCOUNT.............  Farm   Bureau  Life   Variable  Account,  a   separate  investment  account
                               established by the  Company to  receive and  invest the  Net Premiums  paid under the Policies.

--------------------------------------------------------------------------------
                   SUMMARY
--------------------------------------------------------------------------------
                       THE  FOLLOWING SUMMARY OF  PROSPECTUS INFORMATION SHOULD
                       BE READ  IN CONJUNCTION  WITH THE  DETAILED  INFORMATION
                       APPEARING ELSEWHERE IN THIS PROSPECTUS. UNLESS OTHERWISE
                       INDICATED,  THE DESCRIPTION  OF THE  POLICY CONTAINED IN
                       THIS PROSPECTUS ASSUMES THAT THE POLICY IS IN FORCE  AND
                       THAT THERE IS NO OUTSTANDING POLICY DEBT.
--------------------------------------------------------------------------------
THE POLICY             Under  the  Policy, subject  to certain  limitations, the
                       Policyowner has flexibility in determining the  frequency
                       and  amount  of premiums.  (See  "THE POLICY--Premiums.")
                       Thus, unlike conventional  fixed-benefit life  insurance,
                       the  Policy does not require a Policyowner to adhere to a
                       fixed  premium   schedule.  Also,   unlike   conventional
                       fixed-benefit  life insurance, the amount and/or duration
                       of the life insurance coverage and the Cash Value of  the
                       Policy  is not  guaranteed and may  increase or decrease,
                       depending upon the  investment experience  of the  assets
                       supporting the Policy. Accordingly, the Policyowner bears
                       the investment risk of any depreciation of, but reaps the
                       benefit   of  any  appreciation  in,  the  value  of  the
                       underlying assets.  As  long  as the  Policy  remains  in
                       force, the Policy will provide for death proceeds payable
                       to   the  Beneficiary  upon   the  Insured's  death,  the
                       accumulation of Cash Value, surrender rights and policy loan privileges. The Policy will remain in force so long as Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Policy. The minimum Specified Amount for which a Policy will be issued is normally $25,000, although the Company may in its discretion issue Policies with Specified Amounts of less than $25,000.

                       Life   Insurance   is   not   a   short-term  investment.
                       Prospective Policyowners should  consider their need  for
                       insurance  coverage and the Policy's long-term investment
                       potential.
--------------------------------------------------------------------------------
THE VARIABLE ACCOUNT   Net  Premiums  are  allocated,  in  accordance  with  the
                       instructions of the Policyowner, to the Variable Account, the Declared Interest Option, or both. The Variable
                       Account consists of  six Subaccounts:  the Growth  Common
                       Stock  Subaccount,  the High  Grade Bond  Subaccount, the
                       High Yield Bond Subaccount,  the Managed Subaccount,  the
                       Money  Market  Subaccount and  the Blue  Chip Subaccount.
                       Each Subaccount  invests exclusively  in a  corresponding
                       Portfolio of the Fund.

                       Cash  Value will, and  death proceeds may,  vary with the
                       investment experience of the Subaccounts, as well as with
                       the frequency and amount of premium payments, any partial
                       surrenders and any charges imposed in connection with the
                       Policy. (See "POLICY BENEFITS--Cash Value Benefits.")
--------------------------------------------------------------------------------
THE DECLARED INTEREST  As  an   alternative  to   the  Variable   Account,   the
OPTION                 Policyowner may allocate or transfer all or  a portion of
                       the Cash  Value to  the  Declared  Interest Option, which
                       guarantees a specified  minimum rate of return. (See "THE
                       DECLARED INTEREST OPTION.")
--------------------------------------------------------------------------------
PREMIUMS               The Company may require the Policyowner to pay an initial
                       premium  equal to the greater of  $100 or an amount that,
                       when reduced by the premium expense charge (see  "CHARGES
                       AND   DEDUCTIONS--Premium   Expense  Charge"),   will  be
                       sufficient to pay  the monthly deductions  for the  first
                       three  Policy Months.  Each Policyowner  will determine a
                       planned periodic premium schedule. The Policyowner is not
                       required to pay premiums  in accordance with the  planned
                       periodic  premium  schedule. (See "THE POLICY--Premiums--
                       PLANNED PERIODIC PREMIUMS.") The  schedule  will  provide
                       for  a  premium  payment  of a  level amount  at a  fixed
                       interval  over a specified period of time. Failure to pay
                       premiums in accordance with the schedule  will not itself
                       cause the Policy to lapse. (See "THE POLICY--Policy Lapse
                       and    Reinstatement--LAPSE.")    Subject    to   certain
                       restrictions, unscheduled premium payments also may be made. (See "THE POLICY--Premiums--UNSCHEDULED PREMIUMS.")

                       A  Policy  will  only  lapse  when  Net  Cash  Value   is
                       insufficient  on  a Monthly  Deduction  Day to  cover the
                       monthly deduction (see  "CHARGES AND  DEDUCTIONS--Monthly
                       Deduction")   and  a  Grace   Period  expires  without  a
                       sufficient payment  (see  "THE POLICY--Policy  Lapse  and
                       Reinstatement--LAPSE").   With   respect   to   premiums,
                       therefore, the Policy differs in two important ways  from
                       a  conventional life insurance policy. First, the failure
                       to pay  a planned  periodic premium  will not  in  itself
                       automatically cause the Policy to lapse. Second, a Policy
                       can  lapse even if planned  periodic premiums or premiums
                       in other amounts have been paid.
--------------------------------------------------------------------------------
POLICY BENEFITS        CASH VALUE  BENEFITS. The  Policy  provides for  a  Cash
                       Value.  The  Cash  Value  will  reflect  the  amount and
                       frequency of premium payments, the investment  experience
                       of  the chosen  subaccounts of the  Variable Account, the
                       interest  earned  on  the  Cash  Value  in  the  Declared
                       Interest Option, any Policy Loans, any partial surrenders
                       and  the charges  imposed in connection  with the Policy.
                       The entire investment risk  for amounts allocated to  the
                       Variable Account is borne by the Policyowner; the Company
                       does  not guarantee  a minimum  Cash Value.  (See "POLICY
                       BENEFITS--Cash   Value   Benefits--CALCULATION  OF   CASH
                       VALUE.")

                       The Policyowner may, at any time, surrender a Policy and receive the Net Cash Value. Subject to certain limitations, the Policyowner may also partially surrender the Policy and obtain a portion of the Net Cash Value at any time prior to the Maturity Date. Partial surrenders will reduce both the Cash Value and death proceeds payable under the Policy. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") A charge will be assessed upon partial or complete surrender. (See "CHARGES AND DEDUCTIONS--Surrender Charge.")

                       TRANSFERS. A Policyowner may transfer amounts among the subaccounts of the Variable Account an unlimited number of times in a Policy Year; however, only one transfer per Policy Year may be made between the Declared Interest Option and the Variable Account. The first transfer in a Policy Year is free; subsequent transfers in that Policy Year will be assessed a charge of $25. The transfer charge, unless paid in cash, will be deducted from the amount transferred. (See "POLICY BENEFITS--Transfers.") A transfer from the Variable Account to the Declared Interest Option requested in connection with the exercise of the special transfer privilege under the Policy (see "THE POLICY--Special Transfer Privilege") will not be considered a transfer for purposes of the one-transfer limit or the $25 charge.

                       POLICY LOANS. So long as a Policy is in force and has a positive Net Cash Value, the Policyowner may borrow up to 90% of the Policy's Cash Value as of the end of the Valuation Period during which the request for the Policy Loan is received at the Home Office, less any previously outstanding Policy Debt. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS--Policy Proceeds.")

                       Interest on Policy Loans is payable in advance for each Policy Year at an annual rate that will not exceed 7.4% per year in advance (which is equal to an effective rate of 8.0%). When a Policy Loan is made, an amount equal to the Policy Loan will be transferred to, and segregated within, the Declared Interest Option as security for the Policy Loan and will earn interest daily at a fixed annual rate. (See "POLICY BENEFITS--Loan Benefits--POLICY LOANS.") Upon partial or full repayment of Policy Debt, the portion of the Cash Value in the Declared Interest Option securing the repaid portion of the Policy Debt will no longer be segregated within the Declared Interest Option as security for Policy Debt, but will remain in the Declared Interest Option unless, and until, the Policyowner transfers such amount to one or more of the subaccounts of the Variable Account. (See "POLICY BENEFITS--Loan Benefits--REPAYMENT OF POLICY DEBT.") Any outstanding Policy Debt, reduced by any unearned loan interest, will be deducted from the proceeds payable upon death or surrender. Any outstanding Policy Debt will be deducted from the proceeds payable upon maturity. Depending upon investment performance of Net Cash Value and on the amount of Policy Debt, loans may cause a policy to lapse. If a Policy is not a modified endowment contract, lapse of the Policy with loans outstanding may have adverse tax consequences. (See "FEDERAL TAX MATTERS--Policy Proceeds.")

                       DEATH PROCEEDS. The Policies provide for the payment of death proceeds following receipt by the Company (at its Home Office) of Due Proof of Death of the Insured. The

                       Policy contains two death benefit options. Under Option A, the death benefit is the greater of the sum of the Specified Amount and the Policy's Cash Value, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy. Under Option B, the death benefit is the greater of the Specified Amount, or the Cash Value multiplied by the specified amount factor for the Insured's Attained Age, as set forth in the Policy. For this purpose, all calculations are made as of the end of the Business Day coinciding with or immediately following the date of death.

                       Under either death benefit option, so long as the Policy remains in force, the death benefit will not be less than the Specified Amount of the Policy on the date of death. The death benefit may, however, exceed the Specified Amount. The amount by which the death benefit exceeds the Specified Amount depends upon the death benefit option chosen and the Cash Value of the Policy. (See "POLICY BENEFITS--Death Proceeds.") To determine the death proceeds, the death benefit will be reduced by any outstanding Policy Debt and increased by any unearned loan interest and any premiums paid after the date of death. The proceeds may be paid in a lump sum or in accordance with a payment option. (See "POLICY BENEFITS--Payment Options.")

                       Anytime after the first Policy Year, the Policyowner may, subject to certain restrictions, adjust the death benefit payable under the Policy by increasing or decreasing the Specified Amount. (See "POLICY BENEFITS--Death Proceeds--CHANGE IN EXISTING COVERAGE.") In addition, the Policyowner may, at any time, change the death benefit option in effect. (See "POLICY BENEFITS--Death Proceeds--CHANGE IN DEATH BENEFIT OPTION.")

                       BENEFITS AT MATURITY. If the Insured is alive and the Policy is in force on the Maturity Date, the Policyowner will be paid the Cash Value of the Policy as of the end of the Business Day coinciding with or immediately following the Maturity Date, reduced by any outstanding Policy Debt.
--------------------------------------------------------------------------------
CHARGES PREMIUM EXPENSE CHARGE. The Net Premium equals the premium paid less a premium expense charge. The premium expense charge consists of a 5.0% sales charge (used to compensate the Company for expenses incurred in connection with the distribution of the Policies) and a 2.0% premium tax charge (used to compensate the Company for premium taxes imposed by various states and subdivisions thereof). (See "CHARGES AND DEDUCTIONS-- Premium Expense Charge.")

                       CASH VALUE CHARGES. Cash Value will be reduced each Policy Month on the Monthly Deduction Day by a monthly deduction equal to the sum of a cost of insurance charge, the cost of any additional insurance benefits added by rider and an administrative charge of $3.00. In addition, during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge. This charge will range from $0.05 to $0.50 per $1,000 of Specified Amount and will depend upon the Attained Age of the Insured and the Policy's total Specified Amount. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE.") The monthly deduction will vary in amount from month to month. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.")

                       Upon partial or complete surrender of a Policy, a charge equal to the lesser of $25 or 2.0% of the amount surrendered will be assessed. (See "CHARGES AND DEDUCTIONS--Surrender Charge.") During a Policy Year, a charge will be made for the second and subsequent transfers of assets among the Subaccounts and between the Variable Account and the Declared Interest Option. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

                       CHARGES AGAINST THE VARIABLE ACCOUNT. A daily charge at the rate of .0024548% of the average daily net assets of each Subaccount will be imposed to compensate the Company for certain mortality and expense risks incurred in connection with the Policies. (See "CHARGES AND DEDUCTIONS--Variable Account Charges.") This corresponds to an effective annual rate of .90%.

                       Currently, no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. The Company may, however, make such a charge in the future.

                       FUND EXPENSES. In addition, because the Variable  Account
                       purchases shares  of  the Fund,  the  value  of  the  net
                       assets   of  the   Variable  Account   will  reflect  the
                       investment advisory fee  and other  expenses incurred  by
                       the  Fund. (See "CHARGES AND DEDUCTIONS--Variable Account
                       Charges--FUND EXPENSES.")
--------------------------------------------------------------------------------
DISTRIBUTION OF THE    The  Policies   will   be   distributed   by   registered
POLICIES               representatives  of  FBL  Marketing  Services,  Inc.  FBL
                       Marketing  Services,   Inc.,  a   wholly-owned   indirect
                       subsidiary   of   the   Company,  is   registered   as  a
                       broker-dealer with the Securities and Exchange Commission
                       and is a member of the National Association of Securities
                       Dealers, Inc.
--------------------------------------------------------------------------------
TAX TREATMENT          If a Policy is issued on the basis of a standard  premium
                       class,  while  there  is  some  uncertainty,  the Company
                       believes  that  the  Policy  should  qualify  as  a  life
                       insurance  contract for federal income tax purposes. If a
                       Policy is issued on a substandard basis, it is not  clear
                       whether  or  not  the  Policy  would  qualify  as  a life
                       insurance  contract  for  federal  income  tax  purposes.
                       Assuming  that  a Policy  qualifies  as a  life insurance
                       contract for federal income tax purposes, the Cash  Value
                       under  a  Policy should  be subject  to the  same federal
                       income tax treatment as  cash value under a  conventional
                       fixed-benefit   Policy.  Under  existing   tax  law,  the
                       Policyowner is not deemed  to be in constructive  receipt
                       of   Cash  Values  under  a   Policy  until  there  is  a
                       distribution from the Policy. Like death benefits payable
                       under  conventional   life  insurance   policies,   death
                       proceeds payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally will not be taxed on these proceeds.

                       A Policy entered into or "materially changed" after June 20, 1988 may be treated as a "modified endowment contract" depending upon the amount of premiums paid in relation to the death benefit. If the Policy is a modified endowment contract, then all pre-death distributions, including Policy Loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2, any such distributions generally will be subject to a 10% additional tax. For further discussion of modified endowment contracts, including a discussion of premium limitation rules, see "FEDERAL TAX MATTERS--Modified Endowment Contracts".

                       If  the  Policy  is not  a  modified  endowment contract,
                       distributions generally will be treated first as a return
                       of basis  or investment  in the  contract and  then as  a
                       disbursement  of taxable income. Moreover, loans will not
                       be   treated   as    distributions.   Finally,    neither
                       distributions  nor  loans from  a  Policy that  is  not a
                       modified  endowment  contract  are  subject  to  the  10%
                       additional tax. (See "FEDERAL TAX MATTERS.")
--------------------------------------------------------------------------------
CANCELLATION           The  Policyowner  is  granted a  20-day  period following
PRIVILEGE              receipt of the Policy in which to examine and return  the
                       Policy.  The Policyowner  will receive  the Policy's Cash
                       Value plus an amount  approximately equal to any  charges
                       which  have been  deducted from premiums,  Cash Value and
                       the Variable  Account. (See  "THE POLICY--Examination  of
                       Policy (Cancellation Privilege).")
--------------------------------------------------------------------------------
ILLUSTRATIONS          Sample  projections  of  hypothetical  Policy  values are
                       included starting at page  A-1 of this Prospectus.  These
                       projections  of  hypothetical  values may  be  helpful in
                       understanding the long-term  effects of different  levels
                       of   investment  performance,   charges  and  deductions,
                       electing one  or  the  other  death  benefit  option  and
                       generally   in  comparing  this   Policy  to  other  life
                       insurance policies.  NONETHELESS, THE  ILLUSTRATIONS  ARE
                       BASED  ON HYPOTHETICAL INVESTMENT RATES OF RETURN AND ARE
                       NOT A  REPRESENTATION  OF  PAST  OR  FUTURE  PERFORMANCE.
                       Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

                       This  Prospectus  describes  only  those  aspects  of the
                       Policy that relate to the Variable Account, except  where
                       Declared   Interest   Option  matters   are  specifically
                       mentioned. For  a brief  summary of  the aspects  of  the
                       Policy relating to the Declared Interest Option, see "THE
                       DECLARED INTEREST OPTION".
--------------------------------------------------------------------------------
                       FARM BUREAU LIFE INSURANCE COMPANY
                       AND THE VARIABLE ACCOUNT
--------------------------------------------------------------------------------
FARM BUREAU LIFE       The  Company is a stock  life insurance company which was
INSURANCE COMPANY      incorporated in the  State of Iowa  on October 30,  1944.
                       100%  of the outstanding voting shares of the Company are
                       owned by Farm Bureau  Multi-State Services, Inc.  64.967%
                       of   the  outstanding   voting  shares   of  Farm  Bureau
                       Multi-State Services, Inc. is  owned by Iowa Farm  Bureau
                       Federation.  The  Company is  principally engaged  in the
                       offering of  life insurance  policies, disability  income
                       insurance  policies and annuity contracts and is admitted
                       to do business in eight states--Iowa, Kansas,  Minnesota,
                       Nebraska, North Dakota, South Dakota, Utah and Wisconsin.
                       The   principal  offices  of  the  Company  are  at  5400
                       University Avenue, West Des Moines, Iowa 50266.
--------------------------------------------------------------------------------
IOWA FARM BUREAU       Iowa Farm  Bureau Federation  is an  Iowa  not-for-profit
FEDERATION             corporation,  the members of which are county Farm Bureau
                       organizations and  their  individual members.  Iowa  Farm
                       Bureau  Federation is primarily  engaged, through various
                       divisions and subsidiaries, in the formulation,  analysis
                       and  promotion of programs (at local, state, national and
                       international levels)  that are  designed to  foster  the
                       educational,  social  and  economic  advancement  of  its
                       members.  The  principal  offices  of  Iowa  Farm  Bureau
                       Federation  are  at  5400  University  Avenue,  West  Des
                       Moines, Iowa 50266.
--------------------------------------------------------------------------------
THE VARIABLE ACCOUNT   The Variable Account was established by the Company as  a
                       separate account on March 3, 1987. The Variable Account will receive and invest the Net Premiums paid under the Policies. In addition, the Variable Account may receive and invest net premiums for any other variable life insurance policies issued in the future by the Company.

                       Although the assets in the Variable Account are the property of the Company, the assets in the Variable Account attributable to the Policies generally are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Variable Account are available to cover the general liabilities of the Company only to the extent that the Variable Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Variable Account. The Company has the right to transfer to the General Account any assets of the Variable Account which are in excess of such reserves and other policy liabilities.

                       The Variable Account currently is divided into six Subaccounts but may, in the future, include additional subaccounts. Each Subaccount invests exclusively in shares of a single corresponding Portfolio of the Fund. Income and realized and unrealized gains or losses from the assets of each Subaccount are credited to or charged against, that Subaccount without regard to income, gains or losses from any other Subaccount.

                       The Variable  Account  has  been  registered  as  a  unit
                       investment trust under the Investment Company Act of 1940
                       and  meets the definition of a separate account under the
                       federal securities laws. Registration with the Securities
                       and Exchange Commission does  not involve supervision  of
                       the management or investment practices or policies of the
                       Variable  Account or  the Company by  the Commission. The
                       Variable Account is also subject to the laws of the State
                       of  Iowa  which  regulate  the  operations  of  insurance
                       companies domiciled in Iowa.
--------------------------------------------------------------------------------
FBL VARIABLE           The  Variable Account  invests in  shares of  the Fund, a
INSURANCE SERIES FUND  mutual fund  of  the  series  type  with  six  investment
                       Portfolios.  The Fund currently has a Growth Common Stock
                       Portfolio, a High Grade Bond Portfolio, a High Yield Bond
                       Portfolio, a Managed Portfolio, a Money Market  Portfolio
                       and   a  Blue  Chip  Portfolio.  The  Fund  may,  in  the
                       future, provide for additional portfolios. Each Portfolio has its own investment objectives and the income and losses for each Portfolio of the Fund will be determined separately.

                       The investment objectives and policies of each Portfolio are summarized below. There is no assurance that any
                       Portfolio will achieve its stated objectives. More detailed information, including a description of risks, may be found in the prospectus for the Fund, which must accompany or precede this Prospectus and which should be read carefully and retained for future reference.

                           GROWTH COMMON STOCK PORTFOLIO. This Portfolio seeks long-term capital appreciation with current income as a secondary objective. The Portfolio will pursue these objectives by investing in common stocks which appear to the Fund's investment adviser to possess above-average potential for appreciation in market value.

                           HIGH GRADE BOND PORTFOLIO. This Portfolio seeks as high a level of current income as is consistent with a high quality portfolio of debt securities. The Portfolio will pursue this objective by investing primarily in debt securities rated AAA, AA or A by Standard & Poor's Corporation and/or Aaa, Aa or A by Moody's Investors Service, Inc., and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

                           HIGH YIELD BOND PORTFOLIO. This Portfolio seeks, as a primary objective, as high a level of current income as is consistent with investment in a portfolio of fixed-income securities rated in the lower categories of established rating services. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in fixed-income securities rated Baa or lower by Moody's Investors Service, Inc. and/or BBB or lower by Standard & Poor's Corporation, or in unrated securities of comparable quality. AN INVESTMENT IN THIS PORTFOLIO MAY ENTAIL GREATER THAN ORDINARY FINANCIAL RISK. (See the Fund Prospectus "Principal Risk Factors--Special Considerations--High Yield Bonds.")

                           MANAGED PORTFOLIO. This Portfolio seeks the highest total investment return of income and capital appreciation. The Portfolio will pursue this objective through a fully managed investment policy consisting of investments in the following three market sectors: (i) common stocks and other equity securities of the type in which the Growth Common Stock Portfolio may invest; (ii) high quality debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) high quality short-term money market instruments of the type in which the Money Market Portfolio may invest.

                           MONEY MARKET PORTFOLIO. This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

                           BLUE CHIP PORTFOLIO. This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing primarily in common stocks of well-capitalized, established companies. Because this Portfolio may be invested heavily in particular stocks or industries, an investment in this Portfolio may entail relatively greater risk of loss.

                       The Fund currently sells shares only to the Variable Account and a separate account of the Company supporting variable annuity contracts. The Fund may in the future sell shares to other separate accounts of the Company or its life insurance company affiliates supporting other variable insurance products, or to variable life insurance and variable annuity separate accounts of insurance companies not affiliated with the Company. The Company currently does not foresee any disadvantages to

                       Policyowners arising from the sale of shares to support its variable annuity contracts or that would arise if the Fund were to offer its shares to support products other than the Policies or such variable annuity contracts. However, the management of the Fund intends to monitor events in order to identify any material irreconcilable conflicts that might possibly arise if the Fund were to offer the shares to support products other than the Policies or such variable annuity contracts. In that event, it would determine what action, if any, should be taken in response to those events or conflicts. In addition, if the Company believes that the Fund's response to any of those events or conflicts insufficiently protects Policyowners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the Fund Prospectus for more detail.)

                       FBL Investment Advisory Services, Inc. (the "Adviser") serves as investment adviser to the Fund and manages its assets in accordance with policies, programs and guidelines established by the Trustees of the Fund. The Adviser is a wholly-owned, indirect subsidiary of the Company. As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee, accrued daily and payable monthly, based on an annual percentage of the average daily net assets of each Portfolio as follows:

                                                                          AVERAGE DAILY NET
                                                                                ASSETS
                                                                 ------------------------------------
                                                                    FIRST       SECOND       OVER
                                                                    $200         $200        $400
                       PORTFOLIO                                   MILLION     MILLION      MILLION
                       ---------                                 -----------  ----------  -----------
                       Growth Common Stock.....................       0.50%      0.45  %        0.40%
                       High Grade Bond.........................       0.30%      0.275 %        0.25%
                       High Yield Bond.........................       0.50%      0.45  %        0.40%
                       Managed.................................       0.55%      0.50  %        0.45%
                       Money Market............................       0.30%      0.275 %        0.25%
                       Blue Chip...............................       0.20%      0.20  %        0.20%

                       The Adviser, at its expense, furnishes the Fund with office space and facilities, simple business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses. The Adviser has agreed to reimburse the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of any Portfolio of the Fund exceed 1.50% of average daily net assets of that Portfolio for any fiscal year of the Fund. This reimbursement agreement will remain in effect as long as the Investment Advisory agreement remains in effect and cannot be changed without shareholder approval. Additionally, the Adviser has agreed to reimburse any Portfolio for calendar year 1995 to the extent that annual operating expenses, including the investment advisory fee, exceed .55%. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1995. (See "CHARGES AND DEDUCTIONS--Variable Account Charges--FUND EXPENSES.")

                       The  Fund is registered with  the Securities and Exchange
                       Commission  as   an  open-end,   diversified   management
                       investment  company. Such  registration does  not involve
                       supervision of the management or investment practices  or
                       policies  of  the  Fund by  the  Securities  and Exchange
                       Commission.
--------------------------------------------------------------------------------
ADDITION, DELETION OR  The Company  reserves the  right, subject  to  compliance
SUBSTITUTION OF        with applicable law, to make additions to, deletions from
INVESTMENTS            or  substitutions  for  the  shares  of  the  mutual fund
                       Portfolios that are held by the Variable Account or  that
                       the  Variable Account  may purchase.  If the  shares of a
                       Portfolio are no longer  available for investment or  if,
                       in  its  judgment,  further investment  in  any Portfolio
                       should become inappropriate  in view of  the purposes  of
                       the  Variable Account, the Company  reserves the right to
                       dispose of the shares of any Portfolio of the Fund and to
                       substitute shares of another Portfolio of the Fund or  of
                       another   open-end,   registered   management  investment
                       company. The  Company  will  not  substitute  any  shares
                       attributable   to   a   Policyowner's   Cash   Value   in
                       the Variable Account without notice to and prior approval of the Securities and Exchange Commission, to the extent required by the Investment Company Act of 1940 or other applicable law. Nothing contained in this Prospectus shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Policyowners.

                       The Company also reserves the right to establish additional subaccounts of the Variable Account, each of which would invest in shares of a new portfolio of the Fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing, tax or investment conditions warrant, and any new subaccounts may be made available to existing Policyowners on a basis to be determined by the Company. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount(s), or one or more Subaccounts may be eliminated or combined with any other Subaccount(s) if, in the sole discretion of the Company, marketing, tax or investment conditions warrant.

                       In  the  event of  any such  substitution or  change, the
                       Company may, by appropriate endorsement, make such changes in these and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, may be
                       deregistered  under   that   Act  in   the   event   such
                       registration is no longer required, or, subject to obtaining any approvals or consents required by applicable law, may be combined with other Company separate accounts. To the extent permitted by applicable law, the Company may also transfer the assets of the Variable Account associated with the Policies to another separate account. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Variable Account. (See "ADDITIONAL INFORMATION--Voting Rights.")
--------------------------------------------------------------------------------
                       THE POLICY
--------------------------------------------------------------------------------
PURPOSE OF THE POLICY  The Policy is  designed to provide  the Policyowner  with both lifetime insurance protection and significant flexibility in connection with the amount and frequency of premium payments and the level of death proceeds payable under a Policy. Unlike conventional life insurance, the Policyowner is not required to pay scheduled premiums to keep a Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of death proceeds payable under a Policy, without having to purchase a new policy, by increasing or decreasing the Specified Amount. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust death proceeds and vary premium payments.

                       The Policy varies from conventional fixed-benefit life insurance in a number of additional respects. Because the death proceeds may, and the Cash Value will, vary with the investment experience of the chosen Subaccounts, the Policyowner bears the investment risk of any depreciation of, but reaps the benefit of any appreciation in, the value of the underlying assets. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Variable Account.

                       Life Insurance is not a short-term investment. Prospective policyowners should consider their need for insurance coverage and the Policy's long-term investment potential. A prospective policyowner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally, it is not advisable to purchase another policy to replace an existing policy.
--------------------------------------------------------------------------------
PURCHASING THE POLICY  Before it will issue a Policy, the Company must receive a completed application, including payment of the initial premium, at its Home Office. A Policy ordinarily will be issued only for Insureds who are 0 to 75 years of age at their birthday nearest the Policy Date and who supply satisfactory evidence of insurability to the Company. Acceptance is subject to the Company's underwriting rules and the Company may, in its sole discretion, reject any application or premium for any reason. The minimum Specified Amount for which a Policy will be issued is normally $25,000, although the Company may, in its discretion, issue Policies with Specified Amounts of less than $25,000.

                       The Policy Date will be the later of (i) the date of the initial application, or (ii) if additional medical or other information is required pursuant to the Company's underwriting rules, the date all such additional information is received by the Company at its Home Office. The Policy Date may also be any other date mutually agreed to by the Company and the Policyowner. If the later of (i) and (ii) above is the 29th, 30th or 31st of any month, the Policy Date will be the 28th of such month. The Policy Date is the date used to determine Policy Years, Policy Months and Policy Anniversaries. The Policy Date may, but will not always, coincide with the effective date of insurance coverage under the Policy.

                       The effective date of insurance coverage under the Policy will be the later of (i) the Policy Date, (ii) if an amendment to the initial application is required pursuant to the Company's underwriting rules, the date the Insured signs the last such amendment, or (iii) the date on which the full initial premium is received by the Company at its Home Office.
--------------------------------------------------------------------------------
PREMIUMS Subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums.

                       PREMIUM FLEXIBILITY. Unlike conventional insurance policies, the Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. The Company may require the Policyowner to pay an initial premium equal to the greater of $100 or an amount that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be sufficient to pay the monthly deduction for the first three Policy Months. Thereafter, subject to the minimum and maximum premium limitations described below, a Policyowner may also make unscheduled premium payments at any time prior to the Maturity Date.

                       PLANNED PERIODIC PREMIUMS. Each Policyowner will determine a planned periodic premium schedule that provides for the payment of a level premium over a specified period of time on a quarterly, semi-annual or annual basis. The Company may, at its discretion, permit planned periodic payments to be made on a monthly basis. Periodic reminder notices ordinarily will be sent to the Policyowner for each planned periodic premium. Depending on the duration of the planned periodic premium schedule, the timing of planned payments could affect the tax status of the Policy. (See "FEDERAL TAX MATTERS.")

                       The Policyowner is not required to pay premiums in accordance with the planned periodic premium schedule. Furthermore, the Policyowner has considerable flexibility to alter the amount, frequency and the time period over which planned periodic premiums are paid; however, no planned periodic payment may be less than $100 without the Company's consent. Changes in the planned premium schedule may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       The payment of a planned periodic premium will not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's Cash Value. Thus, even if planned periodic premiums are paid by the Policyowner, the

                       Policy will nevertheless lapse if Net Cash Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "CHARGES AND DEDUCTIONS--Monthly Deduction") and a Grace Period expires without a sufficient payment (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE").

                       UNSCHEDULED PREMIUMS. Each unscheduled premium payment must be at least $100; however, the Company may, in its discretion, waive this minimum requirement. The Company reserves the right to limit the number and amount of unscheduled premium payments. An unscheduled premium payment may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       PREMIUM LIMITATIONS. In no event may the total of all premiums paid, both planned periodic and unscheduled, exceed the applicable maximum premium limitation imposed by federal tax laws. Because the maximum premium limitation is in part dependent upon the Specified Amount for each Policy, changes in the Specified Amount may affect this limitation. If at any time a premium is paid which would result in total premiums exceeding the applicable maximum premium limitation, the Company will accept only that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the applicable maximum premium limitation.

                       PAYMENT OF PREMIUMS. Payments made by the Policyowner will be treated first as payment of any outstanding Policy Debt unless the Policyowner indicates that the payment should be treated otherwise. Where no indication is made, any portion of a payment that exceeds the amount of any outstanding Policy Debt will be treated as a premium payment.

                       NET PREMIUMS. The Net Premium is the amount available for investment. The Net Premium equals the premium paid less the premium expense charge. (See "CHARGES AND DEDUCTIONS--Premium Expense Charge.")

                       ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner can allocate Net Premiums or portions thereof to the Subaccounts, to the Declared Interest Option, or both. Notwithstanding the allocation in the application, the Net Premiums will first be allocated to the Money Market Subaccount as of the Issue Date. When the Company receives, at its Home Office, a notice signed by the Policyowner that the Policy has been received and accepted, the Policy's Cash Value in the Money Market Subaccount automatically will be allocated, without charge, among the Subaccounts and the Declared Interest Option in accordance with the Policyowner's percentage allocation in the application. The Policyowner does not waive his cancellation privilege by sending the signed notice of receipt and acceptance of the Policy to the Company (see "THE POLICY--Examination of Policy (Cancellation Privilege)").

                       Net Premiums received after the date the Company receives
                       the  signed notice  will be allocated  in accordance with
                       the   Policyowner's   percentage   allocation   in    the
                       application  or the  most recent  written instructions of
                       the Policyowner. The minimum  percentage of each  premium
                       that  may be allocated to  any subaccount of the Variable
                       Account or to  the Declared  Interest Option  is 10%;  no
                       fractional  percentages will be permitted. The allocation
                       for future Net Premiums may be changed without charge, at
                       any time while the Policy  is in force, by providing  the
                       Company  with written notice on  a form acceptable to the
                       Company signed by the  Policyowner. The change will  take
                       effect  on the date the written notice is received at the
                       Home Office and will have no effect on prior cash values.
--------------------------------------------------------------------------------
POLICY LAPSE AND       LAPSE. Unlike conventional life  insurance policies,  the
REINSTATEMENT          failure  to make  a planned periodic premium payment will
                       not itself cause a Policy to lapse. Lapse will occur only
                       when  Net  Cash  Value  is  insufficient  on  a   Monthly
                       Deduction   Day  to  cover  the  monthly  deduction  (see
                       "CHARGES AND DEDUCTIONS--Monthly Deduction") and a  Grace
                       Period expires without a sufficient payment. Insurance coverage will continue during the Grace Period, but the Policy will be deemed to have no Cash Value for purposes of

                       Policy Loans and surrenders during such Grace Period. The death proceeds payable during the Grace Period will equal the amount of the death proceeds payable immediately prior to the commencement of the Grace Period, reduced by any due and unpaid monthly deductions.

                       To avoid lapse and termination of the Policy without value, the Company must receive from the Policyowner during the Grace Period a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). A Grace Period of 61 days will commence on the date the Company sends a notice of any insufficiency to the Policyowner.

                       REINSTATEMENT. Prior to the Maturity Date, a lapsed Policy may be reinstated at any time within five years of the Monthly Deduction Day immediately preceding the
                       Grace Period which expired without payment of the required premium. Reinstatement is effected by submitting the following items to the Company:

                           1. A written application for reinstatement signed by the Policyowner and the Insured;

                           2. Evidence of insurability satisfactory to the Company;

                           3. A premium that, after the deduction of the premium expense charge, is at least sufficient to keep the Policy in force for three months; and

                           4. An amount equal to the monthly cost of insurance for the two Policy Months prior to lapse.

                       (State law may limit the premium to be paid on reinstatement to an amount less than that described.) To the extent that the first year monthly administrative charge was not deducted for a total of twelve Policy Months prior to lapse, such charge will continue to be deducted following reinstatement of the Policy until such charge has been assessed, both before and after the lapse, for a total of 12 Policy Months. (See "CHARGES AND DEDUCTIONS--Monthly Deduction.") The Company will not reinstate a Policy surrendered for its Cash Value. The lapse of a Policy with loans outstanding may have adverse tax consequences (see "FEDERAL TAX MATTERS--Policy Proceeds").

                       The  effective date of the  reinstated Policy will be the
                       Monthly Deduction Day coinciding  with or next  following
                       the   date  the  Company  approves  the  application  for
                       reinstatement.
--------------------------------------------------------------------------------
EXAMINATION OF POLICY  The Policyowner may  cancel the Policy  by delivering  or
(CANCELLATION          mailing  written  notice  or  sending  a  telegram to the
PRIVILEGE)             Company at its Home Office, and returning  the  Policy to
                       the Company at its Home Office before midnight of the twentieth day after the Policyowner receives the Policy.
                       Notice given by mail and return of the Policy by mail are effective on being postmarked, properly addressed and postage prepaid.

                       With  respect  to all Policies, the Company will  refund,
                       within seven days after receipt of satisfactory notice of
                       cancellation  and the returned Policy at its Home Office,
                       an amount equal to the sum  of (a) the Cash Value of  the
                       Policy  on the Business Day on or next following the date
                       the Policy is received by the Company at its Home Office,
                       (b) any premium expense charges which were deducted  from
                       premiums,  (c) monthly deductions made on the Policy Date
                       and  any   Monthly  Deduction   Day,  and   (d)   amounts
                       approximating   the  daily  mortality  and  expense  risk
                       charges against the Variable Account.
--------------------------------------------------------------------------------
SPECIAL TRANSFER       A Policyowner may, at any time prior to the Maturity Date
PRIVILEGE              while the Policy  is in  force, convert the  Policy to  a
                       flexible  premium fixed-benefit life  insurance policy by
                       requesting that all  of the  Cash Value  in the  Variable
                       Account  be transferred to  the Declared Interest Option.
                       The  Policyowner  may  exercise  this  special   transfer
                       privilege  once  each  Policy  Year.  Once  a Policyowner
                       exercises   the   special    transfer   privilege,    all
                       future premium payments automatically will be credited to
                       the  Declared  Interest Option,  until  such time  as the
                       Policyowner requests a  change in  allocation. No  charge
                       will  be  imposed for  any  transfers resulting  from the
                       exercise of the special transfer privilege.
--------------------------------------------------------------------------------
EXCHANGE PRIVILEGE     The Company will permit the  owner of a flexible  premium
                       fixed-benefit life insurance policy issued by the Company
                       ("fixed-benefit policy"), within 12 months of the policy date shown in such policy, to exchange his fixed-benefit policy for a Policy on the life of the Insured.

                       The Policy Date will be the date the application for the Policy is signed. The Policy will have a Specified Amount equal to the specified amount of the fixed-benefit policy. No evidence of insurability is required to exercise this privilege. The Insured will be placed in the premium class applicable to the initial specified amount under the fixed-benefit policy, unless there has been an underwritten increase in specified amount, in which event the Insured will be placed, with respect to the entire Specified Amount under the Policy, in the premium class applicable to such increase in specified amount.

                       The net cash value of the fixed-benefit policy will initially be allocated to the Money Market Subaccount. When the Company receives, at its Home Office, a notice signed by the Policyowner that the Policy has been received and accepted, the policy's cash value in the Money Market Subaccount automatically will be allocated, without charge, among the Subaccounts and the Declared Interest Option pursuant to the allocation instructions set forth in the application for the Policy.

                       The Company will waive the sales charge and premium taxes (see "CHARGES AND DEDUCTIONS--Premium Expense Charge-- SALES CHARGE, and--PREMIUM TAXES") on the net cash value of the fixed-benefit policy applied to the Policy pursuant to the exchange. In addition, the Company will assess the First Year Monthly Administrative Charge (see "CHARGES AND DEDUCTIONS--Monthly Deduction--FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE") only to the extent that 12 monthly per $1,000 charges under the fixed-benefit policy have not been assessed. Otherwise, charges and deductions will be made in the manner and amounts described elsewhere in this Prospectus.

                       An  exchanging owner will not  be permitted to carry over
                       an outstanding loan under  his fixed-benefit policy.  Any
                       outstanding loan and loan interest may be repaid prior to
                       the  date of exchange. If not repaid prior to the date of
                       exchange, the amount of the outstanding loan and interest
                       thereon will be reflected  in the net  cash value of  the
                       fixed-benefit  policy.  To  the  extent  a  fixed-benefit
                       policy with  an  outstanding  loan is  exchanged  for  an
                       unencumbered Policy, the exchanging owner could recognize
                       income  at the time  of the exchange up  to the amount of
                       such loan (including any due and unpaid interest on  such
                       loan). (See "FEDERAL TAX MATTERS--Tax Treatment of Policy
                       Benefits.")
--------------------------------------------------------------------------------
                       POLICY BENEFITS
--------------------------------------------------------------------------------
                       While  a  Policy is  in  force, it  provides  for certain
                       benefits prior to the  Maturity Date. Subject to  certain
                       limitations,  the Policyowner may at  any time obtain all
                       or a  portion of  the  Net Cash  Value by  completely  or
                       partially   surrendering   the   Policy.   (See   "POLICY
                       BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") In
                       addition,  the  Policyowner   has  certain  policy   loan
                       privileges    under    the    Policies.    (See   "POLICY
                       BENEFITS--Loan Benefits--POLICY LOANS.") The Policy  also
                       provides for the payment of death proceeds upon the death
                       of  the Insured  under one  of two  death benefit options
                       selected by the Policyowner (see "POLICY  BENEFITS--Death
                       Proceeds--DEATH BENEFIT  OPTIONS"), and benefits upon the
                       maturity  of a Policy  (see "POLICY BENEFITS--Benefits at
                       Maturity").
--------------------------------------------------------------------------------
CASH VALUE BENEFITS    SURRENDER PRIVILEGES. At any  time prior to the  Maturity
                       Date while the Policy is in force, a Policyowner may surrender the Policy in whole or in part by sending a written request to the Company at its Home Office. A nominal Surrender Charge to cover the cost of processing the surrender will be payable upon complete surrender and upon each partial surrender. The charge is equal to the lesser of $25 or 2.0% of the amount requested. (See "CHARGES AND DEDUCTIONS--Surrender
                       Charge.") Surrender proceeds ordinarily will be mailed to the Policyowner within seven days after the Company receives a signed request for a surrender at its Home
                       Office, although payments may be postponed under certain circumstances. (See "GENERAL PROVISIONS--Postponement of
                       Payments.")

                       COMPLETE SURRENDERS. The amount payable on complete surrender of the Policy is the Net Cash Value at the end of the Valuation Period during which the request is received less the Surrender Charge. This amount may be paid in a lump sum or under one of the payment options specified in the Policy, as requested by the Policyowner. (See "POLICY BENEFITS--Payment Options.") If the entire Net Cash Value is surrendered, all insurance in force will terminate. For a discussion of the tax consequences associated with Complete Surrenders, (see "FEDERAL TAX MATTERS.")

                       PARTIAL SURRENDERS. A Policyowner may obtain a portion of the Policy's Net Cash Value upon partial surrender of the Policy. A partial surrender must be at least $500 and cannot exceed the lesser of (1) the Net Cash Value less $500 or (2) 90% of the Net Cash Value. The Surrender Charge will be deducted from the amount surrendered. The Policyowner may request that the proceeds of a partial surrender be paid in a lump sum or under one of the payment options specified in the Policy. (See "POLICY BENEFITS--Payment Options.")

                       A partial surrender will be allocated among the Subaccounts and the Declared Interest Option in accordance with the written instructions of the Policyowner. If no such instructions are received with the request for partial surrender, the partial surrender will be allocated among the Subaccounts and the Declared Interest Option in the same proportion that the Cash Value in each of the Subaccounts and the Cash Value in the Declared Interest Option, reduced by any outstanding Policy Debt, bears to the total Cash Value on the date the request is received at the Home Office.

                       Partial surrenders will affect both the Policy's Cash Value and the death proceeds payable under the Policy. The Policy's Cash Value will be reduced by the amount of the partial surrender. If the death benefit payable under either death benefit option both before and after the partial surrender is equal to the Cash Value multiplied by the specified amount factor set forth in the Policy, a partial surrender will result in a reduction in death proceeds equal to the amount of the partial surrender, multiplied by the specified amount factor then in effect. If the death benefit is not so affected by the specified amount factor, the reduction in death proceeds will be equal to the partial surrender. (See "POLICY BENEFITS--Death Proceeds.")

                       Partial surrenders will reduce the Policy's Specified Amount by the amount of Cash Value surrendered if Option B is in effect at the time of the surrender. If Option A is in effect at the time of the surrender, there will be no effect on Specified Amount. (See "POLICY BENEFITS--Death Proceeds--DEATH BENEFIT OPTIONS.") The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount for the Policy in effect on the date of the partial surrender, as published by the Company. As a
                       result,  the  Company  will   not  process  any   partial
                       surrender that would reduce the Specified Amount below this minimum. If increases in the Specified Amount previously have occurred, a partial surrender will first reduce the Specified Amount of the most recent increase, then the next most recent increases successively, then the coverage under the original application. Thus, a partial surrender may either increase or decrease the amount of the cost of insurance charge, depending upon the particular circumstances. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.") For a discussion of the tax consequences associated with partial surrenders, see "FEDERAL TAX MATTERS".

                       NET  CASH VALUE. Net Cash Value equals the  Policy's Cash
                       Value  reduced   by  any  outstanding  Policy  Debt   and
                       increased by any unearned loan interest.

                       CALCULATION OF CASH VALUE. The Policy provides for the accumulation of Cash Value. Cash Value will be determined on each Business Day. A Policy's Cash Value will reflect a number of factors, including Net Premiums paid, partial surrenders, Policy Loans, charges assessed in connection with the Policy, the interest earned on the Cash Value in the Declared Interest Option and the investment performance of the Subaccounts to which the Cash Value is allocated. There is no guaranteed minimum Cash Value. The Cash Value of the Policy is equal to the sum of the Cash Values in each Subaccount, plus the Cash Value in the Declared Interest Option, including amounts transferred to the Declared Interest Option to secure outstanding Policy Debt.

                       As of the Issue Date, the Policy's Cash Value equals the initial Net Premium less the monthly deduction made on the Policy Date.

                       On the Business Day coinciding with or immediately following the date the Company receives notice that the Policy has been received and accepted by the Policyowner, the Policy's Cash Value (all of which is in the Money Market Subaccount) will be transferred automatically among the Subaccounts and the Declared Interest Option in accordance with such percentage allocation instructions. At the end of each Valuation Period thereafter, the Cash Value in a Subaccount will equal:

                               (1) The total Subaccount units represented by the
                                   cash value at the end of the preceding valuation period, multiplied by the Subaccount's unit value for the current valuation period; PLUS

                               (2) Any Net Premiums received during the  current
                                   Valuation Period which are allocated to the Subaccount; PLUS

                               (3) All Cash Values transferred to the Subaccount
                                   from the Declared Interest Option or from another Subaccount during the current Valuation Period; MINUS

                               (4) All   Cash   Values   transferred   from  the
                                   Subaccount to another Subaccount or to the Declared Interest Option during the current Valuation Period, including amounts transferred to the Declared Interest Option to secure Policy Debt; MINUS

                               (5) All  partial  surrenders from  the Subaccount
                                   during the current Valuation Period; MINUS

                               (6) The portion of any monthly deduction  charged
                                   to the Subaccount during the current Valuation Period to cover the Policy Month following the Monthly Deduction Day.

                       The Policy's total Cash Value in the Variable Account equals the sum of the Policy's Cash Value in each Subaccount.

                       UNIT VALUE. Each Subaccount has  a Unit Value.  When  Net
                       Premiums are allocated to, or other amounts are transferred into, a Subaccount, a number of Units are purchased based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the transfer is made. Likewise, when amounts are transferred out of a Subaccount, Units are redeemed on the same basis. On any day, a Policy's Cash Value in a Subaccount is equal to the number of Units held in such Subaccount, multiplied by the Unit Value of such Subaccount on that date.

                       For each Subaccount, the Unit Value was initially set at $10 when the Subaccount first purchased shares of the designated Portfolio. The unit value for each subsequent valuation period is calculated by dividing (a) by (b) where:

                               (a) is  (1) the Net Asset Value of the net assets
                                   of the Subaccount at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Unit Value is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (4) any amount charged against the Subaccount for taxes, or any amount set aside during the Valuation Period by the Company as a provision for taxes attributable to the operation or maintenance of that Subaccount; and minus (5) a charge no greater than .0024548% of the average daily net assets of the Subaccount for each day in the Valuation Period. This corresponds to an effective annual rate of .90% of the average daily net assets of the Subaccount for mortality and expense risks incurred in connection with the Policies.

                               (b) is the number of units outstanding at the end
                                   of the preceding Valuation Period.

                       The  Unit Value for  a Valuation Period  applies for each
                       day in the  period. The  assets in  the Variable  Account
                       will  be valued at their  fair market value in accordance
                       with accepted  accounting practices  and applicable  laws
                       and regulations.
--------------------------------------------------------------------------------
TRANSFERS              Policyowners  may transfer amounts  among the Subaccounts
                       an unlimited number of times  in a Policy Year;  however,
                       only one transfer per Policy Year may be made between the
                       Declared   Interest  Option  and  the  Variable  Account.
                       Transfers are made by written request to the Home  Office
                       or,   if  the  Policyowner  has  elected  the  "Telephone
                       Transfer Authorization" on the supplemental application, by calling the Home Office toll-free at (800) 247-4170.
                       The amount of the transfer must be at least $100 or the total Cash Value in the Subaccount or in the Declared
                       Interest Option  (reduced, in  the case  of the  Declared
                       Interest Option, by any outstanding Policy Debt), if less than $100. The Company may, at its discretion, waive the $100 minimum requirement. The transfer will be effective as of the end of the Valuation Period during which the request is received at the Home Office.

                       The first transfer in each Policy Year will be made without charge; each time amounts are subsequently transferred in that Policy Year, a transfer charge of $25 will be assessed. The transfer charge, unless paid in cash, will be deducted from the amount transferred. The $25 charge is the Company's estimate of the average actual cost of present and future typical transfers; the Company does not expect to make a profit from the process of executing transfers. Once a Policy is issued, the amount of the transfer charge is guaranteed for the life of the Policy. (See "CHARGES AND DEDUCTIONS--Transfer Charge.")

                       For  purposes  of  these  limitations  and  charges,  all
                       transfers effected on the same  day will be considered  a
                       single transfer.
--------------------------------------------------------------------------------
LOAN BENEFITS          POLICY LOANS. So long  as the Policy remains in force and
                       has a positive Net Cash Value, a Policyowner may borrow money from the Company at any time using the Policy as the sole security for the Policy Loan. A loan taken from, or secured by, a Policy may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       The maximum amount that may be borrowed at any time is 90% of the Cash Value as of the end of the Valuation Period during which the request for the Policy Loan is received at the Home Office, less any previously outstanding Policy Debt. The Company's claim for repayment of Policy Debt has priority over the claims of any assignee or other person.

                       During any time that there is outstanding Policy Debt, payments made by the Policyowner will be treated first as payment of outstanding Policy Debt, unless the Policyowner indicates that the payment should be treated otherwise. Where no indication is made, any portion of a payment that exceeds the amount of any outstanding Policy Debt will be treated as a premium payment.

                       ALLOCATION OF POLICY LOAN. When a Policy Loan is made, an amount equal to the Policy Loan will be segregated within the Declared Interest Option as security for the Policy Loan. If, immediately prior to the Policy Loan, the Cash Value in the Declared Interest Option less Policy Debt outstanding is less than the amount of such Policy Loan, the difference will be transferred from the subaccounts of the Variable Account, which have Cash Value, in the same proportions that the Policy's Cash Value in each

                       Subaccount bears to the Policy's total Cash Value in the Variable Account. Cash Values will be determined as of the end of the Valuation Period during which the request for the Policy Loan is received at the Home Office.

                       Loan proceeds will normally be mailed to the Policyowner within seven days after receipt of a written request. Postponement of a Policy Loan may take place under certain circumstances. (See "GENERAL PROVISIONS-- Postponement of Payments.")

                       Amounts segregated within the Declared Interest Option as security for Policy Debt will bear interest at an effective annual rate set by the Company. (See "POLICY BENEFITS--Loan Benefits--EFFECT ON INVESTMENT PERFORMANCE.")

                       LOAN INTEREST CHARGED. The interest rate charged on Policy Loans is not fixed. Initially, it will be the rate shown in the Policy on the policy data page. The Company may at any time elect to change the interest rate, subject to the following conditions: (i) the rate may not exceed 7.4% per year in advance (which is equal to an effective rate of 8.0%); (ii) any increase in the interest rate may not exceed 1.0% per calendar year; and
                       (iii) changes in the interest rate may not occur more often than once in any twelve-month period. The Company will send notice of any change in rate to the Policyowner. The new rate will take effect on the Policy Anniversary coinciding with or next following the date the rate is changed.

                       Interest is payable in advance at the time any Policy Loan is made (for the remainder of the Policy Year) and on each Policy Anniversary thereafter (for the entire Policy Year) so long as there is Policy Debt outstanding. Interest payable at the time a Policy Loan is made will be subtracted from the loan proceeds. Thereafter, interest not paid when due will be added to the existing Policy Debt and bear interest at the same rate charged for Policy Loans. The amount equal to unpaid interest will be segregated within the Declared Interest Option in the same manner that amounts for Policy Loans are segregated within the Declared Interest Option. (See "POLICY BENEFITS--Loan Benefits--ALLOCATION OF POLICY LOAN.")

                       Because interest is charged in advance, any interest that has not been earned will be added to the death benefit payable at the Insured's death and to the Cash Value upon complete surrender, and will be credited to the Cash Value in the Declared Interest Option upon repayment of Policy Debt.

                       EFFECT ON INVESTMENT PERFORMANCE. Amounts transferred from the Variable Account as security for Policy Debt will no longer participate in the investment performance of the Variable Account. All amounts held in the Declared Interest Option as security for Policy Debt will be credited with interest on each Monthly Deduction Day at an effective annual rate of between 4.5% and 6.0%, as determined and declared by the Company. No additional interest will be credited to these amounts. The interest credited will remain in the Declared Interest Option unless and until transferred by the Policyowner to the Variable Account, but will not be segregated within the Declared Interest Option as security for Policy Debt.

                       Even though Policy Debt may be repaid in whole or in part at any time prior to the Maturity Date if the Policy is still in force, Policy Loans will affect the Cash Value of a Policy and may affect the death proceeds payable. The effect could be favorable or unfavorable depending upon whether the investment performance of the Subaccount(s) from which the Cash Value was transferred is less than or greater than the interest rates actually credited to the Cash Value segregated within the Declared Interest Option as security for Policy Debt while Policy Debt is outstanding. In comparison to a Policy under which no Policy Loan was made, Cash Value will be lower where such interest rates credited were less than the investment performance of the Subaccount(s), but will be greater where such interest rates were greater than the performance of the Subaccount(s). In addition, death proceeds will reflect a reduction of the death benefit by any outstanding Policy Debt.

                       POLICY DEBT. Policy Debt equals the sum of all unpaid Policy Loans and any due and unpaid policy loan interest. Policy Debt is not included in Net Cash Value and therefore Net Cash Value is reduced by the amount of any Policy Debt. If Net Cash

                       Value is insufficient on a Monthly Deduction Day to cover the monthly deduction (see "Charges and Deductions-- Monthly Deduction"), the Company will notify the
                       Policyowner. To avoid lapse and termination of the Policy without value (see "THE POLICY--Policy Lapse and Reinstatement--LAPSE"), the Policyowner must, during the Grace Period, make a premium payment that, when reduced by the premium expense charge (see "CHARGES AND DEDUCTIONS--Premium Expense Charge"), will be at least equal to three times the monthly deduction due on the Monthly Deduction Day immediately preceding the Grace Period (see "CHARGES AND DEDUCTIONS--Monthly Deduction"). Therefore the greater the Policy Debt under a Policy, the more likely it would be to lapse.

                       REPAYMENT OF POLICY DEBT. Policy Debt may be repaid in whole or in part any time during the Insured's life and before the Maturity Date so long as the Policy is in force. Any Policy Debt not repaid is subtracted from the death benefit payable at the Insured's death, from Cash Value upon complete surrender or from the maturity benefit. Any payments made by a Policyowner will be treated first as the repayment of any outstanding Policy Debt, unless the Policyowner indicates otherwise. Upon repayment of Policy Debt, the portion of the Cash Value in the Declared Interest Option securing the repaid portion of the Policy Debt will no longer be segregated within the Declared Interest Option as security for Policy Debt, but will remain in the Declared Interest Option unless and until transferred to the Variable Account by the Policyowner.

                       For  a discussion of the tax consequences associated with
                       Policy Loans and lapses, see "FEDERAL TAX MATTERS".
--------------------------------------------------------------------------------
DEATH PROCEEDS         So long  as  the  Policy remains  in  force,  the  Policy
                       provides for the payment of death proceeds upon the death of the Insured. Proceeds will be paid to the primary
                       Beneficiary or a contingent Beneficiary. One or more primary Beneficiaries or contingent Beneficiaries may be named. If no Beneficiary survives the Insured, the death proceeds will be paid to the Policyowner or his estate.
                       Death proceeds may be paid in a lump sum or under a payment option. (See "POLICY BENEFITS--Payment Options.")
                       To determine the death proceeds, the death benefit will be reduced by any outstanding Policy Debt and increased by any unearned loan interest and any premiums paid after the date of death. Proceeds will ordinarily be mailed to the Policyowner within seven days after receipt by the Company of Due Proof of Death. Payment may, however, be postponed under certain circumstances. (See "GENERAL
                       PROVISIONS--Postponement of Payments.") The Company pays interest on those proceeds, at a rate of no less than 3.0%, from the date of death to the date payment is made.

                       DEATH BENEFIT OPTIONS. Policyowners designate in the initial application one of two death benefit options offered under the Policy. The amount of the death benefit payable under a Policy will depend upon the option in effect at the time of the Insured's death. Under Option A, the death benefit will be equal to the greater of (i) the sum of the current Specified Amount and the Cash Value, or (ii) the Cash Value multiplied by the specified amount factor. Cash Value will be determined as of the end of the Business Day coinciding with or immediately following the date of death. The specified amount factor is 2.50 for an Insured Attained Age 40 or below on the date of death. For Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option A, the death proceeds will always vary as the Cash Value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance and additional premiums reflected in increased death benefits generally should select Option A.

                       Under Option B, the death benefit will be equal to the greater of the current Specified Amount or the Cash Value (determined as of the end of the Business Day coinciding with or immediately following the date of death) multiplied by the specified amount factor. The specified amount factor is the same as under Option A: 2.50 for an Insured Attained Age 40 or below on the date of death, and for Insureds with an Attained Age over 40 on the date of death, the factor declines with age as shown in the Specified Amount Factor Table in Appendix B. Accordingly, under Option B the death benefit will remain level at the Specified Amount unless the Cash Value multiplied by the specified amount factor exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the Cash Value varies. Policyowners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Cash Value, rather than increased death benefits, generally should select Option B.

                       Examples illustrating Option A and Option B can be found in Appendix B.

                       CHANGE IN DEATH BENEFIT OPTION. The death benefit option in effect may be changed at any time by sending a written request for the change to the Company at its Home Office. The effective date of such a change will be the Monthly Deduction Day coinciding with or immediately following the date the change is approved by the Company. A change in death benefit option may have federal income tax consequences. (See "FEDERAL TAX MATTERS.")

                       If the death benefit option is changed from Option A to Option B, the current Specified Amount will not change. If the benefit option is changed from Option B to Option A, the current Specified Amount will be reduced by an amount equal to the Cash Value on the effective date of the change. A change in the death benefit option may not be made if it would result in a Specified Amount which is less than the minimum Specified Amount in effect on the effective date of the change or if after the change the Policy would no longer qualify as life insurance under federal tax law.

                       No charges will be imposed in connection with a change in death benefit option; however, a change in death benefit option will affect the cost of insurance charges. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE.")

                       CHANGE IN EXISTING COVERAGE. After a Policy has been in force for one Policy Year, a Policyowner may adjust the existing insurance coverage by increasing or decreasing the Specified Amount. To make a change, the Policyowner must send a written request to the Company at its Home Office. Any change in the Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which will affect a Policyowner's cost of insurance charge. (See "CHARGES AND DEDUCTIONS--Monthly Deduction--COST OF INSURANCE RATE, and--NET AMOUNT AT RISK.") If decreases in the Specified Amount cause the premiums paid to exceed the maximum premium limitations imposed by federal tax law (see "THE POLICY--Premiums-- PREMIUM LIMITATIONS"), the decrease will be limited to the extent necessary to meet these requirements. A change in existing coverage may have federal income tax consequences. (See "FEDERAL TAX MATTERS--Tax Treatment of Policy Benefits.")

                       Any decrease in the Specified Amount will become effective on the Monthly Deduction Day coinciding with or immediately following the date the request is approved by the Company. The decrease will first reduce the Specified Amount provided by the most recent increase, then the next most recent increases successively, then the Specified Amount under the original application. The Specified Amount following a decrease can never be less than the minimum Specified Amount for the Policy in effect on the date of the decrease.

                       To apply for an increase, evidence of insurability satisfactory to the Company must be provided. Any approved increase will become effective on the Monthly Deduction Day coinciding with or immediately following the date the request is approved by the Company. An increase will not become effective, however, if the Policy's Cash Value on the effective date would not be sufficient to cover the deduction for the increased cost of the insurance for the next Policy Month.

                       CHANGES IN INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy--the difference between the death benefit and the Cash Value--in one of several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments and, to a lesser extent, partially surrendering Cash Value. Although the consequences of each of these methods will depend upon the individual circumstances, they may be summarized as follows:

                               (a) A  decrease  in the  Specified  Amount  will,
                                   subject to the applicable specified amount factor limitations (see "POLICY BENEFITS-- Death Proceeds--DEATH BENEFIT OPTIONS"), decrease the pure insurance protection and the cost of insurance charges under the Policy without generally reducing the Cash Value.

                               (b) An  increase  in  the  Specified  Amount  may
                                   increase the amount of pure insurance protection, depending on the amount of Cash Value and the resultant applicable specified amount factor. If the insurance protection is increased, the cost of insurance charge generally will increase as well.

                               (c) If Option B is elected, an increased level of
                                   premium payments will increase the Cash Value and reduce the pure insurance protection, until the Cash Value multiplied by the applicable specified amount factor exceeds the Specified Amount. Increased premiums should also increase the amount of funds available to keep the Policy in force.

                               (d) If  Option B  is elected, a  reduced level of
                                   premium payments generally will increase the amount of pure insurance protection, depending on the applicable specified amount factor. It also will result in a reduced amount of Cash Value and will increase the possibility that the Policy will lapse.

                               (e) A  partial surrender  will reduce  the  death
                                   benefit. (See "POLICY BENEFITS--Cash Value Benefits--SURRENDER PRIVILEGES.") However, it only affects the amount of pure insurance protection if the death benefit payable is based on the specified amount factor, because otherwise the decrease in the benefit is offset by the amount of Cash Value withdrawn. The primary use of a partial surrender is to withdraw cash and reduce Cash Value.

                       In comparison, an  increase in the  death benefit due  to
                       the  operation  of  the  specified  amount  factor occurs
                       automatically and  is intended  to help  assure that  the
                       Policy  remains qualified as life insurance under federal
                       tax law. The calculation of the death benefit based  upon
                       the  specified amount  factor occurs  only when  the Cash
                       Value of a  Policy reaches  a certain  proportion of  the
                       Specified Amount (which may or may not occur). Additional
                       premium  payments,  favorable investment  performance and
                       large initial premiums tend to increase the likelihood of
                       the specified  amount factor  becoming operational  after
                       the  first  few  Policy  Years.  Such  increases  will be
                       temporary, however, if the investment performance becomes
                       unfavorable  and/or  premium  payments  are  stopped   or
                       decreased.
--------------------------------------------------------------------------------
ACCELERATED PAYMENTS In the event that the Insured becomes terminally ill (as OF DEATH PROCEEDS defined below), the Policyowner (if residing in a state that has approved such an endorsement) may, by written request and subject to the conditions stated below, have the Company pay all or a portion of the accelerated death benefit immediately to the Policyowner. If not attached to the Policy beforehand, the Company will issue an accelerated death benefit endorsement (the "Endorsement") providing for this right.

                       For this purpose, an Insured is terminally ill when a physician (as defined by the Endorsement) certifies that he or she has a life expectancy of 12 month or less.

                       The accelerated death benefit is equal to the Policy's death benefit as described on page 6, up to a maximum of $250,000 (the $250,000 maximum applies in aggregate to all policies issued by the Company on the Insured), less an amount representing a discount for 12 months at the interest rate charged for loans under the Policy. The accelerated death benefit does not include the amount of any accidental death benefit under a rider or any death benefit payable under a rider that covers the life of someone other than the Insured.

                       In the event that there is a loan outstanding under the Policy on the date that the Policyowner requests a payment under the Endorsement, the accelerated death benefit is reduced by a portion of the outstanding loan in the same proportion that the requested payment under the Endorsement bears to the total death benefit under the Policy. If the amount requested by the Policyowner to be paid under the Endorsement is less than the total death benefit under the Policy and the Specified Amount of the Policy is equal to or greater than the minimum Specified Amount, the Policy will remain in force with all values and benefits under the Policy being reduced in the same proportion that the new Policy benefit bears to the Policy benefit before exercise of the Endorsement.

                       There are several other restrictions associated with the Endorsement. These are: (1) the Endorsement is not valid if the Policy is within five years of being matured, (2) the consent of any irrevocable beneficiary or assignee is required to exercise the Endorsement, (3) the Company reserves the right, in its sole discretion, to require the consent of the Insured or of any beneficiary, assignee, spouse or other party in interest before permitting the exercise of the Endorsement, (4) the Company reserves the right to obtain the concurrence of a second medical opinion as to whether any Insured is terminally ill and (5) the Endorsement is not effective where (a) the Insured or the Policyowner would be otherwise required by law to use the Endorsement to meet the claims of creditors, or (b) the Insured would be otherwise required by any government agency to exercise the Endorsement in order to apply for, obtain or keep a government benefit or entitlement.

                       The Endorsement will terminate at the earlier of the  end
                       of the grace period for which any premium is unpaid, upon
                       receipt  in the Home Office of a written request from the
                       Policyowner to cancel the Endorsement or upon termination
                       of the Policy.
--------------------------------------------------------------------------------
BENEFITS AT MATURITY   If the Insured is alive and the Policy is in force on the
                       Maturity Date, the  Company will pay  to the  Policyowner
                       the Policy's Cash Value as of the end of the Business Day
                       coinciding  with  or immediately  following  the Maturity
                       Date,  reduced  by  any  outstanding  Policy  Debt.  (See
                       "POLICY   BENEFITS--Loan  Benefits--REPAYMENT  OF  POLICY
                       DEBT.") Benefits at maturity may be paid in a lump sum or
                       under a payment option. The  Maturity Date is the  Policy
                       Anniversary nearest the Insured's 95th birthday.
--------------------------------------------------------------------------------
PAYMENT OPTIONS        Death  proceeds and Cash  Value paid at  maturity or upon
                       complete or partial surrender of a Policy may be paid in whole or in part under a payment option. There are currently six payment options available. Payments may also be made under any new payment option available at the time proceeds become payable. In addition, proceeds may be paid in any other manner acceptable to the Company.

                       An option may be designated in the application or by notifying the Company in writing at its Home Office. During the life of the Insured, the Policyowner may select a payment option; in addition, during that time the Policyowner may change a previously selected option by sending written notice to the Company requesting the cancellation of the prior option and the designation of a new option. If the Policyowner has not chosen an option prior to the Insured's death, the Beneficiary may choose an option. The Beneficiary may change a payment option by sending a written request to the Company, provided that a prior option chosen by the Policyowner is not in effect.

                       If no option is chosen, the Company will pay the proceeds of the Policy in one sum. The Company will also pay the proceeds in one sum if, (i) the proceeds are less than $2,000; (ii) periodic payments would be less than $20; or
                       (iii) the payee is an assignee, estate, trustee, partnership, corporation or association.

                       Amounts paid under a payment option are paid pursuant to a payment contract and will not depend upon the investment performance of the Variable Account. Proceeds applied under a payment option earn interest at a rate guaranteed to be no less than

                       3.0% compounded yearly. The Company may be crediting higher interest rates on the effective date of the payment contract. The Company may, but is not obligated to, declare additional interest to be applied to such funds.

                       If a payee dies, any remaining payments will be paid to a contingent payee. At the death of the last payee, the commuted value of any remaining payments will be paid to the last payee's estate. A payee may not withdraw funds under a payment option unless the Company has agreed to such withdrawal in the payment contract. The Company reserves the right to defer a withdrawal for up to six months and to refuse to allow partial withdrawals of less than $250.

                       Payments under Options 2, 3, 4, 5 or 6 will begin as of the date of the Insured's death, on surrender or on the Maturity Date. Payments under Option 1 will begin at the end of the first interest period after the date proceeds are otherwise payable.

                            OPTION 1--INTEREST INCOME. Periodic payments of interest earned from the proceeds will be paid. Payments can be annual, semi-annual, quarterly or monthly, as selected by the payee, and will begin at the end of the first period chosen. Proceeds left under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly. The payee may withdraw all or part of the proceeds at any time.

                            OPTION 2--INCOME FOR A FIXED PERIOD. Periodic payments will be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly or monthly. Guaranteed amounts payable
                            under  the  plan  will  earn   interest  at  a  rate
                            determined by the Company, in no event less than 3.0% compounded yearly.

                            OPTION 3--LIFE INCOME WITH TERM CERTAIN. Equal periodic payments will be made for a guaranteed minimum period elected. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 0, 5, 10, 15 or 20 years. Guaranteed amounts payable under this plan will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                            OPTION 4--INCOME OF A FIXED AMOUNT. Equal periodic payments of a definite amount will be paid. Payments can be annual, semi-annual, quarterly or monthly. The amount paid each period must be at least $20 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. Unpaid proceeds will earn interest at a rate determined by the Company, in no event less than 3.0% compounded yearly.

                            OPTION 5--JOINT AND TWO-THIRDS SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made for as long as two payees live. The guaranteed amount payable under this plan will earn interest at a minimum rate of 3.0% compounded yearly. When one payee dies, payments of two-thirds of the original monthly payment will be made to the surviving payee. Payments will stop when the surviving payee dies.

                            OPTION 6--JOINT AND SURVIVOR MONTHLY LIFE INCOME. Equal monthly payments will be made as long as the principal payee lives. The guaranteed amount payable will earn interest at a minimum rate of 3.0% compounded yearly. When the principal payee dies, payments of 50% of the original payments will be paid to the surviving payee for the balance of the surviving payee's life.
--------------------------------------------------------------------------------
                       CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
                       Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policy and any additional benefits added by rider, for distributing and administering the Policy, for applicable taxes and for assuming certain risks in connection with the Policy. The nature and amount of these charges are described more fully below.

--------------------------------------------------------------------------------
PREMIUM EXPENSE        Prior to allocation of Net Premiums among the Subaccounts
CHARGE                 and the Declared Interest  Option, premiums paid will  be
                       reduced by a premium expense charge consisting of a sales charge and a charge for premium taxes. The premium less the premium expense charge equals the Net Premium.

                       SALES CHARGE. A sales charge of 5.0% of the premium will be deducted from each premium to compensate the Company for expenses incurred in distributing the Policy. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and advertising costs. The sales charge in any Policy Year is not necessarily related to actual distribution expenses incurred in that year. Instead, the Company expects to incur the majority of distribution expenses in the early Policy Years and to recover any deficiency over the life of the Policy and from the Company's general assets, including amounts derived from the mortality and expense risk charge and from mortality gains.

                       PREMIUM TAXES. Various  states and  subdivisions  thereof
                       impose   a  tax   on  premiums   received   by  insurance
                       companies.  Therefore,   the   premium   expense   charge
                       currently  includes a deduction of  2.0% of every premium
                       for these taxes. Premium taxes vary from state to  state.
                       The  deduction represents an amount the Company considers
                       necessary to pay all premium taxes imposed by the  states
                       and  any subdivisions  thereof. The  Company reserves the
                       right to change the amount of this premium tax charge.
--------------------------------------------------------------------------------
MONTHLY DEDUCTION      Charges will be deducted monthly  from the Cash Value  of
                       each  Policy  ("monthly  deduction")  to  compensate  the
                       Company for  the  cost  of  insurance  coverage  and  any
                       additional   benefits  added   by  rider   (See  "GENERAL
                       PROVISIONS--Additional Insurance Benefits"), for underwriting and start-up expenses in connection with issuing a Policy and for certain administrative costs.
                       The monthly deduction will be deducted on the Policy Date and on each Monthly Deduction Day. It will be deducted from the Declared Interest Option and each Subaccount in the same proportion that the Policy's Net Cash Value in the Declared Interest Option and the Policy's Cash Value in each Subaccount bear to the total Net Cash Value of the Policy. For purposes of making deductions from the Declared Interest Option and the Subaccounts, Cash Values will be determined as of the end of the Business Day coinciding with or immediately following the Monthly
                       Deduction Day. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself will vary in amount from month to month.

                       The monthly deduction will be made on the Business Day coinciding with or immediately following each Monthly Deduction Day and will equal:

                               (a) the cost of insurance for the Policy; plus

                               (b) the cost of  any optional insurance  benefits
                                   added by rider; plus

                               (c) the monthly administrative charge.

                       During the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount, the monthly deduction will include a first year monthly administrative charge.

                       COST OF INSURANCE. This charge is designed to compensate the Company for the anticipated cost of paying death proceeds to Beneficiaries of those Insureds who die prior to the Maturity Date. The cost of insurance is determined on a monthly basis, and is determined separately for the initial Specified Amount and for any subsequent increases in Specified Amount. The Company will determine the monthly cost of insurance charge by dividing the applicable cost of insurance rate, or rates, by 1,000 and multiplying the result by the net amount at risk for each Policy Month.

                       NET AMOUNT AT RISK. Under Option A the net amount at risk for a Policy Month is equal to (a) divided by (b), and under Option B the net amount at risk for a Policy Month is equal to (a) divided by (b), minus (c), where:

                               (a) is the Specified Amount;

                               (b) is 1.0036748;(1) and

                               (c) is the Cash Value.

                       The  Specified  Amount  and   the  Cash  Value  will   be
                       determined as of the end of the Business Day coinciding with or immediately following the Monthly Deduction Day.

                       The net amount at risk is determined separately for the initial Specified Amount and any increases in Specified Amount. In determining the net amount at risk for each Specified Amount, the Cash Value will be first considered a part of the initial Specified Amount. If the Cash Value exceeds the initial Specified Amount, it will be considered to be a part of any increase in the Specified Amount in the same order as the increases occurred.

                       COST OF INSURANCE RATE. The cost of insurance rate for the initial Specified Amount will be based on the Insured's sex, premium class and Attained Age. For any increase in Specified Amount, the cost of insurance rate will be based on the Insured's sex, premium class and age nearest birthday on the effective date of the increase. Actual cost of insurance rates may change and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will never be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners' Standard Ordinary Non-Smoker and Smoker Mortality Table, Age Nearest Birthday. Current cost of insurance rates are generally less than the guaranteed maximum rates. Any change in the cost of insurance rates will apply to all persons of the same age, sex and premium class whose Policies have been in force the same length of time.

                       The cost of insurance rates generally increase as the Insured's Attained Age increases. The premium class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a standard premium class or into premium classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the standard premium class will have a lower cost of insurance rate than those in premium classes involving higher mortality risk. The standard premium class is also divided into three categories: smokers, non-smokers and preferred plus. Non-smoking Insureds will generally have a lower cost of insurance rate than similarly situated Insureds who smoke, and preferred plus Insureds will generally have a lower cost of insurance rate than similarly situated non-smoking Insureds.

                       The cost of insurance rate is determined separately for the initial Specified Amount and for the amount of any increase in Specified Amount. In calculating the cost of insurance charge, the rate for the premium class on the Policy Date will be applied to the net amount at risk for the initial Specified Amount; for each increase in Specified Amount, the rate for the premium class applicable to the increase will be used. However, if the death benefit is calculated as the Cash Value times the specified amount factor, the rate for the premium class for the most recent increase that required evidence of insurability will be used for the amount of death benefit in excess of the total Specified Amount.

                       ADDITIONAL INSURANCE BENEFITS. The monthly deduction will include charges for any additional benefits provided by rider. (See "GENERAL PROVISIONS--Additional Insurance Benefits.")

---------
(1)Dividing by 1.0036748 reduces the net amount at risk, solely for the purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.5%.

                       MONTHLY ADMINISTRATIVE CHARGE. The Company has primary responsibility for the administration of the Policy and the Variable Account. Administrative expenses include premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, and reporting and overhead costs. As reimbursement for administrative expenses related to the maintenance of each Policy and the Variable Account, the Company assesses a monthly administrative charge against each Policy. This charge is $3 per Policy Month. Once a Policy is issued, the amount of this charge is guaranteed for the life of the Policy. The Company does not anticipate that it will make any profit on this charge.

                       The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

                       FIRST YEAR MONTHLY ADMINISTRATIVE CHARGE. A monthly administrative charge will be deducted from Cash Value as part of the monthly deduction during the first twelve Policy Months and during the twelve Policy Months immediately following an increase in Specified Amount. The charge will compensate the Company for first year underwriting, processing and start-up expenses incurred in connection with the Policy and the Variable Account. These expenses include the cost of processing applications, conducting medical examinations, determining insurability and the Insured's premium class, and establishing policy records. The charges deducted during the first 12 Policy Months will be based on the Insured's Attained Age. The charges deducted during the 12 Policy Months following any increase in specified amount will be based on the Insured's age nearest birthday on the effective date of the increase. The Company does not anticipate that it will make a profit on this charge.

                       The first year monthly administrative charge per $1,000 of Specified Amount depends on the Specified Amount of the Policy and the age of the Insured, as shown in the following table:

                                     $25,000      $50,000      $100,000
                          AGE       TO 49,999    TO 99,999    TO 249,000      $250,000+
                       ----------  -----------  -----------  -------------  -------------
                          0-25     $    0.20    $    0.15     $    0.10      $    0.05
                          26            0.21         0.16          0.11           0.06
                          27            0.22         0.17          0.12           0.06
                          28            0.23         0.18          0.13           0.07
                          29            0.24         0.19          0.14           0.07
                          30            0.25         0.20          0.15           0.08
                          31            0.26         0.21          0.16           0.08
                          32            0.27         0.22          0.17           0.09
                          33            0.28         0.23          0.18           0.09
                          34            0.29         0.24          0.19           0.10
                          35            0.30         0.25          0.20           0.10
                          36            0.31         0.26          0.21           0.11
                          37            0.32         0.27          0.22           0.11
                          38            0.33         0.28          0.23           0.12
                          39            0.34         0.29          0.24           0.12
                          40            0.35         0.30          0.25           0.13
                          41            0.36         0.31          0.26           0.13
                          42            0.37         0.32          0.27           0.14
                          43            0.38         0.33          0.28           0.14
                          44            0.39         0.34          0.29           0.15
                          45            0.40         0.35          0.30           0.15
                          46            0.41         0.36          0.31           0.16
                          47            0.42         0.37          0.32           0.16
                          48            0.43         0.38          0.33           0.17
                          49            0.44         0.39          0.34           0.17
                          50            0.45         0.40          0.35           0.18
                          51            0.46         0.41          0.36           0.18
                          52            0.47         0.42          0.37           0.19
                          53            0.48         0.43          0.38           0.19
                          54            0.49         0.44          0.39           0.20
                          55 & up       0.50         0.45          0.40           0.20

--------------------------------------------------------------------------------
TRANSFER CHARGE        A transfer charge of $25  will be imposed for the  second
                       and each subsequent transfer during a Policy Year to compensate the Company for the costs in effectuating the transfer. The transfer charge will be deducted from the amount transferred. Once a Policy is issued, the amount of this charge is guaranteed for the life of the Policy.
                       The Company does not expect to make a profit on the transfer charge. The transfer charge will not be imposed on transfers that occur as a result of Policy Loans, the exercise of the special transfer privilege or the initial allocation of Cash Value among the Subaccounts and the Declared Interest Option following acceptance of the Policy by the Policyowner.

                       Currently there is no charge for changing the net premium
                       allocation instructions.
--------------------------------------------------------------------------------
SURRENDER CHARGE       Upon  partial or complete surrender of a Policy, a charge
                       equal to  the  lesser  of  $25  or  2.0%  of  the  amount
                       surrendered  will be  assessed to  compensate the Company
                       for costs incurred  in accomplishing  the surrender.  The
                       surrender   charge  will  be  deducted  from  the  amount
                       surrendered. The Company does not anticipate that it will
                       make any profit on this charge.
--------------------------------------------------------------------------------
VARIABLE ACCOUNT       MORTALITY AND EXPENSE RISK  CHARGE. The Company deducts a
CHARGES                daily  mortality  and   expense  risk  charge  from  each
                       Subaccount at an effective annual rate of .90% of the average daily net assets of the Subaccounts. This charge is guaranteed not to increase for the duration of the Policy. The Company may realize a profit from this charge.

                       The mortality risk assumed by the Company is that Insureds may die sooner than anticipated and therefore, the Company may pay an aggregate amount of life insurance proceeds greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges assessed against the Policies.

                       FEDERAL TAXES. Currently no charge is made to the Variable Account for federal income taxes that may be attributable to the Variable Account. The Company may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Account may also be made. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

                       FUND EXPENSES. The value of net assets of the Variable Account will reflect the investment advisory fee and other expenses incurred by the Fund. The investment advisory fee is accrued daily and payable monthly, and is based on an annual percentage of the average daily net assets of each Portfolio as follows:

                                                                          AVERAGE DAILY NET ASSETS
                                                                    ------------------------------------
                                                                       FIRST       SECOND       OVER
                                                                       $200         $200        $400
                       PORTFOLIO                                      MILLION     MILLION      MILLION
                       -------------------------------------------  -----------  ----------  -----------
                       Growth Common Stock........................       0.50%     0.45 %       0.40%
                       High Grade Bond............................       0.30%     0.275%       0.25%
                       High Yield Bond............................       0.50%     0.45 %       0.40%
                       Managed....................................       0.55%     0.50 %       0.45%
                       Money Market...............................       0.30%     0.275%       0.25%
                       Blue Chip..................................       0.20%     0.20 %       0.20%

                       The Adviser, at its expense, furnishes the Fund with office space and facilities, certain business equipment, advisory, research and statistical facilities, and clerical services and personnel to administer the business affairs of the Fund. The Fund pays its other expenses. The Adviser has agreed to reimburse the Fund to the extent that the annual operating expenses (including the investment advisory fee but excluding brokerage, interest, taxes and extraordinary expenses) of any Portfolio of the Fund exceed 1.50% of average daily net assets of that Portfolio for any fiscal year of the Fund. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Portfolio for such period. More detailed information is contained in the Fund Prospectus which is attached to this Prospectus.

                       The Adviser  has agreed  to reimburse  any Portfolio  for
                       calendar  year 1995  to the extent  that annual operating
                       expenses, including the  investment advisory fee,  exceed
                       .55%.  There can  be no  assurance that  the Adviser will
                       continue to limit expenses beyond December 31, 1995.
--------------------------------------------------------------------------------
                       THE DECLARED INTEREST OPTION
--------------------------------------------------------------------------------
                       Policyowners may allocate Net Premiums and transfer  Cash
                       Value   to  the  Declared  Interest  Option.  BECAUSE  OF
                       EXEMPTIVE AND EXCLUSIONARY  PROVISIONS, INTERESTS IN  THE
                       DECLARED  INTEREST OPTION HAVE  NOT BEEN REGISTERED UNDER
                       THE SECURITIES  ACT OF  1933  AND THE  DECLARED  INTEREST
                       OPTION  HAS NOT BEEN REGISTERED  AS AN INVESTMENT COMPANY
                       UNDER THE INVESTMENT  COMPANY ACT  OF 1940.  ACCORDINGLY,
                       NEITHER  THE DECLARED  INTEREST OPTION  NOR ANY INTERESTS
                       THEREIN ARE SUBJECT TO THE PROVISIONS OF THESE ACTS  AND,
                       AS  A RESULT,  THE STAFF  OF THE  SECURITIES AND EXCHANGE
                       COMMISSION HAS  NOT  REVIEWED  THE  DISCLOSURES  IN  THIS
                       PROSPECTUS  RELATING  TO  THE  DECLARED  INTEREST OPTION.
                       DISCLOSURES REGARDING THE  DECLARED INTEREST OPTION  MAY,
                       HOWEVER,  BE  SUBJECT  TO  CERTAIN  GENERALLY  APPLICABLE
                       PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE
                       ACCURACY  AND   COMPLETENESS   OF  STATEMENTS   MADE   IN
                       PROSPECTUSES.
--------------------------------------------------------------------------------
GENERAL DESCRIPTION    The  Declared Interest Option is supported by the General
                       Account. The General Account consists of all assets owned by the Company other than those in the Variable Account and other separate accounts. Subject to applicable law, the Company has sole discretion over the investment of the assets of the General Account.

                       A  Policyowner may elect to  allocate Net Premiums to the
                       Declared Interest Option, the Variable Account, or  both.
                       The  Policyowner may  also transfer  Cash Value  from the
                       Subaccounts to the Declared Interest Option, or from  the
                       Declared   Interest  Option   to  the   Subaccounts.  The
                       allocation or transfer of funds to the Declared  Interest
                       Option  does not  entitle a  Policyowner to  share in the
                       investment experience  of the  General Account.  Instead,
                       the  Company guarantees  that Cash Value  in the Declared
                       Interest Option  will  accrue interest  at  an  effective
                       annual  rate of at least  4.5%, independent of the actual
                       investment experience of the General Account.
--------------------------------------------------------------------------------
THE POLICY             This Prospectus  describes  a flexible  premium  variable
                       life  insurance  policy.  This  Prospectus  is  generally
                       intended to  serve  as  a  disclosure  document  for  the
                       aspects of the Policy involving the Variable Account. For
                       complete  details regarding the Declared Interest Option,
                       see the Policy itself.
--------------------------------------------------------------------------------
DECLARED INTEREST      Net premiums allocated  to the  Declared Interest  Option
OPTION                 are credited to the Policy. The  Company  bears the  full
CASH VALUE             investment risk for these amounts. The Company guarantees
                       that interest credited to each Policyowner's Cash Value in the Declared Interest Option will not be less than an effective annual rate of 4.5%. The Company may, in its sole discretion, credit a higher rate of interest, although it is not obligated to credit interest in excess of 4.5% per year, and might not do so. Any interest credited on the Policy's Cash Value in the Declared
                       Interest Option in excess of the guaranteed rate of 4.5% per year will be determined in the sole discretion of the Company and may be changed at any time by the Company, in its sole discretion. The Policyowner assumes the risk that the interest credited may not exceed the guaranteed minimum rate of 4.5% per year. The interest credited to the Policy's Cash Value in the Declared
                       Interest Option that equals Policy Debt may be greater than 4.5%, but will in no event be greater than 6.0%.
                       The Cash Value in the Declared Interest Option will be calculated no less frequently than each Monthly Deduction
                       Day.

                       The Company guarantees  that, at  any time  prior to  the
                       Maturity  Date, the  Cash Value in  the Declared Interest
                       Option will  not  be less  than  the amount  of  the  Net
                       Premiums  allocated  or  Cash  Value  transferred  to the
                       Declared Interest Option,  plus interest at  the rate  of
                       4.5% per year, plus any excess interest which the Company
                       credits,  less the sum of all policy charges allocable to
                       the Declared  Interest Option  and any  amounts  deducted
                       from  the  Declared  Interest Option  in  connection with
                       partial surrenders or transfers to the Variable Account.
--------------------------------------------------------------------------------
TRANSFERS, SURRENDERS  Amounts may be  transferred between  the Subaccounts  and
AND POLICY LOANS       the  Declared Interest  Option. A transfer  charge of $25
                       will be imposed in connection with the transfer unless such transfer is the first transfer requested by the Policyowner during such Policy Year. Unless paid in cash, the transfer charge will be deducted from the amount transferred. A Policyowner may make only one transfer between the Variable Account and the Declared Interest
                       Option  in each Policy Year. No  more than 50% of the Net
                       Cash Value in the Declared Interest Option may be transferred from the Declared Interest Option unless the balance in the Declared Interest Option immediately after the transfer will be less than $1,000. If the balance in the Declared Interest Option after a transfer would be less than $1,000, the full Net Cash Value in the Declared
                       Interest Option may be transferred. A Policyowner may also make surrenders and obtain Policy Loans from the Declared Interest Option at any time prior to the Policy's Maturity Date.

                       Transfers  and  surrenders from,  and payments  of Policy
                       Loans allocated to, the  Declared Interest Option may  be
                       delayed for up to six months.
--------------------------------------------------------------------------------
                       GENERAL PROVISIONS
--------------------------------------------------------------------------------
THE CONTRACT           The  Policy is issued in  consideration of the statements
                       in  the  application  and  the  payment  of  the  initial
                       premium.   The   Policy,   the   application,   and   any
                       supplemental applications  and endorsements  make up  the
                       entire  contract. In the absence of fraud, the statements
                       made in an application  or supplemental application  will
                       be treated as
                       representations  and not as warranties. No statement will
                       void the Policy or be used  in defense of a claim  unless
                       contained   in  the   application  or   any  supplemental
                       application.
--------------------------------------------------------------------------------
INCONTESTABILITY       The  Policy  is  incontestable,  except  for   fraudulent
                       statements   made  in  the  application  or  supplemental
                       applications, after  it  has  been in  force  during  the
                       lifetime  of the  Insured for  two years  from the Policy
                       Date or date  of reinstatement. This  provision does  not
                       apply  to  riders that  provide disability  or accidental
                       death benefits. Any increase in Specified Amount will  be
                       incontestable  only after it has been in force during the
                       lifetime of the Insured for two years from the  effective
                       date of the increase.
--------------------------------------------------------------------------------
CHANGE OF PROVISIONS   The  Company reserves the right  to change the Policy, in
                       the event of future  changes in the  federal tax law,  to
                       the    extent   required   to   maintain   the   Policy's
                       qualification as life insurance under federal tax law.

                       Except as provided in the foregoing paragraph, no one can
                       change any part of the Policy except the Policyowner  and
                       the  President,  a Vice  President,  or the  Secretary or
                       Assistant Secretary of  the Company. Both  must agree  to
                       any  change and such change must  be in writing. No agent
                       may change the Policy or waive any of its provisions.
--------------------------------------------------------------------------------
MISSTATEMENT OF AGE    If  the  Insured's  age  or  sex  was  misstated  in  the
OR SEX                 application, each benefit and any amount to be paid under
                       the  Policy will be  adjusted to reflect  the correct age
                       and sex.
--------------------------------------------------------------------------------
SUICIDE EXCLUSION      If the  Policy  is  in  force  and  the  Insured  commits
                       suicide,  while sane or insane, within two years from the
                       Policy Date, life  insurance proceeds  payable under  the
                       Policy  will be limited to  all premiums paid, reduced by
                       any outstanding Policy Debt  and any partial  surrenders,
                       and  increased  by  any unearned  loan  interest.  If the
                       Policy is in force and the Insured commits suicide, while
                       sane or insane, within two years from the effective  date
                       of  any increase in Specified Amount, any increase in the
                       death benefit resulting  from the  requested increase  in
                       specified  amount will not be  paid. Instead, the Company
                       will refund to  the Policyowner  an amount  equal to  the
                       total cost of insurance applied to the increase.
--------------------------------------------------------------------------------
ANNUAL REPORT          At least once each year, an annual report will be sent to
                       each  Policyowner. The report will show the current death
                       benefit, the Cash  Value in  each Subaccount  and in  the
                       Declared  Interest  Option, outstanding  Policy  Debt and
                       premiums  paid,  partial  surrenders  made  and   charges
                       assessed,  since the  last report.  The report  will also
                       include any other  information required by  state law  or
                       regulation.   Further,   the   Company   will   send  the
                       Policyowner  the  reports  required  by  the   Investment
                       Company Act of 1940.
--------------------------------------------------------------------------------
NON-PARTICIPATION      The  Policy does not participate in the Company's profits
                       or surplus earnings. No dividends are payable.
--------------------------------------------------------------------------------
OWNERSHIP OF ASSETS    The  Company  shall  have  the  exclusive  and   absolute
                       ownership  and control over  assets, including the assets
                       of the Variable Account.
--------------------------------------------------------------------------------
WRITTEN NOTICE         Any written notice should be  sent to the Company at  its
                       Home  Office. The notice should include the policy number
                       and the  Insured's  full name.  Any  notice sent  by  the
                       Company  to  a Policyowner  will be  sent to  the address
                       shown in the  application unless  an appropriate  address
                       change form has been filed with the Company.
--------------------------------------------------------------------------------
POSTPONEMENT OF        The  Company will  usually mail the  proceeds of complete
PAYMENTS               surrenders, partial  surrenders and  Policy Loans  within
                       seven days after the Policyowner's signed request is received at the Home Office. The Company will usually mail death proceeds within seven days after receipt of Due Proof of Death and maturity benefits within seven days of the Maturity Date. However, payment of any amount upon complete or partial surrender, payment of any Policy
                       Loan, and payment of death proceeds or benefits at maturity may be postponed whenever:

                           a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;

                           b) the Securities and Exchange  Commission  by  order
                           permits    postponement   for   the   protection   of
                           Policyowners; or

                           c) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of the securities is not reasonably practicable or it is not reasonably practicable to determine the value of the net assets of the Variable Account.

                       Transfers   may   also    be   postponed   under    these
                       circumstances.

                       Payments  under  the Policy  which  are derived  from any
                       amount paid  to the  Company  by check  or draft  may  be
                       postponed  until such  time as  the Company  is satisfied
                       that the check or draft  has cleared the bank upon  which
                       it is drawn.
--------------------------------------------------------------------------------
CONTINUANCE OF         The  insurance  under  a  Policy will continue  until the
INSURANCE              earlier of:

                           a) the end of the Grace Period following the Monthly Deduction Day on which the Net Cash Value is less than the monthly deduction for the following Policy Month;

                           b) the date the Policyowner surrenders the Policy for its entire Net Cash Value;

                           c)  the death of the Insured; or

                           d)  the Maturity Date.

                       Any  rider  to  a  Policy  will  terminate  on  the  date
                       specified in the rider.
--------------------------------------------------------------------------------
OWNERSHIP              The  Policy  belongs  to  the  Policyowner.  The original
                       Policyowner  is  the  person   named  as  owner  in   the
                       application. Ownership of the Policy may change according to the ownership option selected as part of the original application or by a subsequent endorsement to the Policy.
                       During the Insured's lifetime, all rights granted by the Policy belong to the Policyowner, except as otherwise provided for in the Policy.

                       Special ownership rules may apply if the Insured is under legal age (as defined by state law in the state in which the Policy is delivered) on the Policy Date.

                       The  Policyowner  may  assign  the  Policy  as collateral
                       security. The Company assumes  no responsibility for  the
                       validity  or effect  of any collateral  assignment of the
                       Policy. No  assignment will  bind the  Company unless  in
                       writing  and until  received by  the Company  at its Home
                       Office. The  assignment  is  subject to  any  payment  or
                       action  taken  by  the  Company  before  it  received the
                       assignment at the Home Office.
--------------------------------------------------------------------------------
THE BENEFICIARY        The primary  Beneficiaries and  contingent  Beneficiaries
                       are  designated by the Policyowner in the application. If
                       changed,   the   primary   Beneficiary   or    contingent
                       Beneficiary  is as shown in  the latest change filed with
                       the  Company.   One  or   more  primary   or   contingent
                       Beneficiaries may be named in the application. In such case, the proceeds will be paid in equal shares to the survivors in the appropriate beneficiary class, unless requested otherwise by the Policyowner.

                       Unless a payment option  is chosen, the proceeds  payable
                       at  the Insured's death will be paid in a lump sum to the
                       primary Beneficiary.  If  the  primary  Beneficiary  dies
                       before  the  Insured, the  proceeds will  be paid  to the
                       contingent Beneficiary.  If no  Beneficiary survives  the
                       Insured,  the proceeds will be paid to the Policyowner or
                       the Policyowner's estate.
--------------------------------------------------------------------------------
CHANGING THE           During  the  Insured's  life,  the  Policyowner  and  the
POLICYOWNER            Beneficiary  may be  changed. To  make a  change, written
OR BENEFICIARY         request must be sent to  the Company at its Home  Office.
                       The request and the change must be in a form satisfactory
                       to the Company and must actually be received and recorded
                       by  the  Company.  The  change will take effect as of the
                       date the request is signed by the Policyowner. The change
                       will be subject to any payment made before the  change is
                       recorded by the Company.  The Company may require  return
                       of the Policy for endorsement.
--------------------------------------------------------------------------------
ADDITIONAL INSURANCE   Subject  to  certain  requirements, one  or  more  of the
BENEFITS               following  additional  insurance benefits may be added to
                       a  Policy  by rider: (i) Cost  of Living  Increase;  (ii)
                       Accidental

                       Death Benefit; (iii) Waiver of Premium; (iv) Spouse Term Insurance; (v) Children's Term Insurance and (vi) Guaranteed Insurability Option. The cost of any additional insurance benefits will be deducted as part of the monthly deduction. (See "CHARGES AND DEDUCTIONS-- Monthly Deduction.") Detailed information concerning available riders may be obtained from the agent selling the Policy.
--------------------------------------------------------------------------------
                       DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------
                       The Policies will be sold by individuals who in addition to being licensed as life insurance agents for the
                       Company, are also registered representatives of the principal underwriter of the Policies, FBL Marketing Services, Inc. ("FBL Marketing"). FBL Marketing, a corporation organized on May 7, 1970, under the laws of the State of Delaware, is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. FBL Marketing does not currently retain any compensation for acting as principal underwriter.

                       For Policies sold in Iowa, Minnesota, Nebraska, South Dakota, Utah and Wisconsin, writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 50% of planned periodic premiums and 4% of unscheduled premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 5% of planned periodic premiums and 4% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 50% of the increase in planned periodic premiums may be paid during the first year following an increase in Specified Amount.

                       For Policies sold in Kansas, writing agents will receive commissions based on a commission schedule and rules. The Company may pay agents first year commissions at a rate not exceeding 60% of planned periodic premiums and 3% of unscheduled premiums paid in the first Policy Year. Agents will be paid renewal commissions at a rate equal to 4% of planned periodic premiums and 3% of unscheduled premiums paid after the first Policy Year. Additional commissions at a rate not exceeding 60% of the increase in planned periodic premiums may be paid during the first year following an increase in Specified Amount.

                       These commissions (and other distribution expenses,  such
                       as  production incentive  bonuses, agent's  insurance and
                       pensions benefits,  agency  management  compensation  and
                       bonuses  and expense allowances) are paid by the Company.
                       They do not result in any additional charges against  the
                       Policy  that are  not described above  under "CHARGES AND
                       DEDUCTIONS".
--------------------------------------------------------------------------------
                       FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
INTRODUCTION           The following discussion is  general and is not  intended
                       as  tax  advice.  Any person  concerned  about  these tax
                       considerations should  consult a  competent tax  adviser.
                       This  discussion is based  on the Company's understanding
                       of the  present  federal  income tax  laws  as  they  are
                       currently interpreted by the Internal Revenue Service. No
                       representation   is   made  as   to  the   likelihood  of
                       continuation of these  current laws and  interpretations,
                       and  various changes have been  proposed that would alter
                       these laws in  ways that would  have significant  adverse
                       impacts.   It  should  be  further  understood  that  the
                       following discussion  is  not  exhaustive  and  does  not
                       purport  to be  complete or  to cover  all situations and
                       that special rules not  described in this Prospectus  may
                       be applicable in certain situations. Moreover, no attempt
                       has  been made to consider  any applicable state or other
                       tax laws.
--------------------------------------------------------------------------------
TAX STATUS OF THE      Section 7702 of  the Internal  Revenue Code  of 1986,  as
POLICY                 amended  (the  "Code") includes  a  definition of  a life
                       insurance  contract   for  federal   tax  purposes.   The
                       Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations interpreting and implementing section 7702 and has issued proposed regulations on certain aspects of section 7702. Guidance as to how section  7702 is to be applied is,
                       however, limited. If a Policy were determined not to be a life insurance contract for purposes of section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

                       With respect to a Policy issued exclusively on the basis of a standard premium class, while there is some uncertainty due to the limited guidance on section 7702, the Company believes that in light of the proposed regulations such a Policy should meet the section 7702 definition of a life insurance contract. However, with respect to a Policy issued in whole or in part on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether or not such a Policy would satisfy section 7702, particularly if the Policyowner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under section 7702 (together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under section 7702.

                       Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Variable Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations section 1.817-5, which affect how each Fund's assets may be invested. Although the investment adviser is an affiliate of the Company, the Company does not have control over the Fund or its investments. Nonetheless, the Company believes that each Portfolio of the Fund in which the Variable Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

                       In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

                       The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, a Policyowner has additional flexibility in allocating premium payments and policy values. These differences could result in a Policyowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account.

                       The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

--------------------------------------------------------------------------------
TAX TREATMENT OF       IN  GENERAL. The Company believes  that the proceeds and
POLICY BENEFITS        cash value increases of a Policy should be treated in  a
                       manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under section 101(a)(l) of the Code.

                       A change in a Policy's Specified Amount, the payment of an unscheduled premium, a Policy loan, a partial withdrawal, a surrender, a lapse with outstanding indebtedness, a change in death benefit options, the exchange of a Policy for a fixed-benefit policy (see "THE POLICY--Special Transfer Privilege"), the assignment of a Policy or the exercise of the right to change Policyowners (see "GENERAL PROVISIONS--Changing the Policyowner or Beneficiary") may have tax consequences depending upon the circumstances. In addition, federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policyowner or Beneficiary. A competent tax adviser should be consulted for further information.

                       The Company further believes that an exchange of a fixed-benefit policy issued by the Company for a Policy as provided under "THE POLICY--Exchange Privilege" generally should be treated as a non-taxable exchange of life insurance policies within the meaning of section 1035 of the Code. However, in certain circumstances, the exchanging owner may receive a cash distribution that might have to be recognized as income to the extent there was gain in the fixed-benefit policy. Moreover, to the extent a fixed-benefit policy with an outstanding loan is exchanged for an unencumbered Policy, the exchanging owner could recognize income at the time of the exchange up to the amount of such loan (including any due and unpaid interest on such loan). An exchanging owner should consult a tax adviser as to whether an exchange of a fixed-benefit policy for the Policy will have tax consequences to such owner.

                       The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement.

                       The Policies may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if it is contemplated that a Policy may be used in any arrangement the value of which depends in part on its tax consequences, a qualified tax adviser should be consulted regarding the tax attributes of the particular arrangement.

                       Generally, the Policyowner will not be deemed to be in constructive receipt of the cash value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract."

                       Whether a Policy is or is not a modified endowment contract, upon a complete surrender or lapse of a Policy, or when benefits are paid at such Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

                       MODIFIED ENDOWMENT CONTRACTS. A Policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the cash value at the time of such change and the additional premiums paid in the seven policy years starting with the date on which the material change occurs.

                       Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. Accordingly, a prospective Policyowner should contact a competent tax adviser before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, a Policyowner should contact a competent tax adviser before paying any unscheduled premiums or changing the planned premium schedule or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

                       DISTRIBUTIONS   FROM   POLICIES  CLASSIFIED  AS  MODIFIED
                       ENDOWMENT CONTRACTS. Policies classified as modified endowment contracts are subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the cash value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. In this regard, the Internal Revenue Service could take the position that capitalized interest on such loans are to be treated as a taxable distribution. Third, a 10 percent additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's Beneficiary.

                       DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS. Distributions from a Policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the policy, as distributing taxable income. An exception to this general rule occurs in the case of a partial withdrawal, a decrease in the Specified Amount, or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in section 7702.

                       Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

                       Finally, neither distributions (including distributions upon surrender or lapse) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10 percent additional tax.

                       POLICY LOAN INTEREST. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer of, or is financially interested in, the business carried on by that taxpayer will not be tax deductible to the extent the aggregate amount of such loans with respect to contracts covering such individual exceeds $50,000. The deductibility of Policy loan interest may be further limited by section 264 of the Code. Therefore, a Policyowner should consult a competent tax adviser as to whether Policy loan interest will be deductible.

                       INVESTMENT IN THE POLICY.  Investment in the policy means
                       (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
                       (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Policyowner.

                       MULTIPLE POLICIES.  All modified endowment contracts that
                       are issued by  the Company  (or  its  affiliates) to  the
                       same  Policyowner during any calendar year are treated as
                       one  modified   endowment   contract  for   purposes   of
                       determining  the amount includable  in gross income under
                       section 72(e).
--------------------------------------------------------------------------------
TAXATION OF THE        At the present time, the  Company makes no charge to  the
COMPANY                Variable Account, or to the Policy for any Federal, state
                       or  local taxes (other than  state premium taxes) that it
                       incurs that may be attributable to such Account or to the
                       Policies. The Company, however, reserves the right in the
                       future to  make  a  charge  for any  such  tax  or  other
                       economic burden resulting from the application of the tax
                       laws  that it  determines to be  properly attributable to
                       the Variable Account or to the Policies.
--------------------------------------------------------------------------------
EMPLOYMENT-RELATED     The Supreme Court held in ARIZONA GOVERNING COMMITTEE  V.
BENEFIT PLANS          NORRIS  that optional annuity  benefits provided under an
                       employer's deferred  compensation plan  could not,  under
                       Title  VII of the Civil Rights  Act of 1964, vary between
                       men  and  women  on  the  basis  of  sex.  In   addition,
                       legislative,  regulatory or decisional  authority of some
                       states may prohibit use of sex-distinct mortality  tables
                       under certain circumstances. The Policy described in this
                       Prospectus  contains guaranteed  cost of  insurance rates
                       and guaranteed purchase rates for certain payment options
                       that distinguish  between  men  and  women.  Accordingly,
                       employers  and employee organizations should consider, in
                       consultation with legal  counsel, the  impact of  NORRIS,
                       and   Title  VII  generally,  on  any  employment-related
                       insurance or benefit  program for which  a Policy may  be
                       purchased.
--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
SAFEKEEPING OF THE The Company holds the assets of the Variable Account. The VARIABLE ACCOUNT'S assets are kept physically segregated and held separate
ASSETS                 and apart from the General Account. The Company maintains
                       records of all purchases  and redemptions of Fund  shares
                       by each of the Subaccounts. Additional protection for the
                       assets  of the Variable Account  is afforded by a blanket
                       fidelity bond  issued by  National Union  Fire  Insurance
                       Company   of  Pittsburgh  in  the  amount  of  $5,000,000
                       covering all the officers and employees of the Company.
--------------------------------------------------------------------------------
VOTING RIGHTS          To the extent required by law, the Company will vote  the
                       Fund  shares held in the  Variable Account at regular and
                       special shareholder meetings  of the  Fund in  accordance
                       with  instructions  received from  persons  having voting
                       interests in the corresponding Subaccounts. If,  however,
                       the  Investment  Company Act  of  1940 or  any regulation
                       thereunder  should   be  amended   or  if   the   present
                       interpretation thereof should change, and, as a result, the Company determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

                       The number of votes which a Policyowner has the right to instruct are calculated separately for each subaccount and are determined by dividing a Policy's Cash Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Policyowner has the right to instruct will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at such meeting of the Fund. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Fund. Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

                       The Company will vote Fund shares attributable to Policies as to which no timely instructions are received (as well as any Fund shares held in the Variable Account which are not attributable to Policies) in proportion to the voting instructions which are received with respect to all Policies participating in each Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a PRO RATA basis to reduce the votes eligible to be cast on a matter.

                       At some future date, Fund shares may also be held by separate accounts of other affiliated and unaffiliated insurance companies. The Company expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. Voting instructions given by owners of other insurance policies will dilute the effect of voting instructions of Policyowners.

                       The Company provided initial capital for the Fund by purchasing $15 million worth of shares. The Company intends to vote all shares it owns directly in proportion to the voting instructions received from Policyowners and from other owners of variable insurance policies and variable annuity contracts funded by the Fund that may be issued by the Company in the future. From time to time the company withdraws portions of this capital.

                       DISREGARD  OF VOTING INSTRUCTIONS.  The Company may, when
                       required   by  state  insurance  regulatory  authorities,
                       disregard voting instructions if the instructions require
                       that  the shares be voted so as  to cause a change in the
                       sub-classification or investment objective of the Fund or
                       one or more of its Portfolios or to approve or disapprove
                       an investment advisory  contract for a  Portfolio of  the
                       Fund.  In  addition,  the  Company  itself  may disregard
                       voting instructions in  favor of changes  initiated by  a
                       Policyowner  in the  investment policy  or the investment
                       adviser of  a  Portfolio  of  the  Fund  if  the  Company
                       reasonably disapproves of such changes. A change would be
                       disapproved  only if  the proposed change  is contrary to
                       state law or prohibited by state regulatory  authorities,
                       or  the Company determined that  the change would have an
                       adverse  effect  on  the  General  Account  in  that  the
                       proposed  investment policy for a Portfolio may result in
                       overly speculative or unsound  investments. In the  event
                       the Company does disregard voting instructions, a summary
                       of  that action and  the reasons for  such action will be
                       included in the next annual report to Policyowners.
--------------------------------------------------------------------------------
STATE REGULATION OF    The  Company,  a  stock  life insurance company organized
THE COMPANY            under the laws of Iowa, is subject to regulation  by  the
                       Iowa Insurance Department. An annual statement  is  filed
                       with the Iowa Insurance Department on or before March lst
                       of each year covering the operations and reporting on the
                       financial condition of the Company as of December 31st of
                       the preceding  year.  Periodically,  the  Iowa  Insurance
                       Department examines the liabilities and reserves  of  the
                       Company and the  Variable  Account  and  certifies  their
                       adequacy,  and  a  full  examination  of  operations   is
                       conducted periodically by the National Association of Insurance Commissioners.

                       In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

--------------------------------------------------------------------------------
OFFICERS AND
DIRECTORS OF FARM
BUREAU LIFE INSURANCE
COMPANY


                       NAME AND POSITION                             PRINCIPAL OCCUPATION
                         WITH THE COMPANY*                           LAST FIVE YEARS**
                       --------------------------------------------  --------------------------------------------
                       Kenneth R. Ashby, Director                    Farmer; President, Utah Farm Bureau
                                                                     Federation and affiliated companies and
                                                                     Ashby's Valley View Farms; Vice President
                                                                     and Director, Utah Farm Bureau Insurance
                                                                     Co.; Director, Millard County Water
                                                                     Conservancy District, American Farm Bureau
                                                                     Federation and affiliated companies, Multi
                                                                     States Farmers Service Co., Farm Bureau
                                                                     Multi-State Services, Inc. and Universal
                                                                     Assurors Life Insurance Company

                       Carrol C. Burling, Director                   Farmer; President, Burling Farms, Inc.

                       Al Christopherson, Director                   Farmer; President, Minnesota Farm Bureau
                                                                     Federation; Director, Farm Bureau
                                                                     Multi-State Services, Inc., Universal
                                                                     Assurors Life Insurance Company, Farm Bureau
                                                                     Mutual Insurance Company and FBL Insurance
                                                                     Brokerage, Inc.

                       Richard E. Ekstrum, Director                  Farmer; Chairman and Director, A-B Rural
                                                                     Water System; President and Director, South
                                                                     Dakota Farm Bureau Federation and South
                                                                     Dakota Farm Bureau Mutual Insurance Company;
                                                                     Director, Farm Bureau Multi-State Services,
                                                                     Inc. and Universal Assurors Life Insurance
                                                                     Company

                       Ernest A. Glienke, Director                   Farmer; Director, Farm Bureau Mutual
                                                                     Insurance Company, FBL Insurance Brokerage,
                                                                     Inc., Utah Farm Bureau Insurance Company and
                                                                     FBL Financial Services, Inc.

                       William C. Hanson, Director                   Farmer; Director, Rural Mutual Insurance
                                                                     Company and Growmark, Inc.; Vice President,
                                                                     Midwest Livestock Producers

                       Craig D. Hill, Director                       Farmer; President, CAPA Hill, Inc.;
                                                                     Director, Farm Bureau Mutual
                                                                     Insurance Company, FBL Insurance
                                                                     Brokerage, Inc. and FBL Financial
                                                                     Services, Inc.

--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.
** The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during the period.

                       NAME AND POSITION                    PRINCIPAL OCCUPATION
                         WITH THE COMPANY*                  LAST FIVE YEARS**
                       -----------------------------------  -----------------------------------
                       Daniel L. Johnson, Director          Farmer; Farm Bureau Mutual
                                                            Insurance Company, FBL Insurance
                                                            Brokerage, Inc. and FBL Financial
                                                            Services, Inc.

                       Craig A. Lang, Director              Farmer; Director, Farm Bureau
                                                            Mutual Insurance Company, FBL
                                                            Insurance Brokerage, Inc. and FBL
                                                            Financial Services, Inc.

                       Lindsey D. Larsen, Director          Farmer; Director, Farm Bureau
                                                            Mutual Insurance Company, FBL
                                                            Insurance Brokerage, Inc. and FBL
                                                            Financial Services, Inc.

                       Donald O. Narigon, Director          Farmer; Director, Farm Bureau
                                                            Mutual Insurance Company, FBL
                                                            Insurance Brokerage, Inc., and FBL
                                                            Financial Services, Inc.

                       Bryce P. Neidig, Director            Farmer; President, Nebraska Farm
                                                            Bureau Federation, Nebraska Farm
                                                            Bureau Services, Inc., Farm Bureau
                                                            Insurance Company of Nebraska,
                                                            Nebraska Farm Bureau Insurance
                                                            Agency, Inc.; Director, American
                                                            Agriculture Insurance Company,
                                                            American Agriculture Insurance
                                                            Agency, Inc., American Farm Bureau
                                                            Service Company, American Farm
                                                            Bureau Federation, American
                                                            Agricultural Communications
                                                            Systems, Inc., Western Agricultural
                                                            Insurance Co., Western Agricultural
                                                            Management Corp., Farm Bureau
                                                            Multi-State Services, Inc., Blue
                                                            Cross/Blue Shield of Nebraska and
                                                            Universal Assurors Life Insurance
                                                            Company

                       Bennett M. Osmonson, Director        Farmer

                       Howard D. Poulson, Director          Farmer; President, Wisconsin Farm
                                                            Bureau Federation, Rural Mutual
                                                            Insurance Company and Midwest
                                                            Livestock Producers; Vice President
                                                            Rural Security Life Insurance
                                                            Company; Director, Farm Bureau
                                                            Multi-State Services, Inc. and
                                                            Universal Assurors Life Insurance
                                                            Company

                       Henry V. Rayhons, Director           Farmer; Director, Farm Bureau
                                                            Mutual Insurance Company, FBL
                                                            Insurance Brokerage, Inc., FBL
                                                            Financial Services, Inc. and Utah
                                                            Farm Bureau Insurance Company

------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.
** The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during the period.

                       NAME AND POSITION                    PRINCIPAL OCCUPATION
                         WITH THE COMPANY*                  LAST FIVE YEARS**
                       -----------------------------------  -----------------------------------
                       James E. Sage, Director              Farmer; Director, Members Mutual
                                                            Oil Company, Interstate Producers
                                                            Livestock Association, Goose Creek
                                                            Truck Plaza, Farm Bureau Mutual
                                                            Insurance Company, FBL Insurance
                                                            Brokerage, Inc., FBL Financial
                                                            Services, Inc. and Utah Farm Bureau
                                                            Insurance Company

                       Beverly L. Schnepel, Director        Farmer; Director, Farm Bureau
                                                            Mutual Insurance Company, FBL
                                                            Insurance Brokerage, Inc. and FBL
                                                            Financial Services, Inc.

                       F. Gary Steiner, Director            Farmer

                       Edward M. Wiederstein, Director      Farmer; Director, Multi-Pig
                                                            Corporation, Farm Bureau Mutual
                                                            Insurance Company, FBL Insurance
                                                            Brokerage, Inc., FBL Financial
                                                            Services, Inc. and Utah Farm Bureau
                                                            Insurance Company

                       Merlin D. Plagge, President and      Farmer; President and Director,
                         Director                           Iowa Farm Bureau Federation, FBL
                                                            Insurance Brokerage, Inc., Farm
                                                            Bureau Mutual Insurance Company,
                                                            Utah Farm Bureau Insurance Company,
                                                            FBL Financial Services, Inc.,
                                                            Universal Assurors Life Insurance
                                                            Company, Farm Bureau Agricultural
                                                            Business Corporation and Farm
                                                            Bureau Multi-State Services, Inc.;
                                                            Director, American Farm Bureau
                                                            Federation, Blue Cross of Iowa,
                                                            Western Farm Bureau Management
                                                            Corporation, McNerney-Heinz, Inc.,
                                                            Western Agricultural Insurance
                                                            Company, Western Farm Bureau Life
                                                            Insurance Company and American Ag
                                                            Insurance Company

                       Daryl J. Siebens, Vice President     Farmer; Director, Growmark, Inc.,
                         and Director                       Western Farm Bureau Life Insurance
                                                            Company, Utah Farm Bureau Insurance
                                                            Company, Vice President and
                                                            Director, Farm Bureau Mutual
                                                            Insurance Company, FBL Insurance
                                                            Brokerage, Inc. and FBL Financial
                                                            Services, Inc., Vice President,
                                                            Universal Assurors Life Insurance
                                                            Company


--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.
** The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during the period.


                       NAME AND POSITION                    PRINCIPAL OCCUPATION
                         WITH THE COMPANY*                  LAST FIVE YEARS**
                       -----------------------------------  -----------------------------------
                       Eugene R. Maahs, Senior Vice         Senior Vice President and
                         President and Secretary-Treasurer  Secretary-Treasurer, Farm Bureau
                                                            Mutual Insurance Company, FBL
                                                            Insurance Brokerage, Inc.,
                                                            Universal Assurors Life Insurance
                                                            Company, Utah Farm Bureau Insurance
                                                            Company, Western Farm Bureau Life
                                                            Insurance Company, FBL Financial
                                                            Services, Inc. and Farm Bureau
                                                            Multi-State Services, Inc.

                       Stephen M. Morain, Senior Vice       Senior Vice President and General
                         President and General Counsel      Counsel, Farm Bureau Life Insurance
                                                            Company and Farm Bureau Multi-State
                                                            Services, Inc.

                       Thomas R. Gibson, Executive Vice     Executive Vice President and
                         President and General Manager      General Manager, Farm Bureau Life
                                                            Insurance Company and Farm Bureau
                                                            Multi-State Services, Inc.

                       William J. Oddy, Vice President,    Vice President, Chief Operating
                         Chief Operating Officer and        Officer and Assistant General
                         Assistant General Manager          Manager, Farm Bureau Life Insurance
                                                            Company and Farm Bureau Multi-State
                                                            Services, Inc.

                       Timothy J. Hoffman, Vice President,  Vice President, Chief Marketing
                         Chief Marketing Officer            Officer, Farm Bureau Life Insurance
                                                            Company and Farm Bureau Multi-State
                                                            Services, Inc.

                       Richard D. Warming, Vice President,  Vice President, Chief Investment
                         Chief Investment Officer and       Officer and Assistant Treasurer,
                         Assistant Treasurer                Farm Bureau Life Insurance Company
                                                            and Farm Bureau Multi-State
                                                            Services, Inc.

                       Ronald C. Price, Vice                Vice President-Agency, Farm Bureau
                         President-Agency                   Life Insurance Company

                       JoAnn W. Rumelhart, Vice President-  Vice President-Life Operations,
                         Life Operations                    Farm Bureau Life Insurance Company

                       Monte R. Roumpf, Vice President-     Vice President-Information
                         Information Technology             Technology, Farm Bureau Life
                                                            Insurance Company

                       W. Kent Fairchild, Vice President-   Vice President, Product Development
                         Product Development and Marketing  and Marketing Services, Farm Bureau
                         Services                           Life Insurance Company

                       Lynn E. Wilson, Vice President-      Vice President, Multi-State Sales,
                         Multi-State Sales                  Farm Bureau Life Insurance Company

                       James W. Noyce, Vice President-      Vice President-Controller,
                         Controller                         Farm Bureau Life Insurance Company

                       F. Walter Tomenga, Vice President-   Vice President-Corporate Affairs,
                         Corporate Affairs                  Farm Bureau Life Insurance Company

--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.
** The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during the period.


                       NAME AND POSITION                    PRINCIPAL OCCUPATION
                         WITH THE COMPANY*                  LAST FIVE YEARS**
                       -----------------------------------  -----------------------------------
                       Robert L. Tatge, Vice President-     Vice President-Property/Casualty
                         Property/Casualty Operations       Operations, Farm Bureau Life
                                                            Insurance Company

                       Thomas E. Burlingame, Vice           Vice President-Associate General
                         President-Associate General        Counsel, Farm Bureau Life Insurance
                         Counsel                            Company

                       Donald L. Carter, Life Underwriting  Life Underwriting Vice President,
                         Vice President                     Farm Bureau Life Insurance Company

                       T. Edgar Coffman, Technical          Technical Services Vice President,
                         Services Vice President            Farm Bureau Life Insurance Company

                       Joel H. Klisart, Investment Vice     Investment Vice President, Real
                         President, Real Estate             Estate, Farm Bureau Life Insurance
                                                            Company

                       Kathryn Coleson Horner, Accounting   Accounting Vice President, Farm
                         Vice President                     Bureau Life Insurance Company

                       Arlen F. Pence, Benefits and         Benefits and Payroll Vice
                         Payroll Vice President             President, Farm Bureau Life
                                                            Insurance Company

                       Jeffrey L. Buehler, Information      Information Systems Vice President,
                         Systems Vice President             Farm Bureau Life Insurance Company

                       Douglas M. Childes, Internal Audit   Internal Audit Vice President, Farm
                         Vice President                     Bureau Life Insurance Company

                       Kermit J. Larson, Minnesota Agency   Minnesota Agency Vice President,
                         Vice President                     Farm Bureau Life Insurance Company

                       Dennis M. Marker, Investment Vice    Investment Vice President,
                         President, Administration          Administration, Farm Bureau Life
                                                            Insurance Company

                       Alan R. Schultz, Utah Agency Vice    Utah Agency Vice President, Farm
                         President                          Bureau Life Insurance Company

                       John F. Mottet, Western Iowa Agency  Western Iowa Agency Vice President,
                         Vice President                     Farm Bureau Life Insurance Company

                       Richard J. January, South Dakota     South Dakota Agency Vice President,
                         Agency Vice President              Farm Bureau Life Insurance Company

                       Cyrus S. Winters, Northeastern Iowa  Northeastern Iowa Agency Vice
                         Agency Vice President              President, Farm Bureau Life
                                                            Insurance Company

                       Michael J. Hoffman, Southeastern     Southeastern Iowa Agency Vice
                         Iowa Agency Vice President         President, Farm Bureau Life
                                                            Insurance Company

                       Dale L. Brooks, Property/Casualty    Property/Casualty Product
                         Product Development and Pricing    Development and Pricing Vice
                         Vice President                     President, Farm Bureau Life
                                                            Insurance Company

                       Paul Grinvalds, Financial Planning   Financial Planning Vice President,
                         Vice President                     Farm Bureau Life Insurance Company

                       Roger F. Grefe, Investment           Investment Management Vice
                         Management Vice President          President, Farm Bureau Life
                                                            Insurance Company

--------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.
** The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during the period.

                       NAME AND POSITION                    PRINCIPAL OCCUPATION
                         WITH THE COMPANY*                  LAST FIVE YEARS**
                       -----------------------------------  -----------------------------------
                       Curtis J. Lankford, Farm and         Farm and Commercial Vice President,
                         Commercial Vice President          Farm Bureau Life Insurance Company

                       Thomas E. Eppenauer, Claims Vice     Claims Vice President, Farm Bureau
                         President                          Life Insurance Company

                       Oscar J. Olsen, Crop Insurance Vice  Crop Insurance Vice President, Farm
                         President                          Bureau Life Insurance Company

                       Richard W. Pope, Automobile and      Automobile and Personal Lines Vice
                         Personal Lines Vice President      President, Farm Bureau Life
                                                            Insurance Company

                       Clayton L. Porter, Operations Vice   Operations Vice President, Farm
                         President                          Bureau Life Insurance Company

                       Robert J. Rummelhart, Fixed Income   Fixed Income Vice President, Farm
                         Vice President                     Bureau Life Insurance Company

                       Lou Ann Sandburg, Investment Vice    Investment Vice President,
                         President, Securities              Securities, Farm Bureau Life
                                                            Insurance Company

                       Roger PJ Soener, Real Estate Vice    Real Estate Vice President, Farm
                         President                          Bureau Life Insurance Company

                       Jeffrey R. Tollefson, Investment     Investment Vice President,
                         Vice President, Alternative        Alternative Investments, Farm
                         Investments                        Bureau Life Insurance Company

                       DeWayne E. Stroud, Claims            Claims Litigation Vice President,
                         Litigation Vice President          Farm Bureau Life Insurance Company

                       Terry B. Swim, Information Systems   Information Systems Vice President,
                         Vice President                     Farm Bureau Life Insurance Company

                       Christopher L. Van Note, Education   Education Services Vice President,
                         Services Vice President            Farm Bureau Life Insurance Company

                       James P. Brannen, Tax Planning and   Tax Planning and Compliance Vice
                         Compliance Vice President          President, Farm Bureau Life
                                                            Insurance Company

                       Ronald J. Palmer, Agency Services    Agency Services Vice President,
                         Vice President                     Farm Bureau Life Insurance Company

                       Christopher G. Daniels, Life         Life Product Development and
                         Product Development and Pricing    Pricing Vice President, Farm Bureau
                         Vice President                     Life Insurance Company

                       James M. Mincks, Human Resources     Human Resources Vice President,
                         Vice President                     Farm Bureau Life Insurance Company

----------------
 * The principal business address of each person listed, unless otherwise indicated, is 5400 University Avenue, West Des Moines, Iowa 50266.
** The principal occupation shown reflects the principal employment of each individual during the past five years. Corporate positions may, in some instances, have changed during the period.

--------------------------------------------------------------------------------
LEGAL MATTERS          Sutherland, Asbill  & Brennan  of Washington,  D.C.,  has
                       provided  advice  on  certain legal  matters  relating to
                       federal securities laws applicable to the issuance of the
                       flexible premium variable life insurance policy described
                       in this Prospectus. All matters of Iowa law pertaining to
                       the Policy, including the validity of the Policy and  the
                       Company's  right to issue the Policy under Iowa Insurance
                       Law, have been passed upon  by Stephen M. Morain,  Senior
                       Vice President and General Counsel of the Company.
--------------------------------------------------------------------------------
LEGAL PROCEEDINGS      There  are  no legal  proceedings  to which  the Variable
                       Account is a party or to which the assets of the Variable
                       Account are subject. The Company  is not involved in  any
                       litigation  that is of material importance in relation to
                       its total assets or that relates to the Variable Account.
--------------------------------------------------------------------------------
EXPERTS                The financial  statements  of  the  Variable  Account  at
                       December  31, 1994 and for each of the three years in the
                       period ended December  31, 1994,  and of  the Company  at
                       December  31, 1994  and 1993  and for  each of  the three
                       years in the  period ended December  31, 1994,  appearing
                       herein,   have  been  audited  by   Ernst  &  Young  LLP,
                       independent auditors, as  set forth  in their  respective
                       reports   thereon  appearing  elsewhere  herein  and  are
                       included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

                       Actuarial matters included in  this Prospectus have  been
                       examined   by  JoAnn   W.  Rumelhart,   FSA,  MAAA,  Vice
                       President-Life Operations, as stated in the opinion filed
                       as an exhibit to the registration statement.
--------------------------------------------------------------------------------
OTHER INFORMATION      A  registration  statement  has   been  filed  with   the
                       Securities  and Exchange Commission  under the Securities
                       Act of  1933,  as amended,  with  respect to  the  Policy
                       offered  hereby. This Prospectus does not contain all the
                       information set forth in  the registration statement  and
                       the   amendments   and  exhibits   to   the  registration
                       statement, to all of which reference is made for  further
                       information  concerning the Variable Account, the Company
                       and the Policy  offered hereby.  Statements contained  in
                       this  Prospectus  as to  the contents  of the  Policy and
                       other legal  instruments are  summaries. For  a  complete
                       statement of the terms thereof, reference is made to such
                       instruments as filed.
--------------------------------------------------------------------------------
                       FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                       The  financial statements of the Company included in this
                       Prospectus should  be  distinguished from  the  financial
                       statements   of  the  Variable   Account  and  should  be
                       considered only as bearing on the ability of the  Company
                       to  meet its obligations under  the Policies. They should
                       not  be   considered  as   bearing  on   the   investment
                       performance of the assets held in the Variable Account.

                    [THIS PAGE IS LEFT BLANK INTENTIONALLY]

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Participants
Farm Bureau Life Insurance Company

We have audited the accompanying statement of net assets of Farm Bureau Life Variable Account (comprising, respectively, the Growth Common Stock, High Grade Bond, High Yield Bond, Managed, Money Market, and Blue Chip Subaccounts) as of December 31, 1994, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Farm Bureau Life Variable Account at December 31, 1994, and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                              [LOGO]
Des Moines, Iowa
February 28, 1995

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1994

ASSETS
Investments in FBL Variable Insurance Series Fund:
  Growth Common Stock Subaccount:
    Growth Common Stock Portfolio, 627,416 shares at net asset value of $10.39 per share
     (cost $7,055,261)                                                                      $ 6,518,854
  High Grade Bond Subaccount:
    High Grade Bond Portfolio, 99,731 shares at net asset value of $9.44 per share (cost
     $998,263)                                                                                  941,462
  High Yield Bond Subaccount:
    High Yield Bond Portfolio, 124,707 shares at net asset value of $9.32 per share (cost
     $1,243,062)                                                                              1,162,272
  Managed Subaccount:
    Managed Portfolio, 604,565 shares at net asset value of $9.93 per share (cost
     $6,779,114)                                                                              6,003,331
  Money Market Subaccount:
    Money Market Portfolio, 35,931 shares at net asset value of $1.00 per share (cost
     $35,931)                                                                                    35,931
  Blue Chip Subaccount:
    Blue Chip Portfolio, 156,303 shares at net asset value of $15.82 per share (cost
     $2,320,947)                                                                              2,472,708
                                                                                            -----------
Total investments (cost $18,432,578)                                                         17,134,558
LIABILITIES                                                                                          --
                                                                                            -----------
NET ASSETS (NOTE 6)                                                                         $17,134,558
                                                                                            -----------
                                                                                            -----------

                                                                                    UNITS          UNIT VALUE    EXTENDED VALUE
                                                                              -------------------------------------------------
Net assets are represented by:
  Growth Common Stock Subaccount                                                  421,816.587009  $   15.454238  $    6,518,854
  High Grade Bond Subaccount                                                       65,504.679819      14.372443         941,462
  High Yield Bond Subaccount                                                       71,351.034810      16.289483       1,162,272
  Managed Subaccount                                                              381,666.541270      15.729257       6,003,331
  Money Market Subaccount                                                           3,038.161756      11.826717          35,931
  Blue Chip Subaccount                                                            141,902.734939      17.425372       2,472,708
                                                                                                                 --------------
Total net assets                                                                                                 $   17,134,558
                                                                                                                 --------------
                                                                                                                 --------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                            STATEMENTS OF OPERATIONS

                                                                                                       GROWTH COMMON STOCK
                                                                          COMBINED                          SUBACCOUNT
                                                             ----------------------------------  --------------------------------
                                                                         YEAR ENDED                         YEAR ENDED
                                                                        DECEMBER 31                        DECEMBER 31
                                                                 1994        1993       1992        1994       1993       1992
                                                             --------------------------------------------------------------------
Investment income:
  Dividend income                                            $  1,037,561  $ 701,927  $ 105,934  $  366,515  $ 328,196  $  42,376
  Administrative charges (NOTE 2)                                (124,327)   (49,288)   (13,240)    (45,358)   (16,950)    (5,041)
                                                             --------------------------------------------------------------------
Net investment income                                             913,234    652,639     92,694     321,157    311,246     37,335
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment transactions           (15,607)    25,431      5,372      (7,916)     9,563      1,968
  Change in unrealized appreciation/depreciation of
    investments                                                (1,409,360)    54,089     43,199    (565,067)    10,505     11,521
                                                             --------------------------------------------------------------------
Net gain (loss) on investments                                 (1,424,967)    79,520     48,571    (572,983)    20,068     13,489
                                                             --------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                $   (511,733) $ 732,159  $ 141,265  $ (251,826) $ 331,314  $  50,824
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------

                                                                 HIGH GRADE BOND SUBACCOUNT         HIGH YIELD BOND SUBACCOUNT
                                                             ----------------------------------  --------------------------------
                                                                         YEAR ENDED                         YEAR ENDED
                                                                        DECEMBER 31                        DECEMBER 31
                                                                 1994        1993       1992        1994       1993       1992
                                                             --------------------------------------------------------------------
Investment income:
  Dividend income                                            $     62,855  $  35,199  $  13,724  $   97,005  $  47,811  $  15,698
  Administrative charges (NOTE 2)                                  (7,181)    (4,190)    (1,521)     (8,145)    (4,276)    (1,445)
                                                             --------------------------------------------------------------------
Net investment income                                              55,674     31,009     12,203      88,860     43,535     14,253
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss) from investment transactions            (2,084)       348        298      (1,504)     1,119        459
  Change in unrealized appreciation/depreciation of
    investments                                                   (60,346)       476      1,552    (101,553)    17,842      1,522
                                                             --------------------------------------------------------------------
Net gain (loss) on investments                                    (62,430)       824      1,850    (103,057)    18,961      1,981
                                                             --------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                $     (6,756) $  31,833  $  14,053  $  (14,197) $  62,496  $  16,234
                                                             --------------------------------------------------------------------
                                                             --------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                                     MANAGED SUBACCOUNT             MONEY MARKET SUBACCOUNT           BLUE CHIP SUBACCOUNT
                             --------------------------------  -------------------------------  -------------------------------
                                         YEAR ENDED                       YEAR ENDED                       YEAR ENDED
                                        DECEMBER 31                       DECEMBER 31                      DECEMBER 31
                                 1994       1993       1992       1994       1993       1992       1994       1993       1992
                              --------------------------------------------------------------------------------------------------
Investment income:
  Dividend income             $  469,045  $ 261,932  $  18,276  $   1,247  $     587  $     441  $  40,894  $  28,202  $  15,419
  Administrative charges
    (NOTE 2)                     (44,750)   (13,292)    (1,138)      (304)      (200)      (119)   (18,589)   (10,380)    (3,976)
                              --------------------------------------------------------------------------------------------------
Net investment income            424,295    248,640     17,138        943        387        322     22,305     17,822     11,443
Net realized and unrealized
  gain (loss) on investments:
  Net realized gain (loss)
    from investment
    transactions                 (14,100)     2,505        335         --         --         --      9,997     11,896      2,312
  Change in unrealized
    appreciation/depreciation
    of investments              (683,673)   (92,155)     1,349         --         --         --      1,279    117,421     27,255
                              --------------------------------------------------------------------------------------------------
Net gain (loss) on
  investments                   (697,773)   (89,650)     1,684         --         --         --     11,276    129,317     29,567
                              --------------------------------------------------------------------------------------------------

Net increase (decrease) in
  net assets resulting from
  operations                  $ (273,478) $ 158,990  $  18,822  $     943  $     387  $     322  $  33,581  $ 147,139  $  41,010
                              --------------------------------------------------------------------------------------------------
                              --------------------------------------------------------------------------------------------------

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        GROWTH
                                                                                                     COMMON STOCK
                                                                 COMBINED                             SUBACCOUNT
                                                   -------------------------------------  -----------------------------------
                                                                YEAR ENDED                            YEAR ENDED
                                                                DECEMBER 31                           DECEMBER 31
                                                       1994         1993         1992         1994         1993       1992
                                                   --------------------------------------------------------------------------
Operations:
  Net investment income                            $    913,234  $   652,639  $   92,694  $    321,157  $  311,246  $  37,335
  Net realized gain (loss) from investment
    transactions                                        (15,607)      25,431       5,372        (7,916)      9,563      1,968
  Change in unrealized appreciation/depreciation
    of investments                                   (1,409,360)      54,089      43,199      (565,067)     10,505     11,521
                                                   --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     (511,733)     732,159     141,265      (251,826)    331,314     50,824
Capital share transactions (NOTE 5):
  Transfers of net premiums                          12,057,583    7,719,468   2,376,133     4,884,501   2,618,609    764,674
  Transfers of death benefits                                --          233          --            --         175         --
  Transfers of surrenders                              (280,286)     (73,390)    (34,065)     (113,833)    (12,516)    (7,694)
  Transfers of policy loans                            (268,564)    (152,052)    (24,911)     (129,057)    (70,318)   (13,201)
  Transfers of cost of insurance and transfer
    charges                                          (2,988,193)  (1,314,969)   (458,651)   (1,123,660)   (406,386)  (154,522)
  Transfers between subaccounts                        (274,657)     (63,345)    (40,922)      (84,996)    (28,043)   (14,293)
                                                   --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from capital share transactions                    8,245,883    6,115,945   1,817,584     3,432,955   2,101,521    574,964
                                                   --------------------------------------------------------------------------
Total increase (decrease) in net assets               7,734,150    6,848,104   1,958,849     3,181,129   2,432,835    625,788
Net assets at beginning of year                       9,400,408    2,552,304     593,455     3,337,725     904,890    279,102
                                                   --------------------------------------------------------------------------
Net assets at end of year                          $ 17,134,558  $ 9,400,408  $2,552,304  $  6,518,854  $3,337,725  $ 904,890
                                                   --------------------------------------------------------------------------
                                                   --------------------------------------------------------------------------

                            HIGH GRADE BOND SUBACCOUNT        HIGH YIELD BOND SUBACCOUNT               MANAGED SUBACCOUNT
                         --------------------------------- ----------------------------------  ----------------------------------
                                    YEAR ENDED                          YEAR ENDED                         YEAR ENDED
                                    DECEMBER 31                         DECEMBER 31                        DECEMBER 31
                            1994       1993         1992        1994       1993        1992        1994        1993         1992
                         ---------------------------------------------------------------------------------------------------------
Operations:
  Net investment income  $  55,674    $ 31,009    $ 12,203  $   88,860   $  43,535   $ 14,253  $   424,295  $  248,640    $ 17,138
  Net realized gain
   (loss) from
   investment
   transactions             (2,084)        348         298      (1,504)      1,119        459      (14,100)      2,505         335
  Change in unrealized
   appreciation/
   depreciation of
   investments             (60,346)        476       1,552    (101,553)     17,842      1,522     (683,673)    (92,155)      1,349
                         ---------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from operations            (6,756)     31,833      14,053     (14,197)     62,496     16,234     (273,478)    158,990      18,822
Capital share
 transactions (NOTE 5):
  Transfers of net
   premiums                472,154     441,358     290,704     749,481     483,929    299,142    4,455,735   3,149,038     268,441
  Transfers of death
   benefits                     --          --          --          --          --         --           --          --          --
  Transfers of
   surrenders               (7,186)     (1,765)     (4,951)    (21,981)    (12,694)    (1,310)     (68,697)    (24,430)     (8,899)
  Transfers of policy
   loans                   (12,693)     (9,290)       (579)    (16,467)     (7,195)    (4,118)     (77,932)    (46,468)     (2,243)
  Transfers of cost
   of insurance and
   transfer charges       (139,626)    (98,580)    (49,194)   (191,048)   (126,734)   (57,581)  (1,125,916)   (410,183)    (37,823)
  Transfers between
   subaccounts             (15,124)     (4,090)     (1,076)    (25,938)     (6,264)   (10,676)     (92,453)     65,387       1,136
                         ---------------------------------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions              297,525     327,633     234,904     494,047     331,042    225,457    3,090,737   2,733,344     220,612
                         ---------------------------------------------------------------------------------------------------------
Total increase
 (decrease) in net
 assets                    290,769     359,466     248,957     479,850     393,538    241,691    2,817,259   2,892,334     239,434
Net assets at beginning
 of year                   650,693     291,227      42,270     682,422     288,884     47,193    3,186,072     293,738      54,304
                         ---------------------------------------------------------------------------------------------------------
Net assets at end of
 year                    $ 941,462    $650,693    $291,227  $1,162,272   $ 682,422   $288,884  $ 6,003,331  $3,186,072    $293,738
                         ---------------------------------------------------------------------------------------------------------
                         ---------------------------------------------------------------------------------------------------------






                       FARM BUREAU LIFE VARIABLE ACCOUNT
                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                           MONEY MARKET SUBACCOUNT                BLUE CHIP SUBACCOUNT
                                                     -----------------------------------  -------------------------------------
                                                                 YEAR ENDED                             YEAR ENDED
                                                                 DECEMBER 31                            DECEMBER 31
                                                       1994         1993         1992        1994          1993         1992
                                                     --------------------------------------------------------------------------
Operations:
  Net investment income                              $     943    $     387    $     322  $    22,305   $    17,822   $  11,443
  Net realized gain (loss) from investment
   transactions                                             --           --           --        9,997        11,896       2,312
  Change in unrealized appreciation/depreciation of
    investments                                             --           --           --        1,279       117,421      27,255
                                                     --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                         943          387          322       33,581       147,139      41,010
Capital share transactions (NOTE 5):
  Transfers of net premiums                             20,472       31,211        4,282    1,475,240       995,323     748,890
  Transfers of death benefits                               --           --           --           --            58          --
  Transfers of surrenders                                 (366)         (30)        (169)     (68,223)      (21,955)    (11,042)
  Transfers of policy loans                               (675)        (992)          (3)     (31,740)      (17,789)     (4,767)
  Transfers of cost of insurance and transfer
    charges                                             (7,693)      (5,087)      (4,278)    (400,250)     (267,999)   (155,253)
  Transfers between subaccounts                        (10,118)      (5,911)      (2,756)     (46,028)      (84,424)    (13,257)
                                                     --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from capital share transactions                       1,620       19,191       (2,924)     928,999       603,214     564,571
                                                     --------------------------------------------------------------------------
Total increase (decrease) in net assets                  2,563       19,578       (2,602)     962,580       750,353     605,581
Net assets at beginning of year                         33,368       13,790       16,392    1,510,128       759,775     154,194
                                                     --------------------------------------------------------------------------
Net assets at end of year                            $  35,931    $  33,368    $  13,790  $ 2,472,708   $ 1,510,128   $ 759,775
                                                     --------------------------------------------------------------------------
                                                     --------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1. SIGNIFICANT ACCOUNTING POLICIES
Farm Bureau Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940. The Account was established as a separate investment account within Farm Bureau Life Insurance Company (the Company) to fund flexible premium variable life insurance policies.

The Account has six separate subaccounts, each of which invests solely, as directed by contract owners, in a different portfolio of FBL Variable Insurance Series Fund (the Fund), an open-end, diversified management investment company sponsored by the Company. Contract owners also may direct investments to a guaranteed interest subaccount held in the general assets of the Company.

Investments in shares of the Fund are stated at market value, which is the closing net asset value per share as determined by the Fund. The average cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Dividends paid to the Account are automatically reinvested in shares of the Fund on the payable date.

2. EXPENSE CHARGES
The Account pays the Company certain amounts relating to the distribution and administration of the policies funded by the Account and as reimbursement for certain mortality and other risks assumed by the Company. The following summarizes those amounts.

PREMIUM EXPENSE CHARGE: Premiums paid by the contractholders are reduced by a 5% sales charge (used to compensate the Company for expenses incurred in connection with the distribution of the policies) and a 2% premium tax charge (used to compensate the Company for premium taxes imposed by various states and political subdivisions).

COST OF INSURANCE. The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current death benefit. Also, the cost of insurance includes a flat monthly administration charge of $3.00 and a first year monthly charge based on age and amount of insurance inforce. The aggregate cost of insurance can vary from month to month since the determination of both the insurance rate and the current death benefit depends on a number of variables as described in the Account's prospectus.

ADMINISTRATIVE CHARGE: The Company will deduct a daily mortality and expense risk charge from the Account at an effective annual rate of .90% of the average daily net assets value of the Account. These charges will be deducted by the Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

OTHER CHARGES: A transfer charge of $25 will be imposed for the second and each subsequent transfer between subaccounts in any one policy year. A surrender charge equal to the lesser of $25 or 2.0% of the amount surrendered will be imposed in the event of a partial or full contract surrender or lapse.

3. FEDERAL INCOME TAXES
The operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Account's net investment income and the net realized gain on investments. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by the Company in the future, a charge to the Account may be assessed.

                       FARM BUREAU LIFE VARIABLE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT TRANSACTIONS
The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount are as follows:

                                                                                 YEAR ENDED DECEMBER 31
                                                          --------------------------------------------------------------------
                                                                   1994                   1993                   1992
                                                          ----------------------  ---------------------  ---------------------
                                                           PURCHASES     SALES    PURCHASES     SALES    PURCHASES     SALES
                                                          --------------------------------------------------------------------
Growth Common Stock Subaccount                            $ 4,084,035  $ 329,923  $2,519,063  $ 106,296  $  654,957  $  42,658
High Grade Bond Subaccount                                    404,442     51,243     386,918     28,276     264,325     17,218
High Yield Bond Subaccount                                    657,604     74,697     409,428     34,851     265,091     25,381
Managed Subaccount                                          3,726,025    210,993   3,041,844     59,860     249,135     11,385
Money Market Subaccount                                        23,735     21,172      35,850     16,272      10,371     12,973
Blue Chip Subaccount                                        1,084,139    132,835     756,322    135,286     635,368     59,355
                                                          --------------------------------------------------------------------
Combined                                                  $ 9,979,980  $ 820,863  $7,149,425  $ 380,841  $2,079,247  $ 168,970
                                                          --------------------------------------------------------------------
                                                          --------------------------------------------------------------------

5. SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Transactions in units of each subaccount of the Account were as follows:

                                                                                                                 NET INCREASE
                                                                    UNITS SOLD           UNITS REDEEMED           (DECREASE)
                                                              ----------------------  --------------------  ----------------------
                                                                UNITS      AMOUNT       UNITS     AMOUNT      UNITS      AMOUNT
                                                              --------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
Growth Common Stock Subaccount                                  235,366  $ 3,717,521     18,098  $ 284,566    217,268  $ 3,432,955
High Grade Bond Subaccount                                       23,824      341,587      3,077     44,062     20,747      297,525
High Yield Bond Subaccount                                       34,294      560,599      4,040     66,552     30,254      494,047
Managed Subaccount                                              201,404    3,256,980     10,453    166,243    190,951    3,090,737
Money Market Subaccount                                           1,936       22,488      1,798     20,868        138        1,620
Blue Chip Subaccount                                             60,441    1,043,245      6,682    114,246     53,759      928,999
                                                              --------------------------------------------------------------------
COMBINED                                                        557,265  $ 8,942,420     44,148  $ 696,537    513,117  $ 8,245,883
                                                              --------------------------------------------------------------------
                                                              --------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1993
Growth Common Stock Subaccount                                  140,419  $ 2,190,868      5,817  $  89,347    134,602  $ 2,101,521
High Grade Bond Subaccount                                       24,876      351,718      1,713     24,085     23,163      327,633
High Yield Bond Subaccount                                       23,053      361,616      1,963     30,574     21,090      331,042
Managed Subaccount                                              172,147    2,779,910      2,823     46,566    169,324    2,733,344
Money Market Subaccount                                           3,084       35,264      1,404     16,073      1,680       19,191
Blue Chip Subaccount                                             45,544      728,120      7,688    124,906     37,856      603,214
                                                              --------------------------------------------------------------------
Combined                                                        409,123  $ 6,447,496     21,408  $ 331,551    387,715  $ 6,115,945
                                                              --------------------------------------------------------------------
                                                              --------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1992
Growth Common Stock Subaccount                                   49,125  $   612,580      2,794  $  37,616     46,331  $   574,964
High Grade Bond Subaccount                                       19,422      250,601      1,195     15,697     18,227      234,904
High Yield Bond Subaccount                                       18,049      249,393      1,717     23,936     16,332      225,457
Managed Subaccount                                               17,658      230,859        805     10,247     16,853      220,612
Money Market Subaccount                                             890        9,977      1,155     12,901       (265)      (2,924)
Blue Chip Subaccount                                             42,406      619,950      3,284     55,379     39,122      564,571
                                                              --------------------------------------------------------------------
Combined                                                        147,550  $ 1,973,360     10,950  $ 155,776    136,600  $ 1,817,584
                                                              --------------------------------------------------------------------
                                                              --------------------------------------------------------------------

6. NET ASSETS
The Account has an unlimited number of units of beneficial interest authorized with no par value. Net assets as of December 31, 1994 consisted of:

                                                GROWTH      HIGH GRADE    HIGH YIELD
                                             COMMON STOCK      BOND          BOND        MANAGED     MONEY MARKET    BLUE CHIP
                                 COMBINED     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                ------------------------------------------------------------------------------------------------
Paid-in capital                 $16,726,431   $6,365,878    $  899,079    $1,093,856    $6,094,815     $  33,728     $2,239,075
Accumulated undistributed net
 investment income                1,721,753      697,299       101,268       150,710       698,399         2,203         71,874
Accumulated undistributed net
 realized gain from investment
 transactions                       (15,606)      (7,916)       (2,084)       (1,504)      (14,100)           --          9,998
Net unrealized appreciation
 (depreciation) of investments   (1,298,020)    (536,407)      (56,801)      (80,790)     (775,783)           --        151,761
                                ------------------------------------------------------------------------------------------------
Net assets                      $17,134,558   $6,518,854    $  941,462    $1,162,272    $6,003,331     $  35,931     $2,472,708
                                ------------------------------------------------------------------------------------------------
                                ------------------------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Farm Bureau Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Farm Bureau Life Insurance Company as of December 31, 1994 and 1993, and the related statutory-basis statements of operations, changes in net worth, and cash flows for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to report on these financial statements based on our audits.

We conducted our audits of the accompanying statutory-basis financial statements in accordance with generally accepted auditing standards; however, as discussed in the following paragraph, we were not engaged to determine or audit the effects of variances between statutory accounting practices and generally accepted accounting principles. Generally accepted auditing standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion on the accompanying statutory-basis financial statements.

The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. When statutory-basis financial statements are presented for purposes other than for filing with a regulatory agency, generally accepted auditing standards require that an auditors' report on such statements indicate whether they are presented in conformity with generally accepted accounting principles. The accounting practices used by the Company vary from generally accepted accounting principles as explained in Note 1, and the Company has not determined the effects of these variances. Accordingly, we were not engaged to audit, and we did not audit the effects of these variances. Since the accompanying financial statements do not purport to be a presentation in conformity with generally accepted accounting principles, we are not in a position to express, and we do not express, an opinion on the financial statements referred to above as to fair presentation of financial position, results of operations, or cash flows in conformity with generally accepted accounting principles.

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Farm Bureau Life Insurance Company at December 31, 1994 and 1993 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1994, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa.

                                                              [LOGO]
Des Moines, Iowa
March 24, 1995

                       FARM BUREAU LIFE INSURANCE COMPANY
                       BALANCE SHEETS -- STATUTORY BASIS

                                                                                                        DECEMBER 31
                                                                                          ---------------------------------------
                                                                                                 1994                 1993
                                                                                          -------------------  ------------------
ADMITTED ASSETS (NOTES 2, 4 AND 11)
Bonds (NOTE 7):
  United States Government and agencies                                                   $       242,853,489  $      146,253,012
  State, municipal and other governments                                                           22,325,325           3,546,326
  Public utilities                                                                                 84,239,869          45,108,653
  Industrial and miscellaneous                                                                    908,841,302         482,341,967
  Subsidiaries and affiliates                                                                      12,502,405          18,088,230
                                                                                          -------------------  ------------------
                                                                                                1,270,762,390         695,338,188
Preferred stocks                                                                                   42,467,544          56,245,992
Common stocks:
  Unaffiliated companies (cost of $48,576,700 in 1994 and
    $39,238,226 in 1993)                                                                           43,607,467          48,253,036
  Affiliated companies (cost of $57,529,458 in 1994 and
    $51,248,246 in 1993)                                                                           57,749,559          86,317,308
Mortgage loans on real estate                                                                     238,268,920         140,006,810
Real estate                                                                                        30,580,222          31,898,943
Policy loans (NOTE 5)                                                                              87,952,253          75,501,476
Cash and short-term investments                                                                   109,951,383          20,907,251
Other invested assets                                                                              59,723,408          19,025,976
                                                                                          -------------------  ------------------
Cash and invested assets                                                                        1,941,063,146       1,173,494,980
Due from non-affiliated reinsurers (NOTE 6)                                                           759,066             340,192
Federal income taxes recoverable (NOTE 8)                                                           5,981,571           3,137,195
Premiums deferred and uncollected (NOTE 5)                                                          5,252,799          29,896,402
Investment income due and accrued                                                                  21,636,433          13,722,576
Receivable from affiliates and subsidiaries (NOTE 10)                                               1,029,965           6,070,976
Other assets                                                                                        8,505,297           2,454,236
Assets of separate accounts                                                                        28,042,877           9,400,408

                                                                                          -------------------  ------------------
Total admitted assets                                                                     $     2,012,271,154  $    1,238,516,965
                                                                                          -------------------  ------------------
                                                                                          -------------------  ------------------

                                                                                                        DECEMBER 31
                                                                                          ---------------------------------------
                                                                                                 1994                 1993
                                                                                          -------------------  ------------------
LIABILITIES AND NET WORTH
Liabilities:
  Policy reserves (NOTES 2, 5, 6 AND 9):
    Life and annuity                                                                      $     1,442,266,106  $      769,853,468
    Accident and health                                                                            25,006,822          23,508,214
    Supplementary contracts without life contingencies                                             95,207,917          81,213,334
    Policyholders' dividend accumulations                                                          61,916,596          57,092,168
                                                                                          -------------------  ------------------
                                                                                                1,624,397,441         931,667,184
  Policy and contract claims (NOTES 5 AND 6):
    Life                                                                                            4,908,885          18,919,803
    Accident and health                                                                               817,198           1,672,396
  Other policyholders' funds:
    Dividends payable to policyholders                                                             34,982,519          22,142,998
    Premium deposit funds and other                                                                 4,039,565           3,933,744
  Interest maintenance reserve                                                                     11,051,956           6,598,604
  Federal income taxes payable (NOTE 8)                                                               149,837                  --
  Borrowed money (NOTES 2, 4 AND 7)                                                                 6,387,510           7,316,090
  Reinsurance in unauthorized companies                                                                   527             193,815
  Liability for deferred compensation and other employee benefit plans (NOTES 5 AND 9)             41,095,008          20,609,323
  Other liabilities                                                                                23,279,796          17,378,248
  Asset valuation reserve                                                                          26,841,639          21,554,446
  Liabilities of separate accounts (NOTE 2)                                                        27,460,540           9,400,408
                                                                                          -------------------  ------------------
Total liabilities                                                                               1,805,412,421       1,061,387,059
Commitments and contingencies (NOTES 4, 8, 9 AND 11)
Net worth:
  First preferred stock, 7 1/2% cumulative, par value $50 per share -- authorized 6,000
    shares                                                                                                 --                  --
  Common stock, par value $50 per share -- authorized 25,000 shares,
    issued and outstanding 23,880.28 shares                                                         1,194,014           1,194,014
  Additional paid-in capital                                                                       25,616,038          13,002,806
  Special funds:
    Premium fluctuation reserve                                                                       410,080           1,516,542
    Other special funds                                                                             1,000,000           2,000,000
  Unassigned funds for the protection of policyholders                                            178,638,601         159,416,544
                                                                                          -------------------  ------------------
Total net worth                                                                                   206,858,733         177,129,906
                                                                                          -------------------  ------------------
Total liabilities and net worth                                                           $     2,012,271,154  $    1,238,516,965
                                                                                          -------------------  ------------------
                                                                                          -------------------  ------------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS

                                                                                           YEAR ENDED DECEMBER 31
                                                                            -----------------------------------------------------
                                                                                  1994               1993              1992
                                                                            -----------------  ----------------  ----------------
Revenues:
  Premiums and other considerations (NOTE 6):
    Life, annuity, and accident and health                                  $     121,842,553  $    119,901,879  $    114,318,423
    Supplementary contracts                                                         7,590,503        38,346,707        31,335,928
  Net investment income (NOTE 4)                                                   89,789,988        86,054,646        85,339,692
  Assets received pursuant to reinsurance assumption agreement (NOTE 3)           670,390,396                --                --
  Other income                                                                      3,511,797         3,800,639         3,649,110
                                                                            -----------------  ----------------  ----------------
                                                                                  893,125,237       248,103,871       234,643,153
Benefits and expenses:
  Benefits paid or provided for (NOTE 6):
    Death benefits                                                                 20,156,283        19,702,229        16,972,600
    Accident and health benefits                                                    4,705,896        18,588,866        23,064,580
    Annuity benefits                                                                8,587,680         5,809,220         7,576,495
    Surrender benefits                                                             17,168,533        15,857,328        16,710,028
    Payments on supplementary contracts                                             9,386,463        24,770,138        21,247,879
    Other benefits                                                                 12,918,167         5,357,136         5,123,444
    Increase in policy reserves, excluding amounts charged to surplus             691,674,490        67,548,722        64,309,592
                                                                            -----------------  ----------------  ----------------
                                                                                  764,597,512       157,633,639       155,004,618

  Commissions                                                                      14,157,575        13,974,140        12,439,328
  General expenses (NOTE 10)                                                       29,996,103        24,727,597        23,436,188
  Insurance taxes, licenses and fees                                                2,039,524         2,624,073         2,179,340
  Net transfers to separate accounts                                               19,172,178         6,066,656         1,801,674
  Other                                                                               473,079           402,532           366,487
                                                                            -----------------  ----------------  ----------------
                                                                                  830,435,971       205,428,637       195,227,635
                                                                            -----------------  ----------------  ----------------
Gain from operations before dividends to policyholders, federal income
  taxes, and net realized capital gains (losses)                                   62,689,266        42,675,234        39,415,518
Dividends to policyholders                                                         34,372,854        21,463,623        23,752,483
                                                                            -----------------  ----------------  ----------------
Net gain from operations before federal income taxes and net realized
  capital gains (losses)                                                           28,316,412        21,211,611        15,663,035
Federal income taxes (NOTE 8)                                                       7,713,099         5,627,796           579,382
                                                                            -----------------  ----------------  ----------------
Net gain from operations before net realized capital gains (losses)                20,603,313        15,583,815        15,083,653
Net realized capital gains (losses), less realized federal income tax expense (benefit) [1994 -- $(2,513,343); 1993 -- $4,024,976; 1992 --
  $3,445,838] and amounts transferred to interest maintenance reserve
  (1994 -- $1,204,898; 1993 -- $4,097,427; 1992 -- $3,360,546) (NOTE 4)           (31,616,031)        2,276,743         2,663,649
                                                                            -----------------  ----------------  ----------------
Net income (loss)                                                           $     (11,012,718) $     17,860,558  $     17,747,302
                                                                            -----------------  ----------------  ----------------
                                                                            -----------------  ----------------  ----------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
              STATEMENT OF CHANGES IN NET WORTH -- STATUTORY BASIS

                                                                                                  UNASSIGNED
                                                                ADDITIONAL                         FUNDS FOR
                                                  COMMON          PAID-IN         SPECIAL        PROTECTION OF          TOTAL
                                                  STOCK           CAPITAL          FUNDS         POLICYHOLDERS        NET WORTH
                                              --------------  ---------------  --------------  -----------------  -----------------
Balance at January 1, 1992                    $    1,104,840  $        17,820  $    2,884,897  $     150,067,672  $     154,075,229
    Net income for 1992                                   --               --              --         17,747,302         17,747,302
    Net unrealized capital losses (NOTE 11)               --               --              --        (19,546,196)       (19,546,196)
    Increase in non-admitted assets                       --               --              --           (721,847)          (721,847)
    Increase in unauthorized reinsurance                  --               --              --           (351,851)          (351,851)
    Decrease in asset valuation reserve over
      prior year mandatory securities
      valuation reserve                                   --               --              --         13,403,550         13,403,550
    Increase in reserve for contingent
      retirement benefits                                 --               --              --             (5,708)            (5,708)
    Change in premium fluctuation valuation
      reserve                                             --               --          91,472            (91,472)                --
                                              --------------  ---------------  --------------  -----------------  -----------------
Balance at December 31, 1992                       1,104,840           17,820       2,976,369        160,501,450        164,600,479
    Issuance of 1,783.48 shares of common
      stock in exchange for 99.5% of Rural
      Security Life Insurance Company                 89,174       12,984,986              --                 --         13,074,160
    Net income for 1993                                   --               --              --         17,860,558         17,860,558
    Net unrealized capital losses (NOTE 11)               --               --              --         (1,727,880)        (1,727,880)
    Increase in non-admitted assets                       --               --              --           (382,681)          (382,681)
    Decrease in unauthorized reinsurance                  --               --              --          1,030,129          1,030,129
    Increase in asset valuation reserve                   --               --              --        (15,905,829)       (15,905,829)
    Increase in reserve for contingent
      retirement benefits                                 --               --              --             (3,662)            (3,662)
    Change in premium fluctuation valuation
      reserve                                             --               --         540,173           (540,173)                --
    Prior period federal income tax
      adjustments (NOTE 8)                                --               --              --           (128,375)          (128,375)
    Prior period accident and health policy
      reserve adjustment (NOTE 5)                         --               --              --         (1,286,993)        (1,286,993)
                                              --------------  ---------------  --------------  -----------------  -----------------
Balance at December 31, 1993                       1,194,014       13,002,806       3,516,542        159,416,544        177,129,906
    Contribution of minority interests of
      subsidiaries from parent                            --       12,613,232              --                 --         12,613,232
    Net loss for 1994                                     --               --              --        (11,012,718)       (11,012,718)
    Net unrealized capital gains (NOTE 11)                --               --              --         31,996,857         31,996,857
    Decrease in non-admitted assets                       --               --              --          3,801,626          3,801,626
    Decrease in unauthorized reinsurance                  --               --              --            193,288            193,288
    Increase in asset valuation reserve                   --               --              --         (5,287,193)        (5,287,193)
    Increase in net assets of separate
      accounts                                            --               --              --            582,337            582,337
    Increase in reserve for contingent
      retirement benefits                                 --               --              --         (1,795,812)        (1,795,812)
    Change in premium fluctuation valuation
      reserve                                             --               --      (1,106,462)         1,106,462                 --
    Change in other special funds                         --               --      (1,000,000)         1,000,000                 --
    Prior period accident and health policy
      reserve adjustment (NOTE 5)                         --               --              --         (1,055,767)        (1,055,767)
    Other                                                 --               --              --           (307,023)          (307,023)
                                              --------------  ---------------  --------------  -----------------  -----------------
Balance at December 31, 1994                  $    1,194,014  $    25,616,038  $    1,410,080  $     178,638,601  $     206,858,733
                                              --------------  ---------------  --------------  -----------------  -----------------
                                              --------------  ---------------  --------------  -----------------  -----------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS

                                                                                        YEAR ENDED DECEMBER 31
                                                                       --------------------------------------------------------
                                                                               1994                1993              1992
                                                                       --------------------------------------------------------
SOURCES OF CASH
Premiums and other considerations                                      $        153,483,829  $    153,614,742  $    127,578,953
Allowances and reserve adjustments on reinsurance ceded                             177,231           787,107           659,347
Net investment income received                                                   82,769,897        88,367,973        85,270,015
Net assets received pursuant to reinsurance assumption agreement                670,390,396                --                --
Net decrease (increase) in policy loans                                         (12,450,777)          745,900            38,563
Other income received                                                            27,206,131         8,520,933         1,238,907
                                                                       --------------------------------------------------------
                                                                                921,576,707       252,036,655       214,785,785
Death and accident and health benefits paid                                     (27,300,089)      (39,441,124)      (41,315,105)
Surrender benefits paid                                                         (17,168,533)      (15,857,328)      (16,710,028)
Other benefits to policyholders and beneficiaries paid                          (36,839,499)      (28,544,683)      (19,382,768)
Commissions, general insurance expenses, and taxes paid                         (53,700,805)      (40,692,939)      (35,460,637)
Net transfers to separate accounts                                              (19,172,178)       (6,066,656)       (1,801,674)
Dividends to policyholders paid                                                 (21,533,333)      (23,721,405)      (25,593,015)
Federal income taxes paid                                                       (10,407,638)       (5,049,405)       (1,762,999)
                                                                       --------------------------------------------------------
Net cash from operations                                                        735,454,632        92,663,115        72,759,559
Proceeds from investments sold, matured, or repaid:
  Bonds                                                                         213,507,507       241,191,624       211,852,764
  Stocks                                                                         85,948,729        37,814,345        17,134,549
  Mortgage loans on real estate                                                   9,941,856        17,023,974         1,941,276
  Real estate, net of encumbrance                                                   637,479           189,627         9,956,077
  Other invested assets                                                          34,585,523        11,379,852           922,855
  Net gains (losses) on short-term investments                                       (5,878)            7,158        (1,323,031)
  Miscellaneous proceeds                                                         41,396,288         7,414,021                --
                                                                       --------------------------------------------------------
Total investment proceeds                                                       386,011,504       315,020,601       240,484,490
Tax benefit (expense) on capital gains and losses                                 2,513,343        (4,024,976)       (3,445,838)
                                                                       --------------------------------------------------------
Total cash from investments                                                     388,524,847       310,995,625       237,038,652
Issuance of common stock                                                                 --        13,074,160                --
Contribution of minority interests of subsidiaries from parent                   12,613,232                --                --
Proceeds (repayments) of borrowings, net                                           (928,580)          607,668         6,708,422
Other cash provided                                                              14,166,066           258,245           676,341
                                                                       --------------------------------------------------------
Total sources of cash                                                         1,149,830,197       417,598,813       317,182,974

APPLICATIONS OF CASH
Costs of investments acquired:
  Bonds                                                                        (781,191,406)     (232,606,199)     (227,155,504)
  Stocks                                                                        (82,514,940)      (90,959,969)      (26,013,545)
  Mortgage loans on real estate                                                (108,333,195)      (55,506,073)      (50,592,565)
  Real estate                                                                      (698,785)         (482,587)         (612,978)
  Other invested assets                                                         (82,274,158)      (12,554,066)      (12,087,061)
  Miscellaneous applications                                                             --        (9,893,371)       (1,874,866)
                                                                       --------------------------------------------------------
Total investments acquired                                                   (1,055,012,484)     (402,002,265)     (318,336,519)
Other cash applied                                                               (5,773,581)       (2,423,116)       (1,615,167)
                                                                       --------------------------------------------------------
Total applications of cash                                                   (1,060,786,065)     (404,425,381)     (319,951,686)
                                                                       --------------------------------------------------------
Net change in cash and short-term investments                                    89,044,132        13,173,432        (2,768,712)
Cash and short-term investments at beginning of year                             20,907,251         7,733,819        10,502,531
                                                                       --------------------------------------------------------
Cash and short-term investments at end of year                         $        109,951,383  $     20,907,251  $      7,733,819
                                                                       --------------------------------------------------------
                                                                       --------------------------------------------------------

SEE ACCOMPANYING NOTES.

                       FARM BUREAU LIFE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1994

1. SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

At December 31, 1994, Farm Bureau Life Insurance Company (the Company) was a wholly-owned subsidiary of Farm Bureau Multi-State Services, Inc. Effective January 1, 1994, Farm Bureau Multi-State Services, Inc. acquired 100% of the outstanding common stock of the Company in exchange for equivalent shares of its newly issued common stock. At December 31, 1993, the Company was owned by the Iowa Farm Bureau Federation (83.28%), Farm Bureau Mutual Insurance Company (9.25%), and Rural Mutual Insurance Company (7.47%) (see Note 3). The Company operates solely as a life and accident and health insurance company.

FINANCIAL STATEMENTS

The financial statements presented herein are prepared on the basis of statutory accounting principles for the Company only; as such, the accounts of the Company's wholly-owned subsidiaries FBL Financial Services, Inc., FBL Insurance Company (75% owned in 1993), FBL Ventures of South Dakota, Inc., RIK, Inc. (acquired through reinsurance assumption agreement from Rural Security Life Insurance Company in 1994, see Note 3), Rural Security Life Insurance Company (99.5% owned in 1993), Universal Assurors Life Insurance Company and Vantage Cable Associates, Inc. (which was sold during 1994 and was 85% directly owned by the Company and 15% owned by FBL Ventures of South Dakota, Inc. at December 31,
1993), are not consolidated with those of the Company. The carrying values of the Company's subsidiaries and The Anchor Group, Inc. (50% owned, and acquired in 1993) are as follows:

                                                          DECEMBER 31
                                                -------------------------------
                                                     1994             1993
                                                -------------------------------
The Anchor Group, Inc.                          $     1,500,000  $    3,392,002
FBL Financial Services, Inc.                         23,779,764      20,993,904
FBL Insurance Company (NOTE 3)                        5,721,140      31,870,174
FBL Ventures of South Dakota, Inc.                   16,845,774      13,789,984
RIK, Inc.                                                    --              --
Rural Security Life Insurance Company (NOTE 3)        6,394,082      12,790,002
Universal Assurors Life Insurance Company             3,508,799       3,481,242
Vantage Cable Associates, Inc.                               --              --
                                                -------------------------------
                                                $    57,749,559  $   86,317,308
                                                -------------------------------
                                                -------------------------------

The above carrying values include unamortized goodwill at December 31, 1994 of $281,728 and $400,000 (1993 -- $1,036,334 and $450,000) attributable to the excess of the purchase price over the underlying net asset value at the date of acquisition for The Anchor Group, Inc. and Universal Assurors Life Insurance Company, respectively. Goodwill is amortized over a period of ten years. Subsequent to December 31, 1994, the Company purchased the remaining 50% ownership in The Anchor Group, Inc. from Rural Mutual Insurance Company. The purchase price of the remaining shares of The Anchor Group, Inc. indicated that goodwill associated with The Anchor Group, Inc. may be impaired. As a result, the Company wrote-off goodwill of approximately $646,000 during the year ended December 31, 1994.

Total assets of these unconsolidated subsidiaries amounted to $57,493,912 at December 31, 1994 and $789,005,911 at December 31, 1993, and total revenues were $162,198,846 in 1994, $197,107,310 in 1993 and $112,585,000 in 1992. It is the
policy of the Company and its subsidiaries to designate distributions as either returns of capital or dividends (returns of accumulated earnings), at the time the distributions are made. During the years ended December 31, 1994 and 1993, the Company received net return of capital distributions of $6,331,212 (excluding amounts attributed to the Company's life insurance subsidiaries, see
Note 3) and $7,414,021, respectively, which were used to reduce the Company's basis in the subsidiaries. During the years ended December 31, 1994, 1993 and 1992, the Company received dividends of $2,035,393, $0 and $850,000, respectively, from these subsidiaries which were included in net investment income. The Company recognizes changes in the carrying value attributable to the Company's equity in earnings or share of losses, less distributions received, as direct charges to net worth through unrealized capital gains or losses.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
BASIS OF PRESENTATION

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), held-for-sale (carried at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding receivable or payable rather than shown as gross amounts on the balance sheet;
(f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability) changes to which are charged directly to net worth, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) agents' balances and certain other assets designated as "non-admitted assets" have been charged to net worth rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension income or expense is recognized in accordance with rules and regulations permitted by the Employee Retirement Income Security Act of 1974 rather than Statement of Financial Accounting Standards (SFAS) No. 87, "Employers' Accounting for Pensions"; (l) expenses for postretirement benefits are recognized on a pay-as-you-go (cash basis) method rather than in accordance with SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions"; (m) adjustments to federal income taxes of prior years are charged or credited to net worth rather than reported as a component of expense in the statement of operations; and (n) the financial statements of subsidiaries are not consolidated with those of the Company. The effects of these variances have not been determined by the Company.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be complete in 1996, will likely change, to some extent, statutory accounting practices. The codification may result in changes to the permitted or prescribed accounting practices that the Company uses to prepare its statutory-basis financial statements.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates prospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks of unaffiliated companies are carried at market. Subsidiaries (all majority owned) and 50% owned affiliates are recorded at the equity in net assets. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by Iowa Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1994 and 1993, the Company excluded investment income due and accrued of $3,635,497 and $2,366,802, respectively, with respect to such practices.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of twelve months or less to be cash equivalents.

POLICY RESERVES

The reserves for life, annuity and accident and health policies, all developed by actuarial methods, are established and maintained on the basis of published mortality and morbidity tables using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are equal to or greater than the minimum valuation required by law or guaranteed policy cash values.

RECOGNITION OF PREMIUM REVENUES AND COSTS

Premiums are recognized as revenues over the premium-paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

DIVIDENDS TO POLICYHOLDERS

Dividends payable to policyholders in the following year are charged to operations and are established by the Company's Board of Directors. At December 31, 1994, participating business written approximates 23.3% of the insurance in force.

SEPARATE ACCOUNTS

Assets and liabilities of separate accounts are disclosed in the aggregate in the balance sheets. The statements of operations include the premiums, benefits and other items arising from the operations of the separate accounts of the Company. The change in the net assets of the separate accounts, primarily related to statutory reserve adjustments on the Company's variable annuity product, are charged directly to net worth.

NET WORTH -- SPECIAL FUNDS

The Company maintains a premium fluctuation reserve for group term, group health and group long-term disability contracts. Allocations are calculated based on current year premiums and related loss ratios.

Other special funds represent an allocation of net worth in anticipation of adverse developments attributed to Acquired Immune Deficiency Syndrome (AIDS).

DIVIDEND RESTRICTIONS

Prior approval of insurance regulatory authorities is required for payment of dividends to the Company's stockholders which exceed an annual limitation. During 1995, the Company could pay dividends to its stockholders of approximately $20,566,000 without prior approval of statutory authorities.

POST-RETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFITS

The Company recognized costs related to health, life insurance or similar benefits to retired employees on a pay-as-you-go (cash basis) method.

EMERGING ACCOUNTING ISSUE

In March 1993, the NAIC approved a final standard whereby insurance companies would be required to adopt a modified version of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Benefits Other Than Pensions", issued by the Financial Accounting Standards Board in December 1990. This standard will require the Company to account for these benefits on an accrual method rather than the present pay-as-you-go (cash basis) method. As the Company's postretirement benefit plans include fewer than 500 plan participants in the aggregate, the Company has elected to delay adoption of this new standard until January 1, 1995. At December 31, 1994 and 1993, the unfunded postretirement benefit obligation for the affiliated group was approximately $745,000 and $673,000, respectively. The discount rate used to determine the accumulated postretirement benefit obligation was 8.0% at December 31, 1994 and 1993.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS
Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.

BONDS AND PREFERRED STOCKS: Fair values for bonds and preferred stocks are determined utilizing values set forth by the Securities Valuation Office of the NAIC, when available. When such values are not available from the NAIC, the Company has attempted to obtain values from independent pricing services or, in the case of private placements, from broker-dealers familiar with the markets of the issuers. In certain situations where the Company has not been able to secure market values, amortized cost has been utilized (see Note 4).

COMMON STOCKS OF UNAFFILIATED COMPANIES: Market values, as presented herein, were determined using the procedures set forth by the Securities Valuation Office of the NAIC. Such procedures generally recognize an established market value for publicly traded securities and utilize a matrix pricing system and independent broker quotes for non-publicly traded securities.

MORTGAGE  LOANS  ON  REAL ESTATE:    Fair  values are  estimated  by discounting
expected cash flows, using interest rates currently being offered for similar loans.

POLICY LOANS: The Company has not determined the fair values associated with its policy loans. Policy loans with a carrying value of $23,534,487 and $22,201,669 at December 31, 1994 and 1993, respectively, provide for variable interest rates. Generally, policy loans with such provisions will not be adjusted for fair value purposes. Management believes any differences between the Company's carrying value and the fair values of its other policy loans are immaterial to the Company's financial position and, accordingly, the cost to provide such disclosure is not worth the benefit to be derived. Information with respect to the characteristics of the portfolio is provided elsewhere.

CASH  AND  SHORT-TERM  INVESTMENTS:    The  carrying  amounts  reported  in  the
statutory-basis balance sheet for these instruments approximate their fair values.

ASSETS AND  LIABILITIES  OF SEPARATE  ACCOUNTS:   Separate  account  assets  and
liabilities   are   reported  at   estimated   fair  value   in   the  Company's
statutory-basis balance sheet.

POLICY RESERVES: Fair values of the Company's liabilities under contracts not involving significant mortality or morbidity risks (principally deferred annuities and supplementary contracts), are stated at the cost the Company would incur to extinguish the liability, i.e., the cash surrender value. As the Company's products do not assess surrender charges, this value is generally equal to the corresponding policy reserve. The Company is not required to estimate the fair value of its liabilities under other contracts.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)
BORROWED MONEY AND ENCUMBRANCES: The carrying amount of the Company's borrowed money and encumbrances approximate their fair value.

DEPOSIT ADMINISTRATION FUNDS: The Company administers the funded portion of certain employee benefit plans of its affiliates through deposit administration funds. The fair value of the deposit administration funds attributed to the Agent's Career Incentive Plan are stated at amounts which are estimated to be currently vested, based on service and production criteria. Other funds are stated at carrying value.

OFF-BALANCE SHEET INSTRUMENTS: The Company has entered into lines of credit, both as a lender and borrower, and a letter of credit. The Company has not attempted to place fair values on these obligations as management believes losses have already been accrued to the extent that they eventually are expected to be realized.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:

                                                                                   DECEMBER 31
                                                   ----------------------------------------------------------------------------
                                                                     1994                                   1993
                                                   ----------------------------------------  ----------------------------------
                                                        CARRYING               FAIR              CARRYING            FAIR
                                                          VALUE                VALUE              VALUE             VALUE
                                                   ----------------------------------------------------------------------------
ADMITTED ASSETS
Bonds (NOTE 4)                                     $     1,270,762,390  $     1,258,238,406  $    695,338,188  $    736,445,315
Preferred stocks (NOTE 4)                                   42,467,544           43,347,085        56,245,992        58,460,744
Common stocks of unaffiliated companies                     43,607,467           43,607,467        48,253,036        48,253,036
Mortgage loans on real estate                              238,268,920          238,531,016       140,006,810       144,781,000
Policy loans (NOTE 5)                                       87,952,253           87,952,253        75,501,476        75,501,476
Cash and short-term investments                            109,951,383          109,923,200        20,907,251        20,907,251
Assets of separate accounts                                 28,042,877           28,042,877         9,400,408         9,400,408

LIABILITIES
Life and annuity policy reserves (NOTE 5)                  783,579,428          777,303,407       263,125,752       263,125,752
Borrowed money (NOTE 7)                                      6,387,510            6,387,510         7,316,090         7,316,090
Deposit administration funds                                28,278,158           25,466,304        12,372,964         9,858,641
Liabilities of separate accounts                            27,460,540           27,460,540         9,400,408         9,400,408

3. REORGANIZATION AND REINSURANCE ASSUMPTION AGREEMENT
On February 26, 1993, the Company entered into a stock exchange agreement with Rural Mutual Insurance Company. Under the terms of the agreement, the Company acquired 99.5% of the issued and outstanding common stock of Rural Security Life Insurance Company in exchange for newly issued common stock of the Company (approximately 7.47% of the total amount outstanding after the exchange). The exchange rate used in the transaction was determined using statutory-basis book values. In addition to the stock exchanged, Rural Mutual Insurance Company issued for cash a $7,500,000 contribution note payable to the Company of which $5,000,000 was repaid in 1993 and $2,500,000 was repaid during 1994.

In January, 1994, the Boards of Directors of the Company and Western Farm Bureau Life Insurance Company approved a plan of merger between the Company and Western Farm Bureau Life Insurance Company, the latter domiciled in the state of Colorado. Pursuant to the plan of merger, effective January 1, 1994, the ownership and operations of the Company and Western Farm Bureau Life Insurance Company are facilitated through Farm Bureau Multi-State Services, Inc., a holding company which was incorporated in the State of Iowa on October 13, 1993. Under the merger, 100% of the common stock of the Company and Western Farm Bureau Life Insurance Company were exchanged for stock in the holding company. In addition, the minority interests of FBL Insurance Company and Rural Security Life Insurance Company were exchanged for equivalent value in the holding company.

On December 31, 1994, Farm Bureau Multi-State Services, Inc. contributed the minority interest of Rural Security Life Insurance Company to the Company and cancelled its minority interest of FBL Insurance Company making Rural Security Life Insurance Company and FBL Insurance Company wholly-owned subsidiaries of the Company.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. REORGANIZATION AND REINSURANCE ASSUMPTION AGREEMENT (CONTINUED)
Effective December 31, 1994, substantially all of the liabilities of FBL Insurance Company and Rural Security Life Insurance Company were transferred to the Company pursuant to an assumption reinsurance agreement. Concurrently, the remaining net assets of FBL Insurance Company and Rural Security Life Insurance Company, exclusive of amounts needed to maintain sufficient capital and surplus levels to meet regulatory requirements, were transferred to the Company as return of capital distributions which were used to reduce the Company's basis in these subsidiaries. The Company recorded the assets and liabilities received pursuant to these arrangements at the statutory carrying values of FBL Insurance Company and Rural Security Life Insurance Company. The transactions were done in a tax-free manner. The Company recognized additional income aggregating approximately $12,372,000 during the year ended December 31, 1994 as a result of the reinsurance assumption agreement. The transactions had no impact on net worth at December 31, 1994.

The financial statements presented herein include the assets and liabilities received in accordance with the reinsurance assumption agreement and distribution; however, the results of operations related to the business acquired, for periods prior to December 31, 1994, are not included in the statement of operations of the Company.

A reconciliation of financial information for the Company, FBL Insurance Company and Rural Security Life Insurance Company prior to and after these transactions is as follows:

                                                                          ASSETS             LIABILITIES          NET WORTH
                                                                    -----------------------------------------------------------
Prior to transactions discussed above:
  The Company                                                       $     1,336,874,608  $     1,148,852,942  $     188,021,666
  FBL Insurance Company                                                     566,883,032          516,744,066         50,138,966
  Rural Security Life Insurance Company                                     201,686,792          185,800,840         15,885,952
Capital contribution from parent of minority
  interests in subsidiaries                                                  12,613,232                   --         12,613,232
Amounts retained to meet statutory requirements:
  FBL Insurance Company                                                      (5,721,140)                  --         (5,721,140)
  Rural Security Life Insurance Company                                      (6,394,082)                  --         (6,394,082)
Reflect adjustments to combined entity:
  Return of capital distributions of subsidiaries                           (53,909,696)                  --        (53,909,696)
  Asset valuation reserve                                                            --           (6,223,835)         6,223,835
  Eliminate intercompany accounts                                           (39,761,592)         (39,761,592)                --
                                                                    -----------------------------------------------------------
As presented herein                                                 $     2,012,271,154  $     1,805,412,421  $     206,858,733
                                                                    -----------------------------------------------------------
                                                                    -----------------------------------------------------------

Summarized combined revenues, net gain from operations before net realized capital gains and losses, and net income (loss) of the Company, FBL Insurance Company and Rural Security Life Insurance Company, excluding the impact of the reinsurance agreements, for each of the three years in the period ended December 31, 1994 are as follows:

                                                                                          YEAR ENDED DECEMBER 31
                                                                           -----------------------------------------------------
                                                                                 1994               1993              1992
                                                                           -----------------------------------------------------
Revenues                                                                   $     373,660,000  $    433,394,000  $    411,325,000
Net gain from operations before net realized
  capital gains and losses                                                        20,532,000        16,603,000        25,141,000
Net income (loss)                                                                (13,917,000)       27,305,000        27,303,000

Effective January 1, 1994, the Company and Rural Security Life Insurance Company transferred all of their group accident and health insurance to other carriers. Although there was some run-off of the group accident and health line during 1994, the Company effectively removed itself from the group accident and health insurance business as of December 31, 1993. The Company is not writing any new individual medical policies. The Company continues to write individual disability income policies which are classified as accident and health herein. Combined accident and health premiums of the Company and Rural Security Life Insurance Company approximated $2,444,000, $52,829,000 and $51,827,000 for the years ended December 31, 1994, 1993 and 1992, respectively.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT OPERATIONS
Components of net investment income are as follows:

                                                                                        YEAR ENDED DECEMBER 31
                                                                            -----------------------------------------------
                                                                                 1994             1993            1992
                                                                            -----------------------------------------------
Bonds                                                                       $    64,108,269  $   64,815,890  $   65,947,443
Preferred stocks                                                                  3,768,664       2,347,924         195,278
Common stocks of unaffiliated companies                                           1,323,926       1,928,704       2,299,614
Common stocks of affiliated companies                                             2,035,393              --         850,000
Mortgage loans on real estate                                                    12,750,792      11,037,670       7,184,444
Real estate                                                                       5,642,012       5,643,021       5,454,352
Policy loans                                                                      4,675,488       4,827,165       4,891,277
Short-term investments                                                            1,072,798         522,772         570,076
Other invested assets                                                               823,758       1,000,473       4,135,663
Amortization of interest maintenance reserve                                        993,386         642,586         216,783
Other                                                                               425,914         713,500         694,532
                                                                            -----------------------------------------------
                                                                                 97,620,400      93,479,705      92,439,462

Less investment expenses                                                         (7,830,412)     (7,425,059)     (7,099,770)
                                                                            -----------------------------------------------
Net investment income                                                       $    89,789,988  $   86,054,646  $   85,339,692
                                                                            -----------------------------------------------
                                                                            -----------------------------------------------

At December 31, 1994 and 1993, the carrying value and estimated market value of the Company's bonds, preferred stocks and short-term investments, which comprise its portfolio of debt securities, are as follows:

                                                                             GROSS            GROSS             ESTIMATED
                                                        CARRYING          UNREALIZED        UNREALIZED           MARKET
                                                          VALUE              GAINS            LOSSES              VALUE
                                                   ---------------------------------------------------------------------------
DECEMBER 31, 1994
Bonds:
  United States Government and agencies:
    Mortgage-backed securities                     $       220,531,193  $     2,642,293  $     (2,697,529) $       220,475,957
    Other                                                   22,322,296          196,597          (229,986)          22,288,907
  State, municipal and other governments                    22,325,325          284,830          (612,143)          21,998,012
  Public utilities                                          84,239,869        1,219,714        (2,899,816)          82,559,767
  Industrial and miscellaneous:
    Mortgage-backed securities                             323,180,565           30,000        (5,760,175)         317,450,390
    Other                                                  585,660,737       12,767,937       (17,465,706)         580,962,968
  Subsidiaries and affiliates                               12,502,405               --                --           12,502,405
                                                   ---------------------------------------------------------------------------
                                                         1,270,762,390       17,141,371       (29,665,355)       1,258,238,406
Preferred stocks:
  In good standing                                          24,135,752          243,330        (1,620,532)          22,758,550
  Not in good standing                                      18,331,792        2,257,058              (315)          20,588,535
                                                   ---------------------------------------------------------------------------
                                                            42,467,544        2,500,388        (1,620,847)          43,347,085
Short-term investments                                     106,269,102               --           (28,183)         106,240,919
                                                   ---------------------------------------------------------------------------
                                                   $     1,419,499,036  $    19,641,759  $    (31,314,385) $     1,407,826,410
                                                   ---------------------------------------------------------------------------
                                                   ---------------------------------------------------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INVESTMENT OPERATIONS (CONTINUED)

                                                                                GROSS            GROSS           ESTIMATED
                                                             CARRYING         UNREALIZED      UNREALIZED           MARKET
                                                              VALUE             GAINS           LOSSES             VALUE
                                                        -----------------------------------------------------------------------
DECEMBER 31, 1993
Bonds:
  United States Government and agencies:
    Mortgage-backed securities                          $      133,165,111  $    6,582,910  $            --  $      139,748,021
    Other                                                       13,087,901       1,041,111               --          14,129,012
  State, municipal and other governments                         3,546,326          11,343               --           3,557,669
  Public utilities                                              45,108,653       3,287,607               --          48,396,260
  Industrial and miscellaneous:
    Mortgage-backed securities                                  91,359,813       1,839,522          (63,705)         93,135,630
    Other                                                      390,982,154      29,132,465         (724,126)        419,390,493
  Subsidiaries and affiliates                                   18,088,230              --               --          18,088,230
                                                        -----------------------------------------------------------------------
                                                               695,338,188      41,894,958         (787,831)        736,445,315
Preferred stocks:
  In good standing                                              42,552,506       2,728,633         (613,880)         44,667,259
  Not in good standing                                          13,693,486          99,999               --          13,793,485
                                                        -----------------------------------------------------------------------
                                                                56,245,992       2,828,632         (613,880)         58,460,744
Short-term investments                                          19,686,907              --               --          19,686,907
                                                        -----------------------------------------------------------------------
                                                        $      771,271,087  $   44,723,590  $    (1,401,711) $      814,592,966
                                                        -----------------------------------------------------------------------
                                                        -----------------------------------------------------------------------

Procedures utilized by the Company assign amortized cost as the market value when values are not available from the NAIC or other outside sources. Amortized cost was used as a basis for establishing market value for securities with an aggregate value of $522,322,461 and $271,056,981 at December 31, 1994 and 1993,
respectively.

The carrying value and estimated market value of the Company's portfolio of debt securities at December 31, 1994, by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                            CARRYING             ESTIMATED
                                                                                              VALUE            MARKET VALUE
                                                                                       ----------------------------------------
Due in one year or less                                                                $       108,364,611  $       108,336,078
Due after one year through five years                                                          104,572,654          104,284,585
Due after five years through ten years                                                         237,008,815          232,857,399
Due after ten years                                                                            383,373,654          381,074,916
                                                                                       ----------------------------------------
                                                                                               833,319,734          826,552,978
Mortgage-backed securities                                                                     543,711,758          537,926,347
Preferred stocks                                                                                42,467,544           43,347,085
                                                                                       ----------------------------------------
                                                                                       $     1,419,499,036  $     1,407,826,410
                                                                                       ----------------------------------------
                                                                                       ----------------------------------------

Proceeds from sales of investments (excluding maturity proceeds) in debt securities were $137,967,497, $84,034,656 and $79,358,303 for the years ended
December 31, 1994, 1993 and 1992, respectively. Gross gains of $9,351,358, $6,102,798 and $4,468,548 and gross losses of $12,121,316, $911,393 and $320,270 for 1994, 1993 and 1992, respectively, were realized on those sales.

At December 31, 1994, unrealized depreciation of common stock of unaffiliated companies of $4,969,233 is comprised of gross unrealized appreciation of $1,594,535 and gross unrealized depreciation of $6,563,768 on the individual securities.

The carrying value of investments which have been non-income producing for the twelve months preceding December 31, 1994, include bonds -- $1,040,000, and mortgage loans on real estate -- $1,250,000.

                       Farm Bureau Life Insurance Company
                   Notes to Financial Statements (continued)

4. INVESTMENT OPERATIONS (CONTINUED)
At December 31, 1994, affidavits of deposits covering bonds with a carrying value of $1,215,099,123 (1993 -- $562,489,811), common stocks with a market value of $18,463,433 (1993 -- $2,929,590), mortgage loans with an unpaid balance of $254,483,016 (1993 -- $139,775,322), real estate with a book value of
$26,930,583 (1993 -- $27,886,566) and policy loans with an unpaid balance of $83,245,976 (1993 -- $75,501,476) were on deposit with state agencies to meet regulatory requirements. In addition, the Company has pledged bonds with a carrying value of $12,292,142 (1993 -- $11,283,294) as collateral against its line of credit with the Federal Home Loan Bank (see Note 7) and in connection with a financing obligation of one of its affiliates. Further, the Company has pledged bonds with a carrying value of $6,313,048 as collateral against the guarantee of a loan agreement with a bank arising from the sale of a real estate property by Rural Security Life Insurance Company to an unrelated party (see
Note 11).

A summary of real estate held is as follows:

                                                                                      DECEMBER 31
                                                                           ---------------------------------
                                                                                 1994             1993
                                                                           ---------------------------------
Home office and claims center                                              $     38,009,951  $    37,893,572
Investment real estate                                                            4,217,154        4,206,896
                                                                           ---------------------------------
                                                                                 42,227,105       42,100,468
Less allowances for depreciation                                                (11,646,883)     (10,201,525)
                                                                           ---------------------------------
                                                                           $     30,580,222  $    31,898,943
                                                                           ---------------------------------
                                                                           ---------------------------------

Investment policies set forth by regulatory authorities related to the Company's investments require diversification by company and industry and set limits on the amount which can be invested in an individual issuer. Investments in bonds included investments in United States Government and agencies (19% in 1994, 21% in 1993) and industrial and miscellaneous (72% in 1994, 69% in 1993). Mortgage loans on real estate have been analyzed by geographic locations. States in which at least 20% of the Company's mortgage loan portfolio is invested during the years presented include California (22% in 1994, 25% in 1993). Mortgage loans on real estate have also been analyzed during the years presented by collateral types with retail facilities (32% in 1994 and 1993), office buildings (38% in 1994, 32% in 1993) and apartment buildings (12% in 1994, 25% in 1993)
representing the largest holdings. Preferred stocks, common stocks, real estate and investments accounted for by the equity method are not individually significant to the Company's overall investment portfolio.

Other than investments in certain subsidiaries (see Note 1), no investment in any person or its affiliates (other than bonds issued by agencies of the United States Government) exceeded ten percent of net worth at December 31, 1994.

During the year ended December 31, 1994, the Company purchased common stock from FBL Financial Services, Inc. for $2,897,258. In addition, during the year ended December 31, 1994, the Company purchased Title I home improvement loans from Rural Mutual Insurance Company for $13,956,152.

At December 31, 1994, Remodeler's Acceptance Corporation (30% owned by The Anchor Group, Inc.) had an unsecured $1,350,000 short-term 13% promissory note to the Company that was scheduled to mature on April 15, 1995. During March 1995, this obligation was converted to a senior subordinated note due March 31, 2000, bearing interest at a rate of 12%. The Company also received certain warrants to purchase common stock of Remodeler's Acceptance Corporation in conjunction with the conversion.

RIK, Inc. and certain investments accounted for by the equity method currently have mortgage loans outstanding with the Company. Generally, these loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. At December 31, 1994 and 1993, amounts aggregating $30,897,047 and $21,936,736, respectively, were outstanding under these arrangements and, generally, have been reported herein as mortgage loans on real estate.

At December 31, 1994, the Company had committed to provide additional funding for mortgage loans aggregating $9,080,000. These commitments arose in the normal course of business at terms which are comparable to similar investments.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. POLICY AND CONTRACT ATTRIBUTES
A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The carrying value and related cash surrender value (which the Company has established as fair value) on these products by withdrawal characteristics, are summarized as follows:

                                                                             DECEMBER 31
                                               ------------------------------------------------------------------------
                                                               1994                                 1993
                                               ------------------------------------  ----------------------------------
                                                   CARRYING           ESTIMATED          CARRYING         ESTIMATED
                                                     VALUE           FAIR VALUE           VALUE           FAIR VALUE
                                               ------------------------------------------------------------------------
Annuity reserves and deposit fund
 liabilities:
  Subject to discretionary withdrawal at book
    value less surrender charge of 5% or more  $     134,637,144  $     128,361,123  $             --  $             --
  Subject to discretionary withdrawal at book
    value without adjustment (no charge or
    adjustment)                                      564,807,647        564,807,647       190,479,132       190,479,132
  Not subject to discretionary withdrawal
    provision                                         84,134,637         84,134,637        72,646,620        72,646,620
                                               ------------------------------------------------------------------------
Total annuity reserves and deposit fund
 liabilities                                   $     783,579,428  $     777,303,407  $    263,125,752  $    263,125,752
                                               ------------------------------------------------------------------------
                                               ------------------------------------------------------------------------

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. Additionally, the Company established a receivable for amounts due under supplementary contracts (for reinsurance agreements) and accident and health policies which are unpaid at the end of the period. At December 31, 1994 and 1993, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

                                                                   GROSS         LOADING           NET
                                                              ----------------------------------------------
DECEMBER 31, 1994
Life and annuity:
  Ordinary direct first-year                                  $       566,774  $    203,407  $       363,367
  Ordinary direct renewal                                           5,766,525       589,878        5,176,647
  Reinsurance ceded                                                   (86,622)           --          (86,622)
                                                              ----------------------------------------------
Total life and annuity                                              6,246,677       793,285        5,453,392
Accident and health:
  Direct                                                              206,640            --          206,640
  Reinsurance ceded                                                  (407,233)           --         (407,233)
                                                              ----------------------------------------------
Total accident and health                                            (200,593)           --         (200,593)
                                                              ----------------------------------------------
                                                              $     6,046,084  $    793,285  $     5,252,799
                                                              ----------------------------------------------
                                                              ----------------------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                                       GROSS      LOADING       NET
                                                    -----------------------------------
DECEMBER 31, 1993
Life and annuity:
  Ordinary direct first-year                        $   354,301  $ 117,170  $   237,131
  Ordinary direct renewal                             4,527,183    519,728    4,007,455
  Reinsurance ceded                                     (27,393)        --      (27,393)
  Reinsurance assumed from FBL Insurance Company
    (see Note 6)                                     26,272,329         --   26,272,329
                                                    -----------------------------------
Total life and annuity                               31,126,420    636,898   30,489,522
Accident and health:
  Direct                                                343,738         --      343,738
  Reinsurance ceded                                    (936,858)        --     (936,858)
                                                    -----------------------------------
Total accident and health                              (593,120)        --     (593,120)
                                                    -----------------------------------
                                                    $30,533,300  $ 636,898  $29,896,402
                                                    -----------------------------------
                                                    -----------------------------------

The Company has insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law of the State of Iowa. In-force amounts were $450,220,000 and $509,303,000 at December 31, 1994 and 1993, respectively. Deficiency reserves included in policy reserves to cover the above insurance totaled $5,169,373 and $5,064,000 at December 31, 1994 and 1993, respectively.

During their regular examination of the financial statements at December 31, 1992, the Insurance Division, Department of Commerce, of the State of Iowa recommended certain changes to the way in which the Company computes its accident and health policy reserves. The impact of those changes at December 31, 1992 of $1,286,993 has been charged directly to net worth during the year ended December 31, 1993. During the year ended December 31, 1994 the company charged $1,055,767 net worth to reflect additional refinements in the determination of disability income reserves.

Unpaid claims include amounts for losses and related adjustment expense and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors. The activity in the liability for unpaid claims and related adjustment expense, net of reinsurance, is summarized as follows:

                                   UNPAID CLAIMS
                                     LIABILITY                                          SURPLUS       UNPAID CLAIMS
                                   BEGINNING OF                                      ADJUSTMENT TO      LIABILITY
                                       YEAR        CLAIMS INCURRED    CLAIMS PAID    CLAIMS RESERVE    END OF YEAR
                                  ----------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
1994                              $            --  $     2,841,214  $     1,702,916  $           --  $     1,138,298
1993 and prior                         10,140,121        2,018,422        3,858,178       1,055,767        9,356,132
                                  ----------------------------------------------------------------------------------
                                       10,140,121  $     4,859,636  $     5,561,094  $    1,055,767       10,494,430
                                                   ------------------------------------------------
                                                   ------------------------------------------------
Active life reserve                    15,040,489                                                         15,329,590
                                  ---------------                                                    ---------------
Total accident and health
 reserves                         $    25,180,610                                                    $    25,824,020
                                  ---------------                                                    ---------------
                                  ---------------                                                    ---------------

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                   UNPAID CLAIMS
                                     LIABILITY                                          SURPLUS       UNPAID CLAIMS
                                   BEGINNING OF                                      ADJUSTMENT TO      LIABILITY
                                       YEAR        CLAIMS INCURRED    CLAIMS PAID    CLAIMS RESERVE    END OF YEAR
                                  ----------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1993
1993                              $            --  $    18,514,539  $    14,214,290  $           --  $     4,300,249
1992 and prior                          8,487,919          195,070        4,130,110       1,286,993        5,839,872
                                  ----------------------------------------------------------------------------------
                                        8,487,919  $    18,709,609  $    18,344,400  $    1,286,993       10,140,121
                                                   ------------------------------------------------
                                                   ------------------------------------------------
Active life reserve                    14,607,822                                                         15,040,489
                                  ---------------                                                    ---------------
Total accident and health
 reserves                         $    23,095,741                                                    $    25,180,610
                                  ---------------                                                    ---------------
                                  ---------------                                                    ---------------
YEAR ENDED DECEMBER 31, 1992
1992                              $            --  $    21,685,038  $    18,710,999  $           --  $     2,974,039
1991 and prior                          7,971,919        2,461,766        4,919,805              --        5,513,880
                                  ----------------------------------------------------------------------------------
                                        7,971,919  $    24,146,804  $    23,630,804  $           --        8,487,919
                                                   ------------------------------------------------
                                                   ------------------------------------------------
Active life reserve                    14,052,578                                                         14,607,822
                                  ---------------                                                    ---------------
Total accident and health
 reserves                         $    22,024,497                                                    $    23,095,741
                                  ---------------                                                    ---------------
                                  ---------------                                                    ---------------

The Company's unpaid claims reserve was increased by $2,018,422, $195,070, and $2,461,766 for the years ended December 31, 1994, 1993 and 1992, respectively, for claims that occurred prior to those balance sheet dates. A substantial portion of these claims are related to the disability income block of business. The establishment of disability income reserves is dependent upon factors that attempt to project future payments based upon experience to date. These factors tend to increase as the length of disability increases. Accordingly, deficiencies noted above resulted primarily from continuance experience less favorable than assumed in the reserve basis.

Many of the Company's insurance contracts contain provisions which allow the policyholders to borrow amounts from the Company as policy loans. These amounts are collateralized by all or a portion of the cash surrender value inherent in the contract. At times, the interest rates provided under the borrowings may be favorable in comparison with loans obtained through other sources; however, these loan balances may also serve to decrease the interest credited to the corresponding policyholder account value, as is the case with many of the Company's universal life and annuity products. In general, policy loans are not required to be repaid until the insurance contract terminates (by death, maturity, expiration, surrender, or because the loan exceeds the policy value) at which point the amount of the outstanding loan is deducted from the policy proceeds which would otherwise be payable. At December 31, 1994 and 1993, amounts outstanding related to policy loans, summarized by interest rates, are as follows:

                            DECEMBER 31
                  -------------------------------
      RATE             1994             1993
----------------  -------------------------------
3.50% - 4.99%     $       733,563  $      727,776
5.00% - 5.99%          30,911,826      28,214,238
6.00% - 6.99%          11,457,608      10,920,771
7.00% - 7.99%          39,567,890      35,619,501
8.00% - 8.99%           5,281,366          19,190
                  -------------------------------
                  $    87,952,253  $   75,501,476
                  -------------------------------
                  -------------------------------

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)
The Company monitors the level of its contract liabilities, the level of interest rates credited to its interest sensitive products and the assumed rate of return provided within the pricing structure of its other products. These amounts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates.

6. REINSURANCE
Policy reserves, premiums and expenses are stated net of amounts related to reinsurance agreements. Life and annuity policy reserves have been reduced by $992,000 at December 31, 1994 and $562,000 at December 31, 1993, for reinsurance ceded to other companies. To the extent that reinsuring companies are later unable to meet their obligations under reinsurance agreements, the Company would be liable. Life and annuity premiums have likewise been reduced (1994 -- $1,853,000; 1993 -- $1,534,000; 1992 -- $1,241,000) for amounts paid under the cession agreements. In addition, during the years ended December 31, 1994, 1993 and 1992, benefits paid or provided have been reduced by $1,043,966, $503,665 and $673,049, respectively, for amounts received under the cession agreements.

Reinsurance coverages for life insurance vary according to the age of the insured and risk classification with retention limits ranging up to $500,000 of coverage per individual life. At December 31, 1994, life insurance in force ceded amounted to $477,256,000 or approximately 4.5% of total life insurance in force.

During 1994, the Company cancelled its agreement to assume 100 percent of FBL Insurance Company's supplemental contracts. As more fully described in Note 3, during 1994 the Company also assumed all of the business inforce of FBL Insurance Company, including these supplementary contracts. As a result, during the year ended December 31, 1994, the Company recognized no premium income directly from such supplementary contracts. Policy reserves and claims and premium income included in the financial statements relating to the coinsurance agreement as of and for the year ended December 31, 1993 are as follows:

Policy reserves - life                                      $59,769,822
Policy reserves - other                                      65,838,896
Policy and contract claims                                   15,509,140
Premium income                                               29,813,086

The Company recognized premium income of $21,145,667 during the year ended December 31, 1992 related to this assumption agreement.

The transactions discussed above give rise during the normal course of business to intercompany account balances which are settled monthly, with the exception of balances generated as a result of the coinsurance agreements, which are determined, and generally settled, annually (see Note 5).

7. CREDIT ARRANGEMENTS
The Company maintains a line of credit agreement with the Federal Home Loan Bank of Des Moines to provide a similar line of credit to FBL Partners, an affiliated joint venture. Under the agreement, which expires on August 31, 1995, the Company can borrow up to $10 million. Interest (6.16% at December 31, 1994, 3.24% in 1993) on any outstanding borrowing is payable at an annual rate equal to the federal funds unsecured rate for federal reserve member banks. At December 31, 1994, there was an outstanding balance of $6,387,510. The line of credit is secured by United States Government agency securities with a carrying value of $12,292,142. All amounts outstanding under the line of credit agreement with the Federal Home Loan Bank of Des Moines have been advanced to FBL Partners and these amounts are included in bonds. Under the terms of the agreement with FBL Partners, interest (7.21% at December 31, 1994, 4.29% at December 31, 1993) is payable at a rate equal to 1.05% above amounts charged by the Federal Home Loan Bank of Des Moines. The Company does not intend to lend additional funds under this agreement in the future.

The Company also had a note payable to a finance company that was paid off during 1994; the outstanding balance at December 31, 1993 was $748,973. The note was secured by an airplane.

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. FEDERAL INCOME TAXES
It is expected that the Company will file a consolidated federal income tax return with Farm Bureau Multi-State Services, Inc. and all of the Company's majority-owned subsidiaries except FBL Insurance Company and Rural Security Life Insurance Company. FBL Insurance Company and Rural Security Life Insurance Company will file separate federal income tax returns for the year ended December 31, 1994 (for operations prior to their transfer on December 31, 1994). Farm Bureau Multi-State Services, Inc., the Company and its subsidiaries included in the consolidated return each report current income tax expense as allocated under a consolidated tax allocation agreement. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return and loss companies recognizing benefits to the extent their losses contribute to reduce consolidated taxes.

The effective tax rate on net gain from operations before federal income taxes and net realized capital gains is different from the prevailing federal income tax rate as follows:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                        -----------------------------------------------
                                                                             1994             1993            1992
                                                                        -----------------------------------------------
Income tax at federal statutory rate (35% in 1994 and 1993, 34% in
 1992)                                                                  $     9,910,744  $    7,424,064  $    5,325,432
Tax effect (decrease) of:
  Impact of reinsurance assumption agreement (NOTE 3)                        (4,779,128)             --              --
  Reserve revaluation                                                            65,618         208,552        (201,104)
  Depreciation                                                                 (278,543)       (522,389)       (601,837)
  Policyholder dividends                                                        386,867        (787,608)       (635,091)
  Tax-exempt interest                                                          (527,073)       (561,083)       (573,030)
  Deferred policy acquisition costs                                             897,559       1,051,150       1,174,647
  Dividends received deduction                                               (1,196,292)       (297,746)       (363,407)
  Timing differences in reporting of partnership income                              --      (2,360,400)     (2,510,462)
  Non-qualified pension plan expenses                                         1,514,425         651,048         472,683
  Bond discount accretion                                                      (113,005)       (425,853)       (286,454)
  Other, net                                                                  1,831,927       1,248,061      (1,221,995)
                                                                        -----------------------------------------------
Federal income taxes                                                    $     7,713,099  $    5,627,796  $      579,382
                                                                        -----------------------------------------------
                                                                        -----------------------------------------------

Prior to 1984, a portion of the Company's current income was not subject to current income taxation, but was accumulated, for tax purposes, in a memorandum account designated as "policyholders' surplus account". The aggregate accumulation in this account at December 31, 1994 was $11,148,000. Should the policyholders' surplus account of the Company exceed the limitation prescribed by federal income tax law, or should distributions be made by the Company to its stockholders in excess of $226,989,000, such excess would be subject to federal income taxes at rates then effective.

In 1994, the Company reached a final settlement with the IRS for 1987 resulting in additional taxes of $283,669 and interest of $226,144. All tax years 1987 and prior are now settled. In 1993, the Company reached a partial settlement with the IRS regarding adjustments to income taxes for 1988 through 1990. This settlement resulted in additional taxes of $128,375 and interest of $18,365. Management believes that the remaining unresolved issues for these years will not have a material effect on the financial position of the Company. Additionally, the IRS is currently conducting an examination of the 1991 and 1992 income tax returns.

9. RETIREMENT AND COMPENSATION PLANS
The Company participates in the Iowa Farm Bureau Federation and Affiliated Companies Retirement Plan. The Plan is a noncontributory defined benefit retirement plan covering substantially all employees. Retirement plan expense for the Company for the years ended December 31, 1994, 1993 and 1992 was $759,923, $867,454 and $843,423, respectively. The Company is also a participant in a non-qualified defined benefit plan used to fund benefits provided for under the Supplemental Plan in excess of those allowed by the Employee Retirement Income Security Act of 1974. Expense related to this plan was $325,868 for the year ended December 31, 1994. At December 31, 1994, the costs of both plans are computed on the basis of accepted actuarial methods and include normal costs plus amortization of past service costs. The Company's policy is to fund retirement plan costs as they accrue. The accumulated vested and nonvested

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9. RETIREMENT AND COMPENSATION PLANS (CONTINUED) plan benefits for both plans amounted to $48,003,230 and $45,225,165 at December 31, 1994 and 1993, respectively, which were equal to the net assets available for plan benefits. The group annuity contracts which fund the Plan are discounted using a rate of 6 percent. The Company acts as the insurer of the Plan's group annuity contracts.

The Company is also a participant in the Iowa Farm Bureau Federation and Affiliated Companies Supplemental Retirement Plan and Trust (the Supplemental
Plan) which commenced on January 1, 1994. The Supplemental Plan is a noncontributory defined benefit plan which works in conjunction with the Iowa Farm Bureau Federation and Affiliated Companies Retirement Plan to enhance early retirement benefits for those employees who have fulfilled specified service requirements and attained age 55. The Company expensed $1,904,694 related to the Supplemental Plan during the year ended December 31, 1994. The total accumulated vested and nonvested plan benefits amounted to approximately $33,266,000, assumed full funding and an interest rate of 7%. The fair value of plan assets at December 31, 1994 was $5,955,665.

The Company provides benefits to agents of the Company and its insurance affiliates through the Agents' Career Incentive Plan. Company contributions to the plan are based upon the individual agent's earned commissions and vary based upon the overall production level and the number of years of service. Company contributions charged to expense with respect to this plan during the years ended December 31, 1994, 1993 and 1992 were $1,432,803, $1,158,543 and $981,613, respectively.

Under the Special Supplemental Early Retirement Plan, the Company provides benefits to eligible employees who have elected early retirement. Since the Board of Directors has the right to discontinue the Plan at any time, the Company has not established a liability for the future benefits to be paid. As a result, the Company is contingently liable for these early retirement benefits. At December 31, 1994, the present value of amounts to be paid under the Plan was $2,675,760. The Company incurred expenses of $254,435, $268,647 and $254,292 during the years ended December 31, 1994, 1993 and 1992, respectively, related to this plan.

The Company has established deferred compensation plans for certain key current and former employees and has certain other benefit plans which provide for retirement and other benefits. These plans have been accrued or funded as deemed appropriate by management of the Company. In addition, the Company is contingently liable for retirement benefits of $236,829 at December 31, 1994 which are provided for in other retirement plans and for which no accruals or funding have been provided.

Certain of the assets related to these plans are on deposit with the Company and amounts relating to these plans are included in the financial statements herein. In addition, certain amounts included in the liability for deferred compensation and other employee benefits related to deposit administration funds maintained by the Company on behalf of affiliates offering substantially the same benefit programs as the Company. At December 31, 1994 and 1993, these amounts had a carrying value of $28,278,158 and $12,372,964, respectively.

In addition to benefits offered under the aforementioned benefit plans, the Company sponsors plans that provide postretirement medical and group term life insurance benefits to full-time employees who have worked ten years and attained age 55 while in service with the Company. The Company currently recognizes costs on a pay-as-you-go (cash basis) method. For the year ended December 31, 1994, 1993 and 1992, costs recognized by the Company related to the group term life insurance benefits were $37,909, $66,643 and $82,200, respectively. Costs related to postretirement medical benefits are not determinable for all years presented.

10. MANAGEMENT AND SERVICES AGREEMENTS
The Company shares certain office facilities and services with the Iowa Farm Bureau Federation and its affiliated companies. These expenses are allocated by the Company on the basis of cost and time studies that are updated annually and consist primarily of salaries and related expenses, travel, and occupancy costs.

The Company is charged on an annual basis for expenses relating to usage of certain automobiles and furniture and equipment owned by FBL Leasing Services, Inc., a wholly-owned subsidiary of FBL Financial Services, Inc. During the years ended December 31, 1994, 1993 and 1992, the Company incurred expenses of $1,303,330, $1,342,020 and $1,561,799 related to this agreement. During 1993,
FBL Leasing Services, Inc. entered into a three-year loan agreement with a bank whereby cash flows for the next five years under this agreement, and similar agreements with affiliates,

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

10. MANAGEMENT AND SERVICES AGREEMENTS (CONTINUED) were securitized and will be used to fund principal and interest payments due thereunder. In connection with the loan agreement, the Company entered into a support agreement whereby the Company agrees to fund any deficiencies in principal and interest payments caused by insufficient cash flow of the underlying lease agreements. Due to the fact that the FBL Leasing Services, Inc. leasing arrangements are backed by tangible assets which have value in excess of the outstanding balance under the loan agreement, management of the Company believes that no losses will be recognized under the support agreement.

In addition, the Company participates in a management agreement with Farm Bureau Management Corporation (wholly owned by the Iowa Farm Bureau Federation). Under this agreement, Farm Bureau Management Corporation provides general business, administrative analysis, and management services to the Company. During the years ended December 31, 1994, 1993 and 1992, the Company incurred expenses under this contract of $1,295,940, $1,457,303 and $1,721,025, respectively.

Effective January 1, 1993, an affiliate, FBL Investment Advisory Services, Inc., began providing investment advisory services to the Company. The related fees are based in increments upon the level of assets under management, plus certain out-of-pocket expenses such as bank and custodian charges and extraordinary items. During the year ended December 31, 1994 and 1993, these fees aggregated $1,302,062 and $1,105,576, respectively.

11. COMMITMENTS AND CONTINGENCIES
At December 31, 1993, the Company owned directly and indirectly 100% of Vantage Cable Associates, Inc. (Vantage), a developer of cable television systems and the general partner of Vantage Cable Associates, L.P. (Vantage L.P.). In December, 1994, substantially all of the assets and liabilities of Vantage and Vantage L.P. were sold to an unrelated third party.

The Company had guaranteed the debt of Vantage which consisted of a bank loan and notes to the Company's affiliates. In addition, the Company had a note outstanding to Vantage, and significant equity contributions in Vantage L.P. The proceeds from the sale were not sufficient to extinguish Vantage's indebtedness; therefore the Company was required to make additional equity contributions to facilitate the repayment of the loans the Company had guaranteed to its affiliates. As a result, during the year ended December 31, 1994, the Company realized a loss of $41,031,583 for the amount of its outstanding note and equity contributions. The impact of this loss on net worth was mitigated, however, by unrealized losses of $39,058,563 recognized through December 31, 1993 and the impact of such losses on the AVR.

In addition to the line of credit agreement with FBL Partners discussed in Note 7, the Company has extended a line of credit in the amount of $10,000,000 to Remodeler's Acceptance Corporation (30% owned by The Anchor Group, Inc.). At December 31, 1994, $775,000 was outstanding under the agreement. Interest is based on 3.00% less than the weighted-average coupon rate of Title 1 loans which secure the loan, but shall not be less than 10% per annum. Subsequent to December 31, 1994, the amounts outstanding were repaid in full.

ICG Partners, an affiliated joint venture, maintains a line of credit with the Company and its affiliates, FBL Insurance Company and Farm Bureau Mutual Insurance Company in the amounts of $18,000,000, $7,500,000 and $4,500,000, respectively. The portion previously attributed to FBL Insurance Company was assumed by the Company as a result of the transactions discussed in Note 3. At December 31, 1994 and 1993, ICG Partners had borrowed $5,024,306 and $4,791,141, respectively, from the Company against the line of credit. Interest (11.5% at December 31, 1994) is payable at an annual rate equal to the prime rate of The Chase Manhattan Bank, N.A., plus 3.00%. The line of credit is collateralized by lease receivables and substantially all other assets of ICG Partners, subject to senior positions.

The Company has extended a line of credit in the amount of $11,500,000 to FBL Leasing Services, Inc. Interest on both agreements is based on the prime rate of a national bank and payable monthly. No amounts were outstanding at December 31, 1994 or 1993.

In connection with the sale of certain real estate property, Rural Security Life Insurance Company agreed to act as guarantor of a mortgage loan between the purchaser and a bank. The Company has now taken the position of Rural Security Life Insurance Company with respect to the guarantee. Pursuant to the agreement, the Company is required to deposit securities in a trust in an amount at least equal to the outstanding balance of the mortgage loan. Should the purchaser default on the mortgage, the bank has the ability to withdraw the securities at which time the Company

                       FARM BUREAU LIFE INSURANCE COMPANY
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

11. COMMITMENTS AND CONTINGENCIES (CONTINUED) would secure a first interest in the underlying property. At December 31, 1994, the outstanding balance of the mortgage loan is $5,608,595. The mortgage loan, which is current at December 31, 1994, requires monthly payments at the lenders' prime commercial rate through December 31, 1996 at which time a balloon payment of $4,562,888 is due.

The Company is involved in litigation where amounts are alleged that are substantially in excess of contractual policy benefits. Management and its legal counsel do not believe any of these claims will result in a material loss to the Company.

Assessments are, from time to time, levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated companies. In some states, these assessments can be partially recovered through a reduction in future premium taxes. Assessments have not been material to the Company's financial statements prior to 1991. However, the economy and other factors have recently caused a number of failures of substantially larger companies. The Company's policy is to accrue for such assessments only when notice of such assessment is received from a state guaranty fund; accordingly, no amounts have been provided for in the accompanying financial statements for estimated future assessments. Assessments paid by the Company amounted to $507,681, $432,355 and $355,391 in 1994, 1993 and 1992, respectively. Potential future assessments, if any, are not determinable by the Company.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                       APPENDIX A
--------------------------------------------------------------------------------
ILLUSTRATIONS OF       The  following tables  illustrate how  the death benefits
DEATH BENEFITS AND     and  Cash  Values of a  Policy may  vary over an extended
CASH VALUES            period  of time  for both  males and  females at  certain
                       ages, assuming hypothetical rates of investment return for the Variable Account equivalent to constant gross annual rates of 0%, 4%, 8% and 12%.

                       The amounts shown are as of the end of each Policy Year. The tables assume that the guaranteed (maximum) cost of insurance rates will be charged for the entire period illustrated. The amounts shown for the death benefits and Cash Values reflect the deduction of the premium expense charge and the monthly and first year monthly administrative charges. The amounts shown for the death benefits and Cash Values also reflect the fact that the net investment return of the Variable Account is lower than the gross, after-tax return on the assets held in the Fund as a result of expenses paid by the Fund and charges levied against the Variable Account. The values shown take into account expenses paid by the Fund which are assumed to be equivalent to 0.55% of the aggregate average daily net assets of the Fund. Actual fees and expenses of the portfolios associated with a policy may be more or less than 0.55%, will vary from year to year, and will vary with the subaccount selected. Nonetheless the Company expects the actual expenses to average 0.55% over the six portfolios. This is because the Adviser has agreed to reimburse any Portfolio for calendar year 1994 to the extent that annual operating expenses, including the investment advisory fee, exceed .55%. There can be no assurance that the Adviser will continue to limit expenses beyond December 31, 1995. Absent the agreement to limit expenses, actual fees and expenses of the Fund would be more than 0.55%. The .55% limit was also in effect in 1994. Absent the agreement to limit expense, actual expenses for 1994 would have averaged .81%. The amounts shown also take into account the daily charge by the Company to the Variable Account for assuming mortality and expense risks, which is equivalent to a charge at an effective annual rate of .90% of the net assets of the Variable Account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 4%, 8% and 12% correspond to approximate net annual investment rates of -1.45%, 2.55%, 6.55% and 10.55%, respectively.

                       The hypothetical values shown in the tables do not reflect any charges for federal income taxes against the Variable Account since the Company is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 4%, 8% or 12% by an amount sufficient to cover tax charges in order to produce the death benefits and Cash Values illustrated. (See "FEDERAL TAX MATTERS--Taxation of the Company.")

                       The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account and if no Policy Loans have been made. The tables are also based on the assumptions that the Policyowner has not requested an increase or decrease in Specified Amount, and that no partial surrenders or transfers have been made.

                       For comparative purposes, the second column of each table shows the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest at 5% compounded annually.

                                              *    *    *

                       Upon request, the Company will provide a comparable illustration based upon the proposed insured's age, sex and premium class, the Specified Amount or premium requested, and the proposed frequency of premium payments.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 25 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $318
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        333.90   $       29  $     100,029  $       35  $     100,035  $       41  $     100,041
     2.........................           684.50          174        100,174         190        100,190         206        100,206
     3.........................         1,052.62          314        100,314         346        100,346         380        100,380
     4.........................         1,439.15          450        100,450         503        100,503         562        100,562
     5.........................         1,845.01          580        100,580         662        100,662         753        100,753
     6.........................         2,271.16          705        100,705         820        100,820         952        100,952
     7.........................         2,718.62          825        100,825         980        100,980       1,161        101,161
     8.........................         3,188.45          939        100,939       1,139        101,139       1,380        101,380
     9.........................         3,681.77        1,048        101,048       1,299        101,299       1,609        101,609
    10.........................         4,199.76        1,148        101,148       1,455        101,455       1,846        101,846
    15.........................         7,205.08        1,499        101,499       2,162        102,162       3,137        103,137
    20.........................        11,040.72        1,461        101,461       2,564        102,564       4,471        104,471
    25.........................        15,936.08          951        100,951       2,495        102,495       5,725        105,725
    30.........................        22,183.93            *              *       1,640        101,640       6,594        106,594
    35.........................        30,157.95            *              *           *              *       6,530        106,530
Age 65.........................        42,685.70            *              *           *              *       3,815        103,815


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $       47  $     100,047
     2.........................         223        100,223
     3.........................         416        100,416
     4.........................         626        100,626
     5.........................         854        100,854
     6.........................       1,103        101,103
     7.........................       1,374        101,374
     8.........................       1,670        101,670
     9.........................       1,993        101,993
    10.........................       2,343        102,343
    15.........................       4,573        104,573
    20.........................       7,772        107,772
    25.........................      12,419        112,419
    30.........................      19,156        119,156
    35.........................      28,895        128,895
Age 65.........................      46,394        146,394

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 35 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $516
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        541.80   $       54  $     100,054  $       64  $     100,064  $       74  $     100,074
     2.........................         1,110.69          336        100,336         363        100,363         392        100,392
     3.........................         1,708.02          603        100,603         660        100,660         719        100,719
     4.........................         2,335.23          855        100,855         951        100,951       1,056        101,056
     5.........................         2,993.79        1,089        101,089       1,236        101,236       1,400        101,400
     6.........................         3,685.28        1,304        101,304       1,513        101,513       1,751        101,751
     7.........................         4,411.34        1,499        101,499       1,779        101,779       2,107        102,107
     8.........................         5,173.71        1,674        101,674       2,034        102,034       2,467        102,467
     9.........................         5,974.19        1,827        101,827       2,276        102,276       2,833        102,833
    10.........................         6,814.70        1,961        101,961       2,507        102,507       3,203        103,203
    15.........................        11,691.27        2,297        102,297       3,425        103,425       5,102        105,102
    20.........................        17,915.13        1,902        101,902       3,688        103,688       6,858        106,858
    25.........................        25,858.54          501        100,501       2,847        102,847       8,010        108,010
    30.........................        35,996.57            *              *         237        100,237       7,784        107,784
    35.........................        48,935.54            *              *           *              *       3,823        103,823
Age 65.........................        38,338.20            *              *           *              *       7,369        107,369


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $       84  $     100,084
     2.........................         421        100,421
     3.........................         783        100,783
     4.........................       1,169        101,169
     5.........................       1,582        101,582
     6.........................       2,022        102,022
     7.........................       2,490        102,490
     8.........................       2,989        102,989
     9.........................       3,521        103,521
    10.........................       4,090        104,090
    15.........................       7,595        107,595
    20.........................      12,447        112,447
    25.........................      19,073        119,073
    30.........................      28,035        128,035
    35.........................      38,827        138,827
Age 65.........................      30,058        130,058

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 45 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $922
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        968.10   $      157  $     100,157  $      176  $     100,176  $      195  $     100,195
     2.........................         1,984.61          648        100,648         701        100,701         755        100,755
     3.........................         3,051.94        1,111        101,111       1,217        101,217       1,329        101,329
     4.........................         4,172.63        1,543        101,543       1,722        101,722       1,916        101,916
     5.........................         5,349.36        1,944        101,944       2,215        102,215       2,516        102,516
     6.........................         6,584.93        2,311        102,311       2,691        102,691       3,125        103,125
     7.........................         7,882.28        2,642        102,642       3,147        103,147       3,741        103,741
     8.........................         9,244.49        2,933        102,933       3,580        103,580       4,362        104,362
     9.........................        10,674.82        3,180        103,180       3,983        103,983       4,982        104,982
    10.........................        12,176.66        3,381        103,381       4,354        104,354       5,598        105,598
    15.........................        20,890.21        3,684        103,684       5,639        105,639       8,574        108,574
    20.........................        32,011.15        2,451        102,451       5,441        105,441      10,850        110,850
    25.........................        46,204.60            *              *       1,896        101,896      10,328        110,328
    30.........................        64,319.45            *              *           *              *       3,754        103,754
    35.........................        87,439.09            *              *           *              *           *              *
Age 65.........................        34,579.81        1,884        101,884       5,052        105,052      11,038        111,038


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      215  $     100,215
     2.........................         812        100,812
     3.........................       1,448        101,448
     4.........................       2,127        102,127
     5.........................       2,850        102,850
     6.........................       3,620        103,620
     7.........................       4,438        104,438
     8.........................       5,305        105,305
     9.........................       6,221        106,221
    10.........................       7,189        107,189
    15.........................      12,968        112,968
    20.........................      20,531        120,531
    25.........................      29,013        129,013
    30.........................      36,615        136,615
    35.........................      35,710        135,710
Age 65.........................      22,179        122,179

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 55 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,566
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $      1,644.30   $      317  $     100,317  $      351  $     100,351  $      385  $     100,385
     2.........................         3,370.82        1,060        101,060       1,151        101,151       1,245        101,245
     3.........................         5,183.66        1,747        101,747       1,925        101,925       2,113        102,113
     4.........................         7,087.14        2,380        102,380       2,674        102,674       2,993        102,993
     5.........................         9,085.80        2,958        102,958       3,395        103,395       3,882        103,882
     6.........................        11,184.39        3,473        103,473       4,078        104,078       4,773        104,773
     7.........................        13,387.90        3,916        103,916       4,713        104,713       5,655        105,655
     8.........................        15,701.60        4,271        104,271       5,281        105,281       6,509        106,509
     9.........................        18,130.98        4,520        104,520       5,760        105,760       7,314        107,314
    10.........................        20,681.83        4,644        104,644       6,127        106,127       8,045        108,045
    15.........................        35,481.63        3,190        103,190       5,906        105,906      10,111        110,111
    20.........................        54,370.35            *              *         300        100,300       7,094        107,094
    25.........................        78,477.67            *              *           *              *           *              *
    30.........................       109,245.40            *              *           *              *           *              *
    35.........................       148,513.68            *              *           *              *           *              *
Age 65.........................        23,360.22        4,635        104,635       6,371        106,371       8,687        108,687


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      420  $     100,420
     2.........................       1,342        101,342
     3.........................       2,313        102,313
     4.........................       3,340        103,340
     5.........................       4,427        104,427
     6.........................       5,569        105,569
     7.........................       6,764        106,764
     8.........................       7,999        107,999
     9.........................       9,255        109,255
    10.........................      10,515        110,515
    15.........................      16,560        116,560
    20.........................      20,141        120,141
    25.........................      12,594        112,594
    30.........................           *              *
    35.........................           *              *
Age 65.........................      11,768        111,768

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 25 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $318
                            NONSMOKER PREMIUM CLASS

                                                  0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                       GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                      GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                   PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF                ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                   AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                   PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
         -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.......................  $        333.90   $       29  $     100,000  $       35  $     100,000  $       41  $     100,000
     2.......................           684.50          174        100,000         190        100,000         207        100,000
     3.......................         1,052.62          315        100,000         347        100,000         381        100,000
     4.......................         1,439.15          451        100,000         505        100,000         564        100,000
     5.......................         1,845.01          582        100,000         665        100,000         756        100,000
     6.......................         2,271.16          708        100,000         824        100,000         957        100,000
     7.......................         2,718.62          829        100,000         985        100,000       1,168        100,000
     8.......................         3,188.45          945        100,000       1,146        100,000       1,389        100,000
     9.......................         3,681.77        1,055        100,000       1,308        100,000       1,621        100,000
    10.......................         4,199.76        1,157        100,000       1,467        100,000       1,861        100,000
    15.......................         7,205.08        1,520        100,000       2,193        100,000       3,184        100,000
    20.......................        11,040.72        1,501        100,000       2,633        100,000       4,593        100,000
    25.......................        15,936.08        1,011        100,000       2,625        100,000       6,002        100,000
    30.......................        22,183.93            *              *       1,852        100,000       7,169        100,000
    35.......................        30,157.95            *              *           *              *       7,635        100,000
Age 65.......................        42,685.70            *              *           *              *       5,996        100,000


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                     GUARANTEED COST
                                      OF INSURANCE
           END OF              ---------------------------
           POLICY                  CASH          DEATH
            YEAR                  VALUE         BENEFIT
         -----------           ------------  -------------
     1.......................  $         48  $     100,000
     2.......................           224        100,000
     3.......................           417        100,000
     4.......................           628        100,000
     5.......................           858        100,000
     6.......................         1,108        100,000
     7.......................         1,382        100,000
     8.......................         1,681        100,000
     9.......................         2,008        100,000
    10.......................         2,363        100,000
    15.......................         4,645        100,000
    20.......................         7,989        100,000
    25.......................        13,006        100,000
    30.......................        20,647        100,000
    35.......................        32,535        100,000
Age 65.......................        56,788        100,000

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 35 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $516
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        541.80   $       54  $     100,000  $       64  $     100,000  $       74  $     100,000
     2.........................         1,110.69          337        100,000         365        100,000         393        100,000
     3.........................         1,708.02          605        100,000         662        100,000         722        100,000
     4.........................         2,335.23          859        100,000         956        100,000       1,061        100,000
     5.........................         2,993.79        1,095        100,000       1,243        100,000       1,408        100,000
     6.........................         3,685.28        1,314        100,000       1,524        100,000       1,764        100,000
     7.........................         4,411.34        1,512        100,000       1,795        100,000       2,126        100,000
     8.........................         5,173.71        1,691        100,000       2,055        100,000       2,494        100,000
     9.........................         5,974.19        1,850        100,000       2,305        100,000       2,869        100,000
    10.........................         6,814.70        1,989        100,000       2,544        100,000       3,251        100,000
    15.........................        11,691.27        2,364        100,000       3,527        100,000       5,258        100,000
    20.........................        17,915.13        2,024        100,000       3,910        100,000       7,259        100,000
    25.........................        25,858.54          671        100,000       3,246        100,000       8,907        100,000
    30.........................        35,996.57            *              *         823        100,000       9,588        100,000
    35.........................        48,935.54            *              *           *              *       7,165        100,000
Age 65.........................        38,338.20            *              *           *              *       9,429        100,000


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $       85  $     100,000
     2.........................         423        100,000
     3.........................         786        100,000
     4.........................       1,175        100,000
     5.........................       1,591        100,000
     6.........................       2,037        100,000
     7.........................       2,513        100,000
     8.........................       3,021        100,000
     9.........................       3,567        100,000
    10.........................       4,153        100,000
    15.........................       7,833        100,000
    20.........................      13,170        100,000
    25.........................      21,033        100,000
    30.........................      33,014        100,000
    35.........................      51,423        100,000
Age 65.........................      36,057        100,000

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 45 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $922
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        968.10   $      158  $     100,000  $      177  $     100,000  $      197  $     100,000
     2.........................         1,984.61          652        100,000         705        100,000         760        100,000
     3.........................         3,051.94        1,120        100,000       1,227        100,000       1,340        100,000
     4.........................         4,172.63        1,558        100,000       1,739        100,000       1,935        100,000
     5.........................         5,349.36        1,968        100,000       2,242        100,000       2,547        100,000
     6.........................         6,584.93        2,345        100,000       2,731        100,000       3,172        100,000
     7.........................         7,882.28        2,689        100,000       3,204        100,000       3,810        100,000
     8.........................         9,244.49        2,995        100,000       3,658        100,000       4,459        100,000
     9.........................        10,674.82        3,260        100,000       4,085        100,000       5,113        100,000
    10.........................        12,176.66        3,481        100,000       4,486        100,000       5,773        100,000
    15.........................        20,890.21        3,922        100,000       6,006        100,000       9,139        100,000
    20.........................        32,011.15        2,869        100,000       6,223        100,000      12,295        100,000
    25.........................        46,204.60            *              *       3,262        100,000      13,622        100,000
    30.........................        64,319.45            *              *           *              *      10,296        100,000
    35.........................        87,439.09            *              *           *              *           *              *
Age 65.........................        34,579.81        2,338        100,000       5,944        100,000      12,760        100,000


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      217  $     100,000
     2.........................         817        100,000
     3.........................       1,460        100,000
     4.........................       2,148        100,000
     5.........................       2,886        100,000
     6.........................       3,676        100,000
     7.........................       4,521        100,000
     8.........................       5,425        100,000
     9.........................       6,389        100,000
    10.........................       7,419        100,000
    15.........................      13,834        100,000
    20.........................      23,173        100,000
    25.........................      36,504        100,000
    30.........................      56,839        100,000
    35.........................      91,185        100,000
Age 65.........................      25,453        100,000

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                 FEMALE AGE 55 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,566
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $      1,644.30   $      323  $     100,000  $      357  $     100,000  $      391  $     100,000
     2.........................         3,370.82        1,075        100,000       1,167        100,000       1,262        100,000
     3.........................         5,183.66        1,777        100,000       1,958        100,000       2,150        100,000
     4.........................         7,087.14        2,432        100,000       2,732        100,000       3,058        100,000
     5.........................         9,085.80        3,036        100,000       3,485        100,000       3,987        100,000
     6.........................        11,184.39        3,584        100,000       4,211        100,000       4,930        100,000
     7.........................        13,387.90        4,067        100,000       4,898        100,000       5,881        100,000
     8.........................        15,701.60        4,471        100,000       5,532        100,000       6,824        100,000
     9.........................        18,130.98        4,775        100,000       6,091        100,000       7,740        100,000
    10.........................        20,681.83        4,964        100,000       6,554        100,000       8,613        100,000
    15.........................        35,481.63        3,922        100,000       7,079        100,000      11,972        100,000
    20.........................        54,370.35            *              *       2,495        100,000      11,685        100,000
    25.........................        78,477.67            *              *           *              *           *              *
    30.........................       109,245.40            *              *           *              *           *              *
    35.........................       148,513.68            *              *           *              *           *              *
Age 65.........................        23,360.22        5,028        100,000       6,912        100,000       9,429        100,000


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      426  $     100,000
     2.........................       1,361        100,000
     3.........................       2,353        100,000
     4.........................       3,413        100,000
     5.........................       4,547        100,000
     6.........................       5,756        100,000
     7.........................       7,039        100,000
     8.........................       8,392        100,000
     9.........................       9,804        100,000
    10.........................      11,267        100,000
    15.........................      19,482        100,000
    20.........................      29,213        100,000
    25.........................      38,103        100,000
    30.........................      41,749        100,000
    35.........................      19,243        100,000
Age 65.........................      12,783        100,000

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 25 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $425
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        446.25   $       84  $     100,084  $       94  $     100,094  $      103  $     100,103
     2.........................           914.81          291        100,291         315        100,315         341        100,341
     3.........................         1,406.80          496        100,496         545        100,545         596        100,596
     4.........................         1,923.39          700        100,700         782        100,782         871        100,871
     5.........................         2,465.81          902        100,902       1,025        101,025       1,163        101,163
     6.........................         3,035.35        1,100        101,100       1,275        101,275       1,475        101,475
     7.........................         3,633.37        1,292        101,292       1,528        101,528       1,804        101,804
     8.........................         4,261.29        1,479        101,479       1,784        101,784       2,151        102,151
     9.........................         4,920.60        1,658        101,658       2,042        102,042       2,516        102,516
    10.........................         5,612.88        1,829        101,829       2,300        102,300       2,898        102,898
    15.........................         9,629.43        2,507        102,507       3,544        103,544       5,062        105,062
    20.........................        14,755.68        2,770        102,770       4,554        104,554       7,592        107,592
    25.........................        21,298.22        2,414        102,414       5,038        105,038      10,341        110,341
    30.........................        29,648.34        1,108        101,108       4,517        104,517      12,943        112,943
    35.........................        40,305.44            *              *       2,001        102,001      14,403        114,403
Age 65.........................        57,048.49            *              *           *              *      11,916        111,916


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      112  $     100,112
     2.........................         367        100,367
     3.........................         651        100,651
     4.........................         967        100,967
     5.........................       1,317        101,317
     6.........................       1,703        101,703
     7.........................       2,127        102,127
     8.........................       2,592        102,592
     9.........................       3,101        103,101
    10.........................       3,658        103,658
    15.........................       7,285        107,285
    20.........................      12,790        112,790
    25.........................      21,084        121,084
    30.........................      33,493        133,493
    35.........................      51,664        151,664
Age 65.........................      84,173        184,173

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 35 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $667
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        700.35   $      170  $     100,170  $      186  $     100,186  $      201  $     100,201
     2.........................         1,435.72          569        100,569         611        100,611         655        100,655
     3.........................         2,207.85          950        100,950       1,036        101,036       1,128        101,128
     4.........................         3,018.60        1,314        101,314       1,461        101,461       1,619        101,619
     5.........................         3,869.88        1,659        101,659       1,881        101,881       2,128        102,128
     6.........................         4,763.72        1,984        101,984       2,297        102,297       2,655        102,655
     7.........................         5,702.26        2,287        102,287       2,706        102,706       3,198        103,198
     8.........................         6,687.72        2,567        102,567       3,107        103,107       3,757        103,757
     9.........................         7,722.45        2,829        102,829       3,503        103,503       4,338        104,338
    10.........................         8,808.93        3,060        103,060       3,882        103,882       4,930        104,930
    15.........................        15,112.55        3,761        103,761       5,490        105,490       8,051        108,051
    20.........................        23,157.74        3,436        103,436       6,245        106,245      11,166        111,166
    25.........................        33,425.67        1,381        101,381       5,174        105,174      13,329        113,329
    30.........................        46,530.45            *              *         750        100,750      12,780        112,780
    35.........................        63,255.83            *              *           *              *       5,925        105,925
Age 65.........................        49,557.32            *              *           *              *      12,039        112,039


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      216  $     100,216
     2.........................         701        100,701
     3.........................       1,224        101,224
     4.........................       1,791        101,791
     5.........................       2,402        102,402
     6.........................       3,062        103,062
     7.........................       3,773        103,773
     8.........................       4,540        104,540
     9.........................       5,372        105,372
    10.........................       6,263        106,263
    15.........................      11,842        111,842
    20.........................      19,769        119,769
    25.........................      30,539        130,539
    30.........................      44,466        144,466
    35.........................      60,761        160,761
Age 65.........................      47,558        147,558

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 45 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,151
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $      1,208.55   $      334  $     100,334  $      361  $     100,361  $      388  $     100,388
     2.........................         2,477.53          993        100,993       1,069        101,069       1,146        101,146
     3.........................         3,809.95        1,614        101,614       1,765        101,765       1,925        101,925
     4.........................         5,209.00        2,196        102,196       2,448        102,448       2,722        102,722
     5.........................         6,678.00        2,734        102,734       3,113        103,113       3,535        103,535
     6.........................         8,220.45        3,228        103,228       3,757        103,757       4,363        104,363
     7.........................         9,840.02        3,671        103,671       4,374        104,374       5,200        105,200
     8.........................        11,540.58        4,058        104,058       4,954        104,954       6,039        106,039
     9.........................        13,326.15        4,382        104,382       5,492        105,492       6,875        106,875
    10.........................        15,201.01        4,637        104,637       5,977        105,977       7,696        107,696
    15.........................        26,078.77        4,651        104,651       7,299        107,299      11,298        111,298
    20.........................        39,961.86        1,739        101,739       5,589        105,589      12,725        112,725
    25.........................        57,680.59            *              *           *              *       8,581        108,581
    30.........................        80,294.67            *              *           *              *           *              *
    35.........................       109,156.61            *              *           *              *           *              *
Age 65.........................        43,168.50          623        100,623       4,637        104,637      12,460        112,460


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      416  $     100,416
     2.........................       1,227        101,227
     3.........................       2,093        102,093
     4.........................       3,018        103,018
     5.........................       4,004        104,004
     6.........................       5,055        105,055
     7.........................       6,170        106,170
     8.........................       7,349        107,349
     9.........................       8,593        108,593
    10.........................       9,898        109,898
    15.........................      17,312        117,312
    20.........................      25,697        125,697
    25.........................      32,843        132,843
    30.........................      33,660        133,660
    35.........................      16,511        116,511
Age 65.........................      27,307        127,307

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 55 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION A
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $2,183
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $      2,292.15   $      715  $     100,715  $      768  $     100,768  $      822  $     100,822
     2.........................         4,698.91        1,816        101,816       1,961        101,961       2,111        102,111
     3.........................         7,226.00        2,816        102,816       3,097        103,097       3,396        103,396
     4.........................         9,879.45        3,709        103,709       4,169        104,169       4,668        104,668
     5.........................        12,665.58        4,486        104,486       5,161        105,161       5,916        105,916
     6.........................        15,591.00        5,135        105,135       6,060        106,060       7,124        107,124
     7.........................        18,662.70        5,646        105,646       6,850        106,850       8,278        108,278
     8.........................        21,887.99        6,003        106,003       7,511        107,511       9,353        109,353
     9.........................        25,274.54        6,187        106,187       8,017        108,017      10,325        110,325
    10.........................        28,830.42        6,179        106,179       8,343        108,343      11,162        111,162
    15.........................        49,461.30        2,699        102,699       6,396        106,396      12,264        112,264
    20.........................        75,792.13            *              *           *              *       3,755        103,755
    25.........................       109,397.67            *              *           *              *           *              *
    30.........................       152,287.80            *              *           *              *           *              *
    35.........................       207,027.69            *              *           *              *           *              *
Age 65.........................        32,564.09        5,945        105,945       8,445        108,445      11,817        111,817


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      876  $     100,876
     2.........................       2,266        102,266
     3.........................       3,712        103,712
     4.........................       5,212        105,212
     5.........................       6,760        106,760
     6.........................       8,348        108,348
     7.........................       9,966        109,966
     8.........................      11,599        111,599
     9.........................      13,226        113,226
    10.........................      14,823        114,823
    15.........................      21,436        121,436
    20.........................      21,374        121,374
    25.........................       2,773        102,773
    30.........................           *              *
    35.........................           *              *
Age 65.........................      16,346        116,346

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 25 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $425
                            NONSMOKER PREMIUM CLASS

                                                 0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1......................  $        446.25   $       85  $     100,000  $       94  $     100,000  $      103  $     100,000
     2......................           914.81          292        100,000         316        100,000         342        100,000
     3......................         1,406.80          498        100,000         547        100,000         599        100,000
     4......................         1,923.39          703        100,000         785        100,000         875        100,000
     5......................         2,465.81          906        100,000       1,030        100,000       1,169        100,000
     6......................         3,035.35        1,106        100,000       1,282        100,000       1,483        100,000
     7......................         3,633.37        1,300        100,000       1,537        100,000       1,815        100,000
     8......................         4,261.29        1,489        100,000       1,797        100,000       2,167        100,000
     9......................         4,920.60        1,671        100,000       2,058        100,000       2,537        100,000
    10......................         5,612.88        1,845        100,000       2,321        100,000       2,926        100,000
    15......................         9,629.43        2,544        100,000       3,600        100,000       5,146        100,000
    20......................        14,755.68        2,843        100,000       4,679        100,000       7,811        100,000
    25......................        21,298.22        2,537        100,000       5,289        100,000      10,858        100,000
    30......................        29,648.34        1,284        100,000       4,974        100,000      14,093        100,000
    35......................        40,305.44            *              *       2,733        100,000      16,863        100,000
Age 65......................        57,048.49            *              *           *              *      17,643        100,000


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                    GUARANTEED COST
                                      OF INSURANCE
           END OF             ----------------------------
           POLICY                 CASH           DEATH
            YEAR                  VALUE         BENEFIT
        -----------           -------------  -------------
     1......................  $         113  $     100,000
     2......................            368        100,000
     3......................            654        100,000
     4......................            971        100,000
     5......................          1,323        100,000
     6......................          1,713        100,000
     7......................          2,141        100,000
     8......................          2,612        100,000
     9......................          3,128        100,000
    10......................          3,694        100,000
    15......................          7,412        100,000
    20......................         13,174        100,000
    25......................         22,153        100,000
    30......................         36,350        100,000
    35......................         59,247        100,000
Age 65......................        107,878        129,454

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 35 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
             INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $667
                            NONSMOKER PREMIUM CLASS

                                                    0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                         GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                        GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                     PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
            END OF                 ACCUMULATED     -------------------------  -------------------------  -------------------------
            POLICY                    AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
             YEAR                    PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
          -----------            ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1.........................  $        700.35   $      171  $     100,000  $      186  $     100,000  $      202  $     100,000
     2.........................         1,435.72          570        100,000         613        100,000         657        100,000
     3.........................         2,207.85          954        100,000       1,041        100,000       1,133        100,000
     4.........................         3,018.60        1,321        100,000       1,468        100,000       1,628        100,000
     5.........................         3,869.88        1,670        100,000       1,893        100,000       2,142        100,000
     6.........................         4,763.72        1,999        100,000       2,315        100,000       2,676        100,000
     7.........................         5,702.26        2,308        100,000       2,732        100,000       3,229        100,000
     8.........................         6,687.72        2,595        100,000       3,142        100,000       3,801        100,000
     9.........................         7,722.45        2,865        100,000       3,549        100,000       4,398        100,000
    10.........................         8,808.93        3,106        100,000       3,942        100,000       5,009        100,000
    15.........................        15,112.55        3,877        100,000       5,666        100,000       8,319        100,000
    20.........................        23,157.74        3,665        100,000       6,652        100,000      11,894        100,000
    25.........................        33,425.67        1,738        100,000       5,983        100,000      15,106        100,000
    30.........................        46,530.45            *              *       2,054        100,000      16,722        100,000
    35.........................        63,255.83            *              *           *              *      13,794        100,000
Age 65.........................        49,557.32            *              *         587        100,000      16,615        100,000


                                 12% ASSUMED HYPOTHETICAL
                                       GROSS RETURN
                                      GUARANTEED COST
                                       OF INSURANCE
            END OF               -------------------------
            POLICY                  CASH         DEATH
             YEAR                  VALUE        BENEFIT
          -----------            ----------  -------------
     1.........................  $      217  $     100,000
     2.........................         703        100,000
     3.........................       1,229        100,000
     4.........................       1,800        100,000
     5.........................       2,418        100,000
     6.........................       3,087        100,000
     7.........................       3,811        100,000
     8.........................       4,594        100,000
     9.........................       5,447        100,000
    10.........................       6,367        100,000
    15.........................      12,247        100,000
    20.........................      21,068        100,000
    25.........................      34,363        100,000
    30.........................      55,188        100,000
    35.........................      90,305        100,000
Age 65.........................      60,719        100,000

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 45 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $1,151
                            NONSMOKER PREMIUM CLASS

                                                 0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1......................  $      1,208.55   $      336  $     100,000  $      363  $     100,000  $      391  $     100,000
     2......................         2,477.53        1,000        100,000       1,076        100,000       1,154        100,000
     3......................         3,809.95        1,628        100,000       1,780        100,000       1,941        100,000
     4......................         5,209.00        2,220        100,000       2,475        100,000       2,752        100,000
     5......................         6,678.00        2,771        100,000       3,156        100,000       3,584        100,000
     6......................         8,220.45        3,282        100,000       3,822        100,000       4,439        100,000
     7......................         9,840.02        3,747        100,000       4,465        100,000       5,311        100,000
     8......................        11,540.58        4,158        100,000       5,080        100,000       6,196        100,000
     9......................        13,326.15        4,512        100,000       5,659        100,000       7,089        100,000
    10......................        15,201.01        4,802        100,000       6,195        100,000       7,985        100,000
    15......................        26,078.77        5,068        100,000       7,944        100,000      12,295        100,000
    20......................        39,961.86        2,471        100,000       7,015        100,000      15,428        100,000
    25......................        57,680.59            *              *         374        100,000      14,752        100,000
    30......................        80,294.67            *              *           *              *       4,193        100,000
    35......................       109,156.61            *              *           *              *           *              *
Age 65......................        43,168.50        1,398        100,000       6,256        100,000      15,697        100,000


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                    GUARANTEED COST
                                      OF INSURANCE
           END OF             ----------------------------
           POLICY                 CASH           DEATH
            YEAR                  VALUE         BENEFIT
        -----------           -------------  -------------
     1......................  $         418  $     100,000
     2......................          1,235        100,000
     3......................          2,111        100,000
     4......................          3,052        100,000
     5......................          4,061        100,000
     6......................          5,145        100,000
     7......................          6,305        100,000
     8......................          7,544        100,000
     9......................          8,868        100,000
    10......................         10,278        100,000
    15......................         18,847        100,000
    20......................         30,724        100,000
    25......................         47,666        100,000
    30......................         74,889        100,000
    35......................        126,102        132,407
Age 65......................         33,598        100,000

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loan or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                  MALE AGE 55 AT BIRTHDAY NEAREST POLICY DATE
                             DEATH BENEFIT OPTION B
            INITIAL SPECIFIED AMOUNT $100,000--ANNUAL PREMIUM $2,183
                            NONSMOKER PREMIUM CLASS

                                                 0% ASSUMED HYPOTHETICAL    4% ASSUMED HYPOTHETICAL    8% ASSUMED HYPOTHETICAL
                                                      GROSS RETURN               GROSS RETURN               GROSS RETURN
                                                     GUARANTEED COST            GUARANTEED COST            GUARANTEED COST
                                  PREMIUMS            OF INSURANCE               OF INSURANCE               OF INSURANCE
           END OF               ACCUMULATED     -------------------------  -------------------------  -------------------------
           POLICY                  AT 5%           CASH         DEATH         CASH         DEATH         CASH         DEATH
            YEAR                  PER YEAR        VALUE        BENEFIT       VALUE        BENEFIT       VALUE        BENEFIT
        -----------           ----------------  ----------  -------------  ----------  -------------  ----------  -------------
     1......................  $      2,292.15   $      726  $     100,000  $      780  $     100,000  $      834  $     100,000
     2......................         4,698.91        1,847        100,000       1,995        100,000       2,147        100,000
     3......................         7,226.00        2,879        100,000       3,167        100,000       3,472        100,000
     4......................         9,879.45        3,817        100,000       4,290        100,000       4,805        100,000
     5......................        12,665.58        4,652        100,000       5,354        100,000       6,139        100,000
     6......................        15,591.00        5,375        100,000       6,346        100,000       7,465        100,000
     7......................        18,662.70        5,976        100,000       7,255        100,000       8,773        100,000
     8......................        21,887.99        6,440        100,000       8,063        100,000      10,049        100,000
     9......................        25,274.54        6,748        100,000       8,748        100,000      11,274        100,000
    10......................        28,830.42        6,882        100,000       9,288        100,000      12,428        100,000
    15......................        49,461.30        4,243        100,000       8,951        100,000      16,416        100,000
    20......................        75,792.13            *              *           *              *      13,775        100,000
    25......................       109,397.67            *              *           *              *           *              *
    30......................       152,287.80            *              *           *              *           *              *
    35......................       207,027.69            *              *           *              *           *              *
Age 65......................        32,564.09        6,805        100,000       9,642        100,000      13,476        100,000


                                12% ASSUMED HYPOTHETICAL
                                      GROSS RETURN
                                    GUARANTEED COST
                                      OF INSURANCE
           END OF             ----------------------------
           POLICY                 CASH           DEATH
            YEAR                  VALUE         BENEFIT
        -----------           -------------  -------------
     1......................  $         888  $     100,000
     2......................          2,304        100,000
     3......................          3,795        100,000
     4......................          5,366        100,000
     5......................          7,018        100,000
     6......................          8,752        100,000
     7......................         10,570        100,000
     8......................         12,472        100,000
     9......................         14,453        100,000
    10......................         16,511        100,000
    15......................         28,083        100,000
    20......................         42,323        100,000
    25......................         61,487        100,000
    30......................         99,300        104,265
    35......................        169,998        178,498
Age 65......................         18,631        100,000

--------------------------
* In the absence of an additional premium, the Policy would lapse.

The values illustrated assume the premium is paid at the beginning of the Policy Year. Values would be different if premiums are paid with a different frequency or in different amounts.

The values and benefits are as of the Policy Year shown. They assume that no Policy Loans or surrenders have been made. Excessive Policy Loans or surrenders may cause this Policy to lapse because of insufficient Cash Value.

THE HYPOTHETICAL GROSS ANNUAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST, OR A PREDICTION OF FUTURE, INVESTMENT RATES OF RETURN. THE ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING PREVAILING INTEREST RATES, RATES OF INFLATION, AND THE ALLOCATIONS MADE BY A POLICYOWNER AMONG THE SUBACCOUNTS. THE GROSS HYPOTHETICAL ANNUAL INVESTMENT RATES OF RETURN OF 0%, 4%, 8% AND 12% SHOWN ABOVE CORRESPOND TO NET ANNUAL RATES OF RETURN OF -1.45%, 2.55%, 6.55% AND 10.55%, RESPECTIVELY. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 4%, 8% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE BY THE COMPANY OR THE FUND THAT THESE HYPOTHETICAL INVESTMENT RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED FOR ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                       APPENDIX B
--------------------------------------------------------------------------------
DEATH BENEFIT OPTIONS  OPTION  A EXAMPLE. For  purposes  of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option A, a Policy with a Specified Amount of $50,000 will generally provide a death benefit of $50,000 plus Cash Value. Thus, for example, a Policy with a Cash Value of $5,000 will have a death benefit of $55,000 ($50,000 + $5,000); a Cash Value of $10,000 will provide a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 2.50 multiplied by the Cash Value. As a result, if the Cash Value of the Policy exceeds $33,333, the death benefit will be greater than the Specified Amount plus Cash Value. Each additional dollar of Cash Value above $33,333 will increase the death benefit by $2.50. A Policy with a Specified Amount of $50,000 and a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $60,000 will provide a death benefit of $150,000 ($60,000 x 2.50).

                       Similarly, any time Cash Value exceeds $33,333, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $100,000 to $87,500. If at any time, however, Cash Value multiplied by the specified amount factor is less than the Specified Amount plus the Cash Value, then the death benefit will be the current Specified Amount plus Cash Value of the Policy.

                       The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the specified amount factor would be 1.85. The amount of the death benefit would be the sum of the Cash Value plus $50,000 unless the Cash Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Cash Value would change the death benefit by $1.85 (rather than $2.50).

                       OPTION B EXAMPLE. For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt. Under Option B, a Policy with a $50,000 Specified Amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 2.50 multiplied by the Cash Value, any time the Cash Value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 Specified Amount. Each additional dollar added to Cash Value above $20,000 will increase the death benefit by $2.50. A Policy with a $50,000 Specified Amount and a Cash Value of $30,000 will provide death proceeds of $75,000 ($30,000 x 2.50); a Cash Value of $40,000 will provide a death benefit of $100,000 ($40,000 x 2.50); a Cash Value of $50,000 will provide a death benefit of $125,000 ($50,000 x 2.50).

                       Similarly, so long as Cash Value exceeds $20,000, each dollar taken out of Cash Value will reduce the death benefit by $2.50. If, for example, the Cash Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the death benefit will be reduced from $62,500 to $50,000. If at any time, however, the Cash Value multiplied by the specified amount factor is less than the Specified Amount, the death benefit will equal the current Specified Amount of the Policy.

                       The specified amount factor becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 1.85. The death proceeds would not exceed the $50,000 Specified Amount unless the Cash Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Cash Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        SPECIFIED AMOUNT FACTOR TABLE
----------------------------------------------
  ATTAINED AGE       SPECIFIED AMOUNT FACTOR
-----------------  ---------------------------
  40 or younger         2.50
  41                    2.43
  42                    2.36
  43                    2.29
  44                    2.22
  45                    2.15
  46                    2.09
  47                    2.03
  48                    1.97
  49                    1.91
  50                    1.85
  51                    1.78
  52                    1.71
  53                    1.64
  54                    1.57
  55                    1.50
  56                    1.46
  57                    1.42
  58                    1.38
  59                    1.34
  60                    1.30
  61                    1.28
  62                    1.26
  63                    1.24
  64                    1.22
  65                    1.20
  66                    1.19
  67                    1.18
  68                    1.17
  69                    1.16
  70                    1.15
  71                    1.13
  72                    1.11
  73                    1.09
  74                    1.07
  75 to 90              1.05
  91                    1.04
  92                    1.03
  93                    1.02
  94                    1.01
  95 or older           1.00

                                      B-2